Filed Pursuant to Rule 497
File No. 333-220385

Up to $50,000,000
Common Stock

Supplement No. 1, dated June 5, 2019
to
Prospectus, dated September 12, 2018 and
Prospectus Supplement, dated March 4, 2019

This prospectus supplement amends, supplements or modifies certain information contained in the prospectus supplement, dated March 4, 2019 (the “ATM Prospectus Supplement”) and the accompanying prospectus, dated September 12, 2018 (the “Base Prospectus,” and together with the ATM Prospectus Supplement, the “Prospectus”), which relate to the sale of shares of common stock of Capital Southwest Corporation in an “at-the-market” offering pursuant to the separate equity distribution agreements, each dated March 4, 2019, with Jefferies LLC (“Jefferies”) and Raymond James & Associates, Inc. (together with Jefferies, the “Sales Agents”). The terms the “Company,” “we,” “us,” and “our” refer to Capital Southwest Corporation and its subsidiaries, unless indicated otherwise. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

You should carefully read the entire Prospectus and this prospectus supplement before investing in our common stock. You should also carefully consider the information set forth under the “Risk Factors” section beginning on page 12 of the Base Prospectus and in Annex A hereto before investing in our common stock.

Status of the “At-the-Market” Offering

On March 4, 2019, we established an at-the-market program to which the ATM Prospectus Supplement relates, and through which we may sell, from time to time through the Sales Agents, shares of our common stock having an aggregate offering price of up to $50,000,000. From March 4, 2019 to March 29, 2019, we sold 263,656 shares of our common stock under the at-the-market program for gross proceeds of $5.7 million and net proceeds of approximately $5.5 million, after deducting commissions to the Sales Agents on shares sold and offering costs. As a result, as of the date hereof, up to approximately $44.3 million in aggregate offering price of shares of our common stock remain available for sale under the at-the-market program.

Proposed Charter Amendments

Our board of directors unanimously approved the following amendments to our Amended and Restated Articles of Incorporation (the “Charter”), subject to approval at our 2019 Annual Meeting of Shareholders by our shareholders of record at the close of business on June 3, 2019:

•	an amendment to the Charter to change from a super-majority to a simple majority voting requirement for amendments to the Charter;

•	an amendment to the Charter to change from a super-majority to a simple majority voting requirement for approval of sale or merger of the Company;

•	an amendment to the Charter to change from a super-majority to a simple majority voting requirement for removal of a director for “cause”; and

•	an amendment to the Charter to increase the number of authorized shares of common stock.

The 2019 Annual Meeting of Shareholders is currently scheduled to be held on July 31, 2019.

Fees and Expenses
The following table is intended to assist you in understanding the costs and expenses you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the Prospectus contains a reference to fees or expenses paid by “you,” “us” or “CSWC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	2.00%	(1)
Offering expenses (as a percentage of offering price)	1.10%	(2)
Dividend reinvestment plan expenses	—%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.10%

Annual Expenses (as a percentage of net assets attributable to common stock for the fiscal year ended March 31, 2019):
Operating expenses	4.63%	(4)
Interest payments on borrowed funds	4.28%	(5)
Income tax expense	0.38%	(6)
Acquired fund fees and expenses	2.14%	(7)
Total annual expenses	11.43%

(1)
Represents the Sales Agents’ commission with respect to the shares of common stock being sold in this offering. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the Prospectus.

(2)	The offering expenses of this offering are estimated to be approximately $550,000, which includes the expenses incurred in connection with the initial launch of this offering.

(3)
The expenses of administering our DRIP are included in operating expenses. The DRIP does not allow shareholders to sell shares through the DRIP. If a shareholder wishes to sell shares they would be required to select a broker of their choice and pay any fees or other costs associated with the sale.

(4)
Operating expenses in this table represent the estimated annual operating expenses of CSWC and its consolidated subsidiaries based on annualized operating expenses for the quarter ended March 31, 2019. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.

(5)
Interest payments on borrowed funds represents our estimated annual interest payments based on actual interest rate terms under our Credit Facility and the 5.95% December 2022 Notes and our anticipated drawdown from our Credit Facility. As of March 31, 2019, we had $141.0 million outstanding under the Credit Facility and approximately $77.1 million in aggregate principal amount of the December 2022 Notes outstanding.

(6)
Income tax expense relates to the accrual of (a) deferred and current tax provision (benefit) for U.S. federal income taxes and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Income tax expense represents the estimated annual income tax expense of CSWC and its consolidated subsidiaries based on annualized income tax expense for the quarter ended March 31, 2019.

(7)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to our investment in the I-45 Senior Loan Fund based upon the actual amount incurred for the fiscal year ended March 31, 2019.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming 5.0% annual return	$114	$321	$503	$864

The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at NAV, participants in our DRIP will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average purchase price of all shares of common stock purchased by the administrator of the DRIP in the event that shares are purchased in the open market to satisfy the share requirements of the DRIP, which may be at, above or below NAV. See “Dividend Reinvestment Plan” in the Base Prospectus for additional information regarding our DRIP.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Market Information
Our common stock is traded on the Nasdaq Global Select Market under the symbol “CSWC.”
The following table sets forth, for each fiscal quarter within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the range of high and low selling prices of our common stock as reported on Nasdaq Global Select Market, as applicable, and the sales price as a percentage of the NAV per share of our common stock.

		Price Range
	NAV (1)	High	Low	Premium (Discount) of High Sales Price to NAV (2)	Premium (Discount) of Low Sales Price to NAV (2)
Year ending March 31, 2020
First Quarter (through June 3, 2019)	*	22.49	21.18	*	*
Year ending March 31, 2019
Fourth Quarter	$18.62	$22.60	$19.06	21.37%	2.36%
Third Quarter	18.43	24.18	17.22	31.20	(6.57)
Second Quarter	18.84	19.80	18.00	5.10	(4.46)
First Quarter	18.87	19.38	16.53	2.70	(12.4)
Year ended March 31, 2018
Fourth Quarter	$19.08	$18.00	$14.85	(5.66)%	(22.17)%
Third Quarter	18.44	17.76	16.15	(3.69)	(12.42)
Second Quarter	18.26	17.50	16.00	(4.16)	(12.38)
First Quarter	17.96	17.34	15.20	(3.45)	(15.37)

(1)
NAV per share, is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low share price divided by NAV and subtracting 1.

*	NAV has not yet been determined.

On May 31, 2019, we had 411 stockholders of record. On June 3, 2019, the last sale price of our common stock on Nasdaq was $21.66 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below NAV per share.

Distributions

We intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In lieu of cash, we may make deemed distributions of certain net capital gains to our shareholders.

The payment dates and amounts of cash dividends per share on a post-split basis for the past five years are as follows:

Payment Date	Cash Dividend
March 28, 2013	$0.69
May 31, 2013	0.10
November 29, 2013	0.10
May 30, 2014	0.10
November 28, 2014	0.10
June 10, 2015	0.10
April 1, 2016	0.04
July 1, 2016	0.06
October 1, 2016	0.11
January 3, 2017	0.17
April 3, 2017(1)	0.45
July 3, 2017	0.21
October 2, 2017	0.24
January 2, 2018	0.26
April 2, 2018	0.28
July 2, 2018(2)	0.89
September 28, 2018(3)	0.44
December 31, 2018(4)	0.46
March 29, 2019(5)	0.48
June 28, 2019(6)	0.49

(1)	On April 3, 2017, CSWC paid a quarterly dividend of $0.19 per share and a supplemental dividend of $0.26 per share.

(2)	On July 2, 2018, CSWC paid a quarterly dividend of $0.29 per share and a supplemental dividend of $0.60 per share.

(3)	On September 28, 2018, CSWC paid a quarterly dividend of $0.34 per share and a supplemental dividend of $0.10 per share.

(4)	On December 31, 2018, CSWC paid a quarterly dividend of $0.36 per share and a supplemental dividend of $0.10 per share.

(5)	On March 29, 2019, CSWC paid a quarterly dividend of $0.38 per share and a supplemental dividend of $0.10 per share.

(6)	On June 28, 2019, CSWC will pay a quarterly dividend of $0.39 per share and a supplemental dividend of $0.10 per share.

The amounts and timing of cash dividend payments have generally been dictated by requirements of the Code regarding the distribution of taxable net investment income (ordinary income) of regulated investment companies.

On March 1, 2016, we established a share repurchase plan (the “Share Repurchase Plan”) in compliance with the requirements of Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Securities Exchange Act of 1934, as amended. The Share Repurchase Plan was established pursuant to a $10 million share repurchase program that the board approved on January 20, 2016. The Share Repurchase Plan became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate. During the year ended March 31, 2019, the Company repurchased a total of 10,452 shares at an average price of $17.72 per share, including commissions paid, under the Share Repurchase Plan. As of March 31, 2019, we had repurchased a total of 46,363 shares of our common stock in the open market under the Share Repurchase Plan, at an average price of $16.67, including commissions paid, leaving approximately $9.2 million available for additional repurchases under the Share Repurchase Plan.

Distribution Policy

We generally intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ended each October 31, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during that year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our shareholders with respect to each taxable year at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. We may retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We may make deemed distributions to our shareholders of any retained net capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We may, in the future, make actual distributions to our shareholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a DRIP which provides for reinvestment of our distributions on behalf of our common shareholders if opted into by a common shareholder.

Shareholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the shareholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

SENIOR SECURITIES
Information about our senior securities is shown in the following table for the years ended March 31, 2019, 2018, and 2017. The Company did not have any senior securities outstanding prior to the year ended March 31, 2017. The reports of RSM US LLP, our independent registered public accountants for the fiscal years ended March 31, 2019 and 2018, on the senior securities table as of March 31, 2019 and 2018, are attached as exhibits to the registration statement of which this prospectus supplement is a part. The report of Grant Thornton LLP, our independent registered public accountants for the fiscal year ended March 31, 2017, on the senior securities table as of March 31, 2017, is attached as an exhibit to the registration statement of which this prospectus supplement is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit
	(dollars in thousands)
Credit Facility
2019	$141,000	$2.49	—	N/A
2018	40,000	4.16	—	N/A
2017	25,000	12.40	—	N/A
December 2022 Notes
2019	$77,136	$2.49	—	$25.50
2018	57,500	4.16	—	25.40
2017	—	—	—	—

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “-” indicates information which the SEC expressly does not required to be disclosed for certain types of senior securities.

(4)	Average market value per unit for our Credit Facility is not applicable because this is not registered for public trading.

Annual Report on Form 10-K

On June 4, 2019, we filed our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 (the “Form 10-K”) with the Securities and Exchange Commission. We have attached the Form 10-K as Annex A to this prospectus supplement.

ANNEX A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

ANNUAL REPORT PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FORM 10-K
(Mark One)
[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended March 31, 2019
OR
[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                                              to

Commission File Number: 814-00061
CAPITAL SOUTHWEST CORPORATION
(Exact name of registrant as specified in its charter)

Texas	75-1072796
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5400 Lyndon B Johnson Freeway, Suite 1300, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (214) 238-5700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market
5.95% Notes due 2022	CSWCL	The Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. YES ☐ NO ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. YES ☐ NO ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  YES ☒ NO ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). YES ☐ NO ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer,  smaller reporting company, or an emerging growth company. See the definitions of  “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒	Non-accelerated filer	☐	Smaller reporting company	☐	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check  mark  whether  the   registrant  is  a  shell  company  (as defined in Rule 12b-2  of  the  Act).
YES ☐ NO ☒

The aggregate market value of the voting stock held by non-affiliates of the registrant as of September 28, 2018 was $289,667,104 based on the last sale price of such stock as quoted by The Nasdaq Global Select Market on such date.

The number of shares of common stock, $0.25 par value per share, outstanding as of May 31, 2019 was 17,500,758.

Documents Incorporated by Reference

Portions of the registrant’s Definitive Proxy Statement to be filed with the Securities and Exchange Commission in connection with the registrant’s Annual Meeting of Shareholders to be held July 31, 2019 are incorporated by reference into Part III of this Annual Report on Form 10-K.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K contains forward-looking statements regarding the plans and objectives of management for future operations.  Any such forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations are generally identifiable by use of the words “may,” “predict,” “will,” “continue,” “likely,” “would,” “could,” “should,” “expect,” “anticipate,” “potential,” “estimate,” “indicate,” “seek,” “believe,” “target,” “intend,” “plan,” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements involve risks and uncertainties and are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass.  Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following:

•our future operating results;
•market conditions and our ability to access debt and equity capital and our ability to manage our capital resources effectively;
•the timing of cash flows, if any, from the operations of our portfolio companies;
•our business prospects and the prospects of our existing and prospective portfolio companies;
•the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;
•the adequacy of our cash resources and working capital;
•our ability to recover unrealized losses;
•our expected financings and investments;
•our contractual arrangements and other relationships with third parties;
•the impact of fluctuations in interest rates on our business;
•the impact of a protracted decline in the liquidity of credit markets on our business;
•our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations, including the tax reform, governing our operations or the operations of our portfolio companies;
•the dependence of our future success on the general economy and its impact on the industries in which we invest;
•our ability to successfully invest any capital raised in an offering;
•the return or impact of current and future investments;
•the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
•our regulatory structure and tax treatment; and
•the timing, form and amount of any dividend distributions.

For a discussion of these and other factors that could cause our actual results to differ materially from forward-looking statements contained in this Annual Report, please see the discussion under “Risk Factors” in Item 1A.

We have based the forward-looking statements included in this Annual Report on Form 10-K on information available to us on the date of this Annual Report on Form 10-K. You should not place undue reliance on these forward-looking statements and you should carefully consider all of the factors identified in this report that could cause actual results to differ. We assume no obligation to update any such forward-looking statements, unless we are required to do so by applicable law.

PART I
Item 1.     Business

ORGANIZATION

Capital Southwest Corporation, which we refer to as “we,” “our,” “us,” “CSWC,” or the “Company” is an internally managed closed-end, non-diversified investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We specialize in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

We were organized as a Texas corporation on April 19, 1961.  Until September 1969, we operated as a small business investment company, or SBIC, licensed under the Small Business Investment Act of 1958.  At that time, we transferred to our wholly-owned subsidiary, Capital Southwest Venture Corporation, or CSVC, certain assets including our SBIC license.  CSVC was a closed-end, non-diversified investment company registered under the 1940 Act.  Effective June 14, 2016, CSVC was dissolved and its SBIC license was surrendered. All assets held in CSVC were transferred to us upon dissolution. Prior to March 30, 1988, we were registered as a closed-end, non-diversified investment company under the 1940 Act.  On that date, we elected to be treated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. In addition, effective April 25, 2019, we are allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowing. Additionally, the Board of Directors approved a resolution which limits the Company's issuance of senior securities such that the asset coverage ratio, taking into account any such issuance, would not be less than 166%, at any time after the effective date.

We have elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our shareholders as dividends. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income.

Capital Southwest Management Corporation, or CSMC, our wholly-owned subsidiary, is our management company.  CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

We also have a direct wholly-owned subsidiary that has been elected to be a taxable entity (the “Taxable Subsidiary”). The primary purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

On September 30, 2015, we completed the spin-off, which we refer to as the Share Distribution, of CSW Industrials, Inc., or CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100% of CSWI’s common stock to our shareholders. Each of our shareholders received one share of CSWI common stock for every one share of our common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. We invest primarily in debt securities, including senior debt, second lien and subordinated debt, and also invest in preferred stock and common stock alongside our debt investments or through warrants.

The following diagram depicts our organizational structure:

Employees

As of March 31, 2019, we had twenty-two employees, each of whom was employed by our management company, CSMC.  These employees include our corporate officers, investment and portfolio management professionals and administrative staff. All of our employees are located in our principal executive offices in Dallas, Texas.

Corporate Information

Our principal executive offices are located at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.  We maintain a website at www.capitalsouthwest.com.  You can review the filings we have made with the Securities and Exchange Commission, or the SEC, free of charge on EDGAR, the Electronic Data Gathering, Analysis, and Retrieval System of the SEC, accessible at http://www.sec.gov.  We also make available free of charge on our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, as soon as reasonably practicable after filing these reports with the SEC. Information on our website is not incorporated by reference into this Annual Report on Form 10-K and you should not consider that information to be part of this Annual Report on Form 10-K. The charters adopted by the committees of our Board of Directors are also available on our website.

OVERVIEW OF OUR BUSINESS

We are an internally managed closed-end, non-diversified investment company that has elected to be regulated as a BDC under the 1940 Act. We specialize in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments.  Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets, and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.

We seek to fill the financing gap for LMM companies, which historically have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participation. Our ability to invest across a LMM company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include senior loans with a first lien on the assets of the portfolio company, as well as subordinated debt which may either be secured or unsecured subordinated loans. Our LMM debt investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities of our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

We offer managerial assistance to our portfolio companies and provide them access to our investment experience, direct industry expertise and contacts. Our obligation to offer to make available significant managerial assistance to our portfolio companies is consistent with our belief that providing managerial assistance to a portfolio company is important to its business development activities.

Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms that are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.

Recent Developments

On May 23, 2019, CSWC entered into an Incremental Assumption Agreement, which increased the total commitments under the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 21, 2018 (the "Credit Agreement"), relating to our senior secured credit facility (the "Credit Facility"), by $25 million. The increase was executed under the accordion feature of the Credit Facility and increased total commitments from $270 million to $295 million.

On May 30, 2019, the Board of Directors declared a total dividend of $0.49 per share, comprised of a regular dividend of $0.39 and a supplemental dividend of $0.10, for the quarter ended June 30, 2019. The record date for the dividend is June 14, 2019. The payment date for the dividend is June 28, 2019.

Our Business Strategy

Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

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Leveraging the Experience of Our Management Team.  Our senior management team has extensive experience investing in and lending to middle market companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at BDCs in the capacity of senior officers. We believe this extensive experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of the middle market companies in which we invest. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

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Applying Rigorous Underwriting Policies and Active Portfolio Management.  Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, which we believe allows us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. Senior management, together with the deal team and accounting and finance departments, meets at least monthly to analyze and discuss in detail the company’s financial performance and industry trends. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

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Investing Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately diverse among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets. However, we may from time to time hold securities of an individual portfolio company that comprise more than 5% of our total assets and/or more than 10% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified investment company that has elected to be regulated as a BDC under the 1940 Act.

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Utilizing Long-Standing Relationships to Source Deals.  Our senior management team and investment professionals maintain extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

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Focusing on Underserved Markets.  The middle market has traditionally been underserved. We believe that operating margin and growth pressures, as well as regulatory concerns, have caused many financial institutions to de-emphasize services to middle market companies in favor of larger corporate clients and more liquid capital market transactions. We also invest in securities that would be rated below investment grade if they were rated. We believe these dynamics have resulted in the financing market for middle market companies being underserved, providing us with greater investment opportunities.

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Focus on Established Companies.  We generally invest in companies with established market positions, proven management teams with strong operating discipline, histories of generating revenues, and recurring cash flow streams. We believe that those companies generally possess better risk adjusted return profiles than earlier stage companies that are building their management teams and establishing their revenue base. We also believe that established companies in our target size range generally provide opportunities for capital appreciation.

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Capital Structures Appropriate for Potential Industry and Business Volatility. Our investment team spends significant time understanding the performance of both the target portfolio company and its specific industry throughout a full economic cycle. The history of each specific industry and target portfolio company will demonstrate a different level of potential volatility in financial performance. We seek to understand this dynamic thoroughly and invest our capital at leverage levels in the capital structure that will remain within enterprise value and in securities that will receive interest payments if such downside volatility were to occur.

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Providing Customized Financing Solutions.  We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Often we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing structures makes us an attractive partner to middle market companies.

INVESTMENT CRITERIA AND OBJECTIVES

Our investment team has identified the following investment criteria that we believe are important in evaluating prospective investment opportunities. However, not all of these criteria have been or will be met in connection with each of our investments:

•	Companies with Positive and Sustainable Cash Flow: We generally seek to invest in established companies with sound historical financial performance.

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Excellent Management:  Management teams with a proven record of achievement, exceptional ability, unyielding determination and integrity.  We believe management teams with these attributes are more likely to manage the companies in a manner that protects and enhances value.

•	Industry: We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help protect their market position.

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Strong Private Equity Sponsors: We focus on developing relationships with leading private equity firms in order to partner with these firms and provide them capital to support the acquisition and growth of their portfolio companies.

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Appropriate Risk-Adjusted Returns:  We focus on and price opportunities to generate returns that are attractive on a risk-adjusted basis, taking into consideration factors, in addition to the ones depicted above, including credit structure, leverage levels and the general volatility and potential volatility of cash flows.

We have an investment committee that is responsible for all aspects of our investment process relating to investments made by us.  The current members of the investment committee are Bowen Diehl, Chief Executive Officer, Michael Sarner, Chief Financial Officer, Douglas Kelley, Managing Director, Josh Weinstein, Managing Director, and David Brooks, Chairman of the Board.

Investment Process

Our investment strategy involves a team approach, whereby our investment team screens potential transactions before they are presented to the investment committee for approval.  Transactions that are either above a certain hold size or outside our general investment policy will also be reviewed and approved by the Board of Directors.  Our investment team generally categorizes the investment process into six distinctive stages:

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Deal Generation/Origination:  Deal generation and origination is maximized through long-standing and extensive relationships with private equity firms, leveraged loan syndication desks, brokers, commercial and investment bankers, entrepreneurs, service providers such as lawyers and accountants, and current and former portfolio companies and investors.

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Screening:  Once it is determined that a potential investment has met our investment criteria, we will screen the investment by performing preliminary due diligence, which could include discussions with the private equity firm, management team, loan syndication desk, etc.  Upon successful screening of the proposed investment, the investment team makes a recommendation to move forward and prepares an initial screening memo for our investment committee.  We then issue either a non-binding term sheet (in the case of a directly originated transaction), or submit an order to the loan syndication desk (in the case of a large-market syndicated loan transaction).

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Term Sheet:  In a directly originated transaction, the non-binding term sheet will typically include the key economic terms of our investment proposal, along with exclusivity, confidentiality, and expense reimbursement provisions, among other terms relevant to the particular investment. Upon acceptance of the term sheet, we will begin our formal due diligence process. In a syndicated loan transaction, rather than a formal term sheet, we will submit an order for an allocation to the syndicated loan desk.

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Due Diligence:  Due diligence is performed under the direction of our senior investment professionals, and involves our entire investment team as well as certain external resources, who together perform due diligence to understand the relationships among the prospective portfolio company’s business plan, operations, financial performance, and legal risks.  On our directly originated transactions, our due diligence will often include (1) conducting site visits with management and key personnel; (2) performing a detailed review of historical and projected financial statements, often with a third-party accounting firm, to evaluate the target company’s normalized cash flow; (3) creating our own detailed modeling projections, including a downside case which attempts to project how the business would perform in a recession based on past operating history of either the company or the industry (4) interviewing key customers and suppliers; (5) evaluating company management, including a formal background check; (6) reviewing material contracts; (7) conducting an industry, market and strategy analysis; and (8) obtaining a review by legal, environmental or other consultants.  In instances where a financial sponsor is investing in the equity in a transaction, we will leverage work done by the financial sponsor for purposes of our due diligence.  In syndicated loan transactions, our due diligence may exclude direct customer and supplier interviews, and will consist of a detailed review of reports from the financial sponsor or syndication agent for industry and market analysis, and legal and environmental diligence.

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Document and Close:  Upon completion of a satisfactory due diligence review, our investment team presents its written findings to the investment committee.  For transactions that are either over a certain hold size, or outside our general investment policy, the investment team will present the transaction to our Board of Directors for approval.  Upon approval for the investment, we re-confirm our regulatory company compliance, process and finalize all required legal documents and fund the investment.

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Post-Investment:  We continuously monitor the status and progress of our portfolio companies, as well as our investment thesis developed at the time of investment.   We offer managerial assistance to our portfolio companies and provide them access to our investment experience, direct industry expertise and contacts.  The same investment team leader that was involved in the investment process will continue to be involved in the portfolio company post-investment.  This approach provides continuity of knowledge and allows the investment team to maintain a strong business relationship with the financial sponsor, business owner and key management of our portfolio companies.  As part of the monitoring process, members of our investment team will analyze monthly, quarterly and annual financial statements against previous periods, review financial projections, meet with the financial sponsor and management (when necessary), attend board meetings (when appropriate) and review all compliance certificates and covenants. Our investment team meets once each month with senior management to review the performance of each of our portfolio companies.

We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio.  The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein, including each investment’s expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company’s future outlook.  The ratings are not intended to reflect the performance or expected level of returns of our equity investments.

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Investment Rating 1 represents the least amount of risk in our portfolio. The investment is performing materially above underwriting expectations and the trends and risk factors are generally favorable.

•	Investment Rating 2 indicates the investment is performing as expected at the time of underwriting and the trends and risk factors are generally favorable to neutral.

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Investment Rating 3 involves an investment performing below underwriting expectations and the trends and risk factors are generally neutral to negative.  The portfolio company or investment may be out of compliance with financial covenants and interest payments may be impaired, however principal payments are generally not past due.

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Investment Rating 4 indicates that the investment is performing materially below underwriting expectations, the trends and risk factors are generally negative and the risk of the investment has increased substantially.  Interest and principal payments on our investment are likely to be impaired.

Determination of Net Asset Value

Quarterly Determinations

We determine our net asset value, or NAV, per share on a quarterly basis.  The NAV per share is equal to our total assets minus liabilities divided by the total number of shares of common stock outstanding.

We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

We undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments.  The valuation process is led by the finance department in conjunction with the investment teams and senior management.  Valuations of each portfolio security are prepared quarterly by the finance department using updated portfolio company financial and operational information.  Each investment valuation is also subject to review by the executive officers and investment teams.

In conjunction with the internal valuation process, we have engaged multiple independent consulting firms that specialize in financial due diligence, valuation and business advisory services to provide third-party valuation reviews of the majority of our investments on a quarterly basis.  Our Board of Directors is ultimately responsible for overseeing, reviewing and approving, in good faith, our determination of the fair value of each investment in our portfolio.

Determinations in Connection with our Offerings

In connection with each offering of shares of our common stock, our Board of Directors or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current NAV at the time at which the sale is made. Our Board of Directors or an authorized committee thereof considers the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;

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our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our investments) from the period beginning on the date of the most recently disclosed NAV per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

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the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) NAV of our common stock, which is based upon the NAV disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV since the date of the most recently disclosed NAV, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC) to suspend the offering of shares of our common stock if the NAV fluctuates by certain amounts in certain circumstances, our Board of Directors or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine NAV within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine NAV to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records are made contemporaneously with all determinations described in this section and these records are maintained with other records we are required to maintain under the 1940 Act.

COMPETITION

We compete for attractive investment opportunities with other financial institutions, including BDCs, junior capital lenders, and banks. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team and our responsive and efficient investment analysis and decision-making processes.  However, many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do.  Furthermore, our competitors may have a lower cost of funds and many have access to funding sources that are not available to us.  In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares.  Likewise, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC.  See “Risk Factors—Risks Related to Our Business and Structure—We operate in a highly competitive market for investment opportunities.”

We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.  In addition, because of this competition, we may be unable to take advantage of attractive investment opportunities and may be unable to identify and make investments that satisfy our investment objectives or meet our investment goals.

LEVERAGE

We may from time to time borrow funds to make investments, a practice known as “leverage,” in an attempt to increase returns to our shareholders. Effective April 25, 2019, we are allowed to borrow amounts such that our asset coverage, as calculated in accordance with the 1940 Act, equals at least 150% after such borrowing. Additionally, the Board of Directors approved a resolution which limits the Company's issuance of senior securities such that the asset coverage ratio, taking into account any such issuance, would not be less than 166%, at any time after the effective date. The amount of leverage that we employ at any particular time will depend on management’s and our Board of Directors’ assessments of portfolio mix, prevailing market advance rates and other market factors at the time of any proposed borrowing. See “Risk Factors – Risks Related to Our Business and Structure – Because we borrow money to make investments, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.”

We intend to continue borrowing under the Credit Facility in the future and we may increase the size of the Credit Facility, add additional credit facilities or otherwise issue additional debt securities or other evidences of indebtedness in the future, although there can be no assurance that we will be able to do so.

See "Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Liquidity and Capital Resources" as well as Note 5 to our consolidated financial statements for the year ended March 31, 2019 for information regarding the Credit Facility and the issuance of the December 2022 Notes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the three years ended March 31, 2019.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, or DRIP, that provides for the reinvestment of dividends on behalf of our shareholders. Under the DRIP, if we declare a dividend, registered shareholders who have opted into the DRIP as of the dividend record date will have their dividend automatically reinvested into additional shares of our common stock. The share requirements of the DRIP are satisfied through open market purchases of common stock by the DRIP plan administrator. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, we have elected, and intend to qualify annually, to be treated as a RIC. Our election to be regulated as a BDC and our election to be treated as a RIC for U.S. federal income tax purposes have a significant impact on our operations. Some of the most important effects on our operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.

•	We report our investments at market value or fair value with changes in value reported through our consolidated statements of operations.

In accordance with the requirements of the 1940 Act and Article 6 of Regulation S-X, we report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors. Changes in these values are reported through our consolidated statements of operations under the caption of “net change in unrealized appreciation on investments.” See “Determination of Net Asset Value” above.

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We intend to distribute substantially all of our income to our shareholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to shareholders (actually or constructively).

As a RIC, so long as we meet certain minimum distribution, source of income and asset diversification requirements, we generally are required to pay U.S. federal income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income. We intend to distribute to our shareholders substantially all of our income. We may, however, make deemed distributions to our shareholders of any retained net long-term capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the net capital gains and reinvested the net after-tax proceeds in us. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the corporate-level U.S. federal income tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.” We met the minimum distribution requirements for tax years 2018, 2017 and 2016 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.

In addition, we have a Taxable Subsidiary that holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of its ownership of the portfolio companies. This income tax expense, if any, is reflected in our Consolidated Statements of Operations.

•	Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 150%, which became effective April 25, 2019. Additionally, the Board of Directors approved a resolution which limits the Company's issuance of senior securities such that that asset coverage ratio, taking into account any such issuance, would not be less than 166%, at any time after the effective date. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to utilize leverage as a means of financing our portfolio of investments may be limited by this asset coverage requirement. While the use of leverage may enhance returns if we meet our investment objective, our returns may be reduced or eliminated if our returns on investments are less than the costs of borrowing.

•	We are required to comply with the provisions of the 1940 Act applicable to business development companies.

As a BDC, we are required to have a majority of directors who are not “interested persons” as such term is defined in Section 2(a)(19) of the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, maintaining a fidelity bond and placing and maintaining its securities and similar investments in custody. See “Regulation as a Business Development Company” below.

Regulation as a Business Development Company

We have elected to be regulated as a BDC under the 1940 Act.  The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates and principal underwriters as well as their respective affiliates.  The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than “interested persons,” as defined in the 1940 Act.  In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by holders of a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (1) 67% or more of the voting securities of holders present or represented by proxy at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) more than 50% of our voting securities.

The following is a brief description of the 1940 Act provisions applicable to BDCs, which is qualified in its entirety by reference to the full text of the 1940 Act and rules issued thereunder by the SEC.

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Generally, BDCs must offer, and must provide upon request, significant managerial assistance available to certain portfolio companies.  In general, as a BDC, a company must, among other things: (1) be a domestic company; (2) have registered a class of its securities pursuant to Section 12 of the Exchange Act; (3) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, including early stage or emerging companies and businesses suffering or just recovering from financial distress (see following paragraph); (4) offer to make available significant managerial assistance to such portfolio companies; and (5) file a proper notice of election with the SEC.

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An eligible portfolio company generally is a domestic company that is not a regulated or private investment company or a financial company (such as brokerage firms, banks, insurance companies and investment banking firms) and that: (1) does not have a class of securities listed on a national securities exchange; (2) has a class of securities listed on a national securities exchange with an equity market capitalization of less than $250 million; or (3) is controlled by the BDC itself or together with others and, as a result of such control, the BDC has an affiliated person on the board of directors of the company.  The 1940 Act presumes that a person has “control” of a portfolio company if that person owns at least 25% of its outstanding voting securities.

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As a BDC, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement.  Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from any act or omission constituting willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person’s office.

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We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering these policies and procedures.

On March 23, 2018, the Small Business Credit Availability Act (the “SBCAA”) was signed into law and, among other things, instructs the SEC to issue rules or amendments to rules allowing BDCs to use the same securities offering and proxy rules that are available to operating companies, including, among other things, allowing BDCs to incorporate by reference in registration statements filed with the SEC and allow certain BDCs to file shelf registration statements that are automatically effective and take advantage of other benefits available to Well-Known Seasoned Issuers. On March 20, 2019, the SEC proposed rule amendments to implement certain provisions of the SBCAA; however, as of the date of this Annual Report on Form 10-K, we do not know when the proposed rules relating to this legislation will be implemented.

Qualifying Assets

The 1940 Act provides that we may not make an investment in non-qualifying assets unless at the time of the investment at least 70% of the value of our total assets (measured as of the date of our most recently filed financial statements) consists of qualifying assets. Qualifying assets include: (1) securities of eligible portfolio companies; (2) securities of certain companies that were eligible portfolio companies at the time we initially acquired their securities and in which we retain a substantial interest; (3) securities of certain controlled companies; (4) securities of certain bankrupt, insolvent or distressed companies; (5) securities received in exchange for or distributed in or with respect to any of the foregoing; and (6) cash items, U.S. government securities and high-quality short-term debt.

Significant Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the qualifying assets requirement, we must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However, where we purchase securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, provides, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities, short-term investments in secured debt investments, independently rated debt investments and diversified bond funds, which we refer to as temporary investments.

Senior Securities

BDCs generally have been permitted by the 1940 Act, under specific conditions, to issue multiple classes of debt and one class of stock senior to its common stock if its asset coverage, as defined by the 1940 Act, is at least 200% immediately after each such issuance. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur by reducing the minimum asset coverage ratio from 200% to 150%, if certain requirements are met. On April 25, 2018, the Board of Directors unanimously approved the application of the recently modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company was decreased from 200% to 150%, which became effective April 25, 2019. Additionally, the Board of Directors also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account any such issuance, would not be less than 166%, at any time after the effective date. We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to reduce its asset coverage requirement to 150%, its leverage capacity and usage, and risks related to leverage.

As of March 31, 2019, we had $141.0 million and $77.1 million in total aggregate principal amount of debt outstanding under our Credit Facility and December 2022 Notes, respectively. As of March 31, 2019, our asset coverage was 249%.

In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our shareholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.  Under specific conditions, we are also permitted by the 1940 Act to issue warrants.

Common Stock

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current NAV of the common stock if our Board of Directors determines that such sale is in our best interests and that of our shareholders, and our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We did not seek shareholder authorization to sell shares of our common stock below the then current NAV per share of our common stock at our 2018 annual meeting of shareholders. See "Risk Factors - Risks Relating to Our Business and Structure - Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital."

Code of Ethics and Code of Conduct

We adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to the code may invest in securities for their personal investment accounts including securities that may be purchased or held by us, so long as those investments are made in accordance with the code’s requirements. We have also adopted a code of conduct that applies to our Chief Executive Officer, Chief Financial Officer (or persons performing similar functions), our Board, and all other employees. This code sets forth policies that these executives and employees must follow when performing their duties.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions are made by the investment team that is responsible for monitoring the investments. To ensure that our vote is not the product of a conflict of interest, we require that anyone involved in the decision-making process discloses to our Chief Compliance Officer any potential conflict of which he or she is aware. Shareholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Financial Officer c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering these policies and procedures. Michael S. Sarner serves as our Chief Compliance Officer.

Exemptive Relief

On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees, or the Original Order. On August 22, 2017, we received an exemptive order that supersedes the Original Order, or the Exemptive Order, and in addition to the relief granted under the Original Order, allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan, or the 2010 Plan, and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan, or the 2009 Plan.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. The prior approval of the SEC is not required, however, where a transaction involves no negotiation of terms other than price.

We expect to periodically be examined by the SEC for compliance with the 1940 Act.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Annual Report on Form 10-K and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. shareholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•
A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof of the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
A trust if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. shareholder” means a beneficial owner of shares of our common stock that is neither a U.S. shareholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If an entity treated as a partnership for U.S. federal income tax purposes (a “partnership”) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner or member and the activities of the partnership. A prospective shareholder that is a partner or member in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any income that we distribute to our shareholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one year period ended October 31 and (3) any income and gains recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	Meet the Annual Distribution Requirement;

•	Qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•
Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

◦
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

◦
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (1) of one issuer (2) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we have established the Taxable Subsidiary to hold assets from which we do not anticipate earning dividend, interest or other income under the 90% Income Test. We may establish additional subsidiaries for the same purpose in the future. Any investments held through a Taxable Subsidiary generally are subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (including debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount or payment-in-kind interest that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Shareholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Business Development Company” above. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our shareholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our shareholders. See “Failure To Obtain RIC Tax Treatment” below.

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (1) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (2) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. Future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause us to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the entity is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the entity is not treated as a “qualified publicly traded partnership,” however, the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to re-characterization by the Internal Revenue Service, or the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The IRS has issued a revenue procedure indicating that this rule will apply where the total amount of cash to be distributed is not less than 20% of the total distribution. Under this revenue procedure, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. If a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Failure to Obtain RIC Tax Treatment

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for that year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to our shareholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of non-corporate U.S. shareholders, generally at a maximum federal income tax rate applicable to qualified dividend income of 20%). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years, and then seek to re-qualify as a RIC, we would be subject to corporate-level U.S. federal income taxation on any built-in gain recognized during the succeeding 5-year period unless we made a special election to recognize all that built-in gain upon our re-qualification as a RIC and to pay the corporate-level U.S. federal income tax on that built-in gain.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could affect the tax consequences of an investment in our stock.

THE NASDAQ GLOBAL SELECT MARKET CORPORATE GOVERNANCE REGULATIONS

The NASDAQ Global Select Market, or Nasdaq, has adopted corporate governance listing standards with which listed companies must comply in order to remain listed.  We believe that we are in compliance with these corporate governance listing standards.  We intend to monitor our compliance with future listing standards and to take all necessary actions to ensure that we remain in compliance.

SECURITIES EXCHANGE ACT OF 1934 AND SARBANES-OXLEY ACT COMPLIANCE

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items.  In addition, we are subject to the Sarbanes-Oxley Act of 2002 and regulations promulgated thereunder, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders.  For example:

•	Pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
Pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report on its assessment of our internal control over financial reporting, and we engage an independent registered public accounting firm to separately audit our internal control over financial reporting; and

•
Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 1A.     Risk Factors

Investing in our securities involves a number of significant risks.  In addition to other information contained in this Annual Report on Form 10-K, investors should consider the following information before making an investment in our securities.  The risks and uncertainties described below could materially adversely affect our business, financial conditions and results of operations. Risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.  If any of the following risks, or risks not presently known to us, actually occur, the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

Our financial condition and results of operations will depend on our ability to effectively allocate and manage capital.

Our ability to achieve our investment objective of maximizing risk-adjusted returns to shareholders depends on our ability to effectively allocate and manage capital.  Capital allocation depends, in part, upon our investment team’s ability to identify, evaluate, invest in and monitor companies that meet our investment criteria.

Accomplishing our investment objectives is largely a function of our investment team’s management of the investment process and our access to investments offering attractive risk adjusted returns.  In addition, members of our investment team are called upon, from time to time, to provide managerial assistance to some of our portfolio companies.

The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Our ability to make new investments at attractive relative returns is also a function of our marketing and our management of the investment process, as well as conditions in the private credit markets in which we invest. If we fail to invest our capital effectively, our return on equity may be negatively impacted, which could have a material adverse effect on the price of the shares of our common stock.

Any unrealized losses we experience may be an indication of future realized losses, which could reduce our income available to make distributions.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. An unrealized loss could be an indication of a portfolio company’s inability to generate cash flow or meet its repayment obligations. This could result in realized losses in the future and ultimately in reductions of our income available to pay dividends or interest and principal on our securities and could have a material adverse effect on your investment.

Our business model depends to a significant extent upon strong referral relationships.  Our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with financial sponsors, intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities.  If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to effectively invest our capital.  Individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities; therefore, there is no assurance that these relationships will generate investment opportunities for us.

In addition to regulatory limitations on our ability to raise capital, our current debt obligations contain various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility or the December 2022 Notes, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of March 31, 2019, the Credit Facility provides us with a revolving credit line of up to $270.0 million of which $141.0 million was drawn.

The Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, minimum consolidated net worth, minimum consolidated interest coverage ratio, minimum asset coverage, and maintenance of RIC tax treatment and BDC status. The Credit Facility also contains customary events of default with customary cure and notice provisions, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenants, bankruptcy, and change of control. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the Credit Facility.

In December 2017, we issued $57.5 million in aggregate principal amount of 5.95% Notes due 2022, or the December 2022 Notes. The indenture governing the December 2022 Notes contains certain covenants including but not limited to (i) a requirement that we comply with the asset coverage requirement of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act or any successor provisions thereto, after giving effect to any exemptive relief granted to us by the SEC, (ii) a requirement, subject to a limited exception, that we will not declare any cash dividend, or declare any other cash distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have the minimum asset coverage required pursuant to Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act or any successor provisions thereto after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to us by the SEC and (iii) a requirement to provide financial information to the holders of the December 2022 Notes and the trustee under the indenture if we should no longer be subject to the reporting requirements under the Exchange Act. The indenture and supplement relating to the December 2022 Notes also provides for customary events of default.

On June 11, 2018, the Company entered into an "At-The-Market" ("ATM") debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $50 million in aggregate principal amount of December 2022 Notes through B. Riley FBR, Inc., acting as its sales agent (the “2022 Notes Agent”). Sales of the December 2022 Notes may be made in negotiated transactions or transactions that are deemed to be "at the market offerings" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on The Nasdaq Global Select Market, or similar securities exchanges or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

As of March 31, 2019, the carrying amount of the December 2022 Notes was $75.1 million on an aggregate principal amount of $77.1 million. At this time, the Company does not intend to issue additional December 2022 Notes under this ATM debt distribution agreement.

Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our shareholders.

All of our assets are subject to security interests under our secured Credit Facility and if we default on our obligations under the Credit Facility, we may suffer adverse consequences, including foreclosure on our assets.

All of our assets are currently pledged as collateral under our Credit Facility. If we default on our obligations under the Credit Facility, the lenders party thereto may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our shareholders. In addition, if the lenders exercise their right to sell the assets pledged under our Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility. These distressed prices could be materially below our most recent valuation of each security, which could have a significantly negative effect on NAV.

Because we borrow money to make investments, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings to fund investments, also known as leverage, magnify the potential for loss on investments in our indebtedness and gain or loss on investments in our equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. We may borrow from banks and other lenders, including under our Credit Facility, and may issue debt securities or enter into other types of borrowing arrangements in the future. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any decrease in our income would cause net investment income to decline more sharply than it would have had we not leveraged our business. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Use of leverage is generally considered a speculative investment technique.

As of March 31, 2019, we had $141.0 million debt outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest, on a per annum basis at a rate equal to the applicable LIBOR rate plus 2.50%. We pay unused commitment fees of 0.50% to 1.00% per annum, based on utilization, on the unused lender commitments under the Credit Facility. The Credit Facility is secured by substantially all of our assets. If we are unable to meet the financial obligations under the Credit Facility, the lenders under the Credit Facility may exercise its remedies under the Credit Facility as the result of a default by us. On April 16, 2018 and May 11, 2018, CSWC entered into Incremental Assumption Agreements, which increased the total commitments under the Credit Facility by $20 million and $10 million, respectively. The increases were executed under the accordion feature of the Credit Facility and increased total commitments from $180 million to $210 million. On December 21, 2018, CSWC entered into the Amended and Restated Senior Secured Revolving Credit Agreement (the "Credit Agreement"), and a related Amended and Restated Guarantee, Pledge and Security Agreement, to amend and restate its Credit Facility. The Credit Agreement (1) increased the total commitments by $60 million from $210 million to an aggregate total of $270 million, provided by a diversified group of nine lenders, (2) increased the Credit Facility's accordion feature to $350 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from LIBOR plus 3.00% to LIBOR plus 2.50%, subject to certain conditions as outlined in the Credit Agreement, (4) reduced the minimum asset coverage with respect to senior securities representing indebtedness from 200% to 150% after the date on which such minimum asset coverage is permitted to be reduced by the Company under applicable law, subject to certain conditions as outlined in the Credit Agreement, and (5) extended the Credit Facility's revolving period from November 16, 2020 to December 21, 2022 and the final maturity was extended from November 16, 2021 to December 21, 2023.

As of March 31, 2019, the carrying amount of the December 2022 Notes was $75.1 million. The December 2022 Notes mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at our option on or after December 15, 2019. The December 2022 Notes bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year. The December 2022 Notes are an unsecured obligation, rank pari passu with our other outstanding and future unsecured unsubordinated indebtedness and are effectively subordinated to all of our existing and future secured indebtedness, including borrowings under our Credit Facility.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by borrowing from banks or insurance companies or by issuing debt securities and there can be no assurance that such additional leverage can in fact be achieved.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.
Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common shareholder(2)	(20.75)%	(12.28)%	(3.82)%	4.65%	13.11%

(1)
Assumes $551.8 million in total assets, $218.1 million in debt principal outstanding, $326.0 million in net assets and a weighted-average interest rate of 5.41% on our senior securities based on our financial data available on March 31, 2019. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2019 total assets of at least 2.25%.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

Currently, more than 70% of our assets consist of qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if those investments are not qualifying assets for purposes of the 1940 Act. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies or we could be required to dispose of investments at inappropriate times to comply with the 1940 Act (which could result in the dilution of our position).

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the 1940 Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a Regulated Investment Company under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

•
The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized short-term capital gains in excess of realized net long-term capital losses.  Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income.

•
The source of income requirement will be satisfied if we obtain at least 90% of our gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year.  To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”).  In addition, no more than 25% of the value of our assets can be invested in the securities, other than U.S Government securities or securities of other RICs, (1) of one issuer (2) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

Failure to meet these requirements may result in us having to dispose of certain unqualified investments quickly in order to prevent the loss of RIC tax treatment. If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.  In addition, to the extent we had unrealized gains, we would have to establish deferred tax liabilities for taxes, which would reduce our NAV accordingly. In addition, our shareholders would lose the tax credit realized when we, as a RIC, decide to retain the net realized capital gain and make deemed distributions of net realized capital gains, and pay taxes on behalf of our shareholders at the end of the tax year.  The loss of this pass-through tax treatment could have a material adverse effect on the total return of an investment in our common stock.

Even if the Company qualifies as a Regulated Investment Company, it may face tax liabilities that reduce its cash flow.

Even if we qualify for taxation as a RIC, we may be subject to certain U.S. federal, state and local taxes on our income and assets. In addition, we may hold some of our assets through our Taxable Subsidiary, which is not consolidated for U.S. federal income tax purposes, or any other taxable subsidiary we may form. Any taxes paid by our subsidiary corporations would decrease the cash available for distribution to our shareholders.

Our investment portfolio is and will continue to be recorded at fair value.  Our Board of Directors has final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination. As a result of recording our investments at fair value, there is and will continue to be subjectivity as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our fair value determination.  Typically, there is not a public market for the securities of the privately held companies in which we have invested and will continue to invest.  As a result, we value these securities quarterly at fair value based on inputs from management and our investment team, along with the oversight, review and approval of our Board of Directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors.  Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies.  Because of the inherent uncertainty of the valuation of portfolio securities that do not have readily ascertainable market values, our fair value determinations may differ materially from the values a third party would be willing to pay for our portfolio securities or the values which would be applicable to unrestricted securities having a public market.  Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments.  As a result, investors purchasing our common stock based on an overstated NAV may pay a higher price than the value of our investments might warrant.  Conversely, investors selling shares during a period in which the NAV understates the value of our investments may receive a lower price for their shares than the value of our investments might warrant.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability.  For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions.  These events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular.  While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. There can be no assurance these market conditions will not repeat themselves or worsen in the future.   The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms.  Additionally, the debt capital that will be available to us in the future may be at a higher cost and on less favorable terms than what we currently experience due to the existence of a rising interest rate environment.  If any of these conditions appear, they may have an adverse effect on our business, financial condition, and results of operations.  These events could limit our investment originations, limit our ability to increase returns to equity holders through the effective use of leverage, and negatively impact our operating results.

In addition, significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell our investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

U.S. and worldwide economic, political, regulatory and financial conditions may adversely affect our business, results of operations and financial condition , including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, have contributed and may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. Increases to budget deficits or direct and contingent sovereign debt may create concerns about the ability of certain nations to service their sovereign debt obligations, and risks resulting from any current or future debt crisis in Europe, the United States or elsewhere could have a detrimental impact on the global economy and the financial condition of financial institutions generally. Austerity measures that certain countries may agree to as part of any debt crisis or disruptions to major financial trading markets may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union

(“Brexit”), and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the European Union. The initial negotiations on Brexit commenced in June 2017. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because the U.K. Parliament rejected Prime Minister Theresa May’s proposed Brexit deal with the European Union in March 2019, there is increased uncertainty on the outcome of Brexit. There is also continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal and monetary policies of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital.

The U.S. government may adopt legislation that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. For example, in March 2018, the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

We operate in a highly competitive market for investment opportunities.

We compete for attractive investment opportunities with other financial institutions, including BDCs, junior capital lenders, and banks.  Some of these competitors are substantially larger and have greater financial, technical and marketing resources, and some are subject to different, and frequently less stringent, regulations.  Our competitors may have a lower cost of funds and may have access to funding sources that are not available to us.  Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.  As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and there can be no assurance that we will be able to identify and make investments that satisfy our objectives.  A significant increase in the number and/or size of our competitors in our target market could force us to accept less attractive investment terms.  We cannot assure you that the competitive pressures we face will not have a materially adverse effect on our business, financial condition and results of operation.

Adverse market and economic conditions could cause harm to our operating results.

Past recessions have had a significant negative impact on the operating performance and fair value of many middle market companies. Many of our portfolio companies could be adversely impacted again by any future economic downturn or recession and may be unable to be sold at a price that would allow us to recover our investment, or may be unable to operate during a recession. See “The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.” Such portfolio company performance could have a material adverse effect on our business, financial condition and results of operations.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

Sourcing, selecting, structuring and closing our investments depends upon the diligence and skill of our management.  Our management’s capabilities may significantly impact our results of operations.  Our success requires that we retain investment and operations personnel in a competitive environment.  Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors, including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel.  Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation or other steps.  The inability to attract and retain experienced personnel could potentially have an adverse effect on our business.

Effective April 25, 2019, our asset coverage requirement was reduced from 200% to 150%, which could increase the risk of investing in the Company.

The 1940 Act generally prohibits BDCs from incurring indebtedness unless immediately after such borrowing it has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). However, on March 23, 2018, the SBCAA was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCAA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement from 200% to 150%, if certain requirements are met. On April 25, 2018, the Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board of Directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company was decreased from 200% to 150%, which became effective April 25, 2019. Additionally, the Board of Directors also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account such issuance, would not be less than 166%, at any time after the effective date. We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to reduce its asset coverage requirement to 150%, its leverage capacity and usage, and risks related to leverage.

Leverage is generally considered a speculative investment technique and increases the risk of investing in our securities. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the NAV attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. If we incur additional leverage, you will experience increased risks of investing in our common stock.

Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to an affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to that person or certain of that person’s affiliates, or entering into prohibited joint transactions with that person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities. We may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

•
Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% immediately after each issuance of senior securities. In accordance with the 1940 Act, on April 25, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of our Board of Directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company was decreased from 200% to 150%, effective April 25, 2019. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities and/or borrowing money from banks or other financial institutions and may not be permitted to declare a dividend or make any distribution to shareholders or repurchase shares until such time as we satisfy this test. The Board also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account such issuance, would not be less than 166%, at any time after the effective date.

•	Any amounts that we use to service our debt will not be available for dividends to our common shareholders.

•
It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our shareholders will bear the cost of issuing and servicing such securities and other indebtedness.

•
Any unsecured debt issued by us would rank (1) pari passu with our future unsecured indebtedness and effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and (2) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries

•
Upon a liquidation of our company, holders of our debt securities and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Future offerings of additional debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders, may harm the value of our common stock.

Additional Common Stock. The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock, with certain exceptions. One such exception is prior shareholder approval of issuances below current NAV per share provided that our Board of Directors makes certain determinations. We did not seek shareholder authorization to sell shares of our common stock below the then current NAV per share of our common stock at our 2018 annual meeting of shareholders. However, in the event we change our position, we will seek the requisite approval of our common shareholders. See “-Shareholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of the risks related to us issuing shares of our common stock below NAV. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our shareholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Shareholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to convert to shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock, with certain exceptions. One such exception is prior shareholder approval of issuances below NAV provided that our board of directors makes certain determinations. We did not seek shareholder authorization to sell shares of our common stock below the then current NAV per share of our common stock at our 2018 annual meeting of shareholders.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a shareholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. Notwithstanding the foregoing, the example below illustrates the effect of dilution to existing shareholders resulting from the sale of common stock at prices below the NAV of such shares.
In addition, if we issue securities to convert to shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing shareholders, and could be dilutive with regard to dividends and our NAV, and other economic aspects of the common stock.
Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value. Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The NAV per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction NAV and the dilution experienced by shareholder A following the sale of 100,000 shares of the common stock of Company XYZ at $9.00 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,100,000		10.00%
NAV per share	$10.00	$9.91		(0.91)%
Dilution to Existing Shareholder
Shares held by Shareholder A	10,000	10,000	[1]	—%
Percentage Held by Shareholder A	1.00%	0.91%		(9.09)%
Total Interest of Shareholder A in NAV	$100,000	$99,091		(0.91)%

(1)	Assumes that Shareholder A does not purchase additional shares in the sale of shares below NAV.

We cannot predict how tax reform legislation will affect us, our investments, or our shareholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The U.S. House of Representatives and U.S. Senate passed tax reform legislation in December 2017, which the President signed into law. This legislation made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our shareholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our shareholders of such qualification, or could have other adverse consequences. Shareholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our shareholders.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	Sudden electrical or telecommunications outages;

•	Natural disasters such as earthquakes, tornadoes and hurricanes;

•	Events arising from local or larger scale political or social matters, including terrorist acts; and

•	Cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our shareholders.

A failure of cybersecurity systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering, malware and computer virus attacks, or system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions, and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction, or other cybersecurity incidents that affect our data, resulting in increased costs and other consequences as described above.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist attacks, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest.  These events have created, and continue to create, economic and political uncertainties and have contributed to global economic instability.  Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic or global economy.  These events could create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition.  Losses from terrorist attacks and natural disasters are generally uninsurable.

Our business and operations may be negatively affected if we become subject to securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of our investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board of Directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

RISKS RELATED TO OUR INVESTMENTS

Our investments in portfolio companies involve a number of significant risks:

•
Portfolio companies are more likely to depend on the management talents and efforts of a small group of key employees.  Therefore, the death, disability, resignation, termination, or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•
Portfolio companies may have unpredictable operating results, could become parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•
Most of our portfolio companies are private companies. Private companies may not have readily publicly available information about their businesses, operations and financial condition. Consequently, we rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from making investments in these portfolio companies.  If we are unable to uncover all material information about the target portfolio company, we may not make a fully informed investment decision and may lose all or part of our investment.

•
Portfolio companies may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentration than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

•
Portfolio companies may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of these companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds for claims in excess of our directors’ and officers’ insurance coverage (through our indemnification of our officers and directors) and the diversion of management’s time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in portfolio companies whose securities are not publicly traded. These securities are generally subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. As a result, we do not expect to achieve liquidity in our investments in the near-term. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments and, as a result, we may suffer losses.

Defaults by our portfolio companies could harm our operating results.

Portfolio companies may fail to satisfy financial, operating or other covenants imposed by us or other lenders, which could lead to a default and, potentially, acceleration of its loans and foreclosure on its secured assets.  These events could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations, including under the debt or equity securities we hold.  We may also incur expenses to the extent necessary to recover upon a default or to negotiate new terms with the defaulting portfolio company.

Our investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of these equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer; however, we may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

From time to time, certain portfolio companies may prepay our debt investments in our portfolio companies prior to maturity, the specific timing of which we do not control. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital, the value of investments and net investment income.

Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our securities less attractive than alternative investments, a situation which could reduce the value of our securities. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on temporary investments, which would reduce our net investment income.  In addition, certain of our debt investments and debt liabilities may bear interest at fixed rates.  To the extent that our fixed rate assets and liabilities are not perfectly hedged, our net investment income may decrease based on changes in market interest rates.  An increase in market interest rates may also decrease the fair value of our fixed rate investments, as these may be less attractive securities in a rising rate environment.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing our subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

As a RIC, we may have certain regulatory restrictions that could preclude us from making additional investments in our portfolio companies.

We may not have the ability to make additional investments in our portfolio companies.  After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to that company or have the opportunity to increase our investment or make follow-on investments.  Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Changes relating to LIBOR may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.

In July 2017, the head of the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced the desire to phase out the use of LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. As a result of this transition, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Further, any uncertainty regarding the continued use and reliability of LIBOR as a benchmark interest rate could adversely affect the value of our financial instruments tied to LIBOR rates The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain.

As of March 31, 2019, approximately 94.7% of our debt investment portfolio (at fair value) bore interest rates indexed upon LIBOR. Additionally, our Credit Facility accrues interest at the applicable LIBOR rate plus 2.50%, subject to certain conditions as outlined in the Credit Agreement. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established. Any such renegotiated agreements or methodology of the new standard may not be as favorable to us as the current agreements and LIBOR, which may adversely affect our results of operations.

We generally will not control our portfolio companies.

We do not,  and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. Further, in cases where we invest in unsecured subordinated debt, we would not have any lien on the collateral. In each of these cases, if there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are either secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders, or in the case of unsecured subordinated debt, we have no lien at all on the assets. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, or in the case where we invest in unsecured subordinated debt, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral, subject to a negotiated “standstill period” after which we can initiate; (2) the nature, timing and conduct of foreclosure or other collection proceedings, subject to a negotiated “standstill period” after which we can initiate; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in those companies.

We invest primarily in the secured term debt of middle market companies and equity issued by middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying its senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

RISKS RELATED TO OUR SECURITIES

The market price of our common stock may fluctuate significantly.

The market price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•
exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC tax treatment;

•	our origination activity, including the pace of, and competition for, new investment opportunities;

•	changes or perceived changes in earnings or variations of operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	potential future sales of common stock or debt securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	departure of our key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

Our common stock is listed on The NASDAQ Global Select Market.  Shareholders desiring liquidity may sell their shares on The NASDAQ Global Select Market at current market value, which could be below NAV.  Shares of closed-end investment companies frequently trade at discounts from NAV, which is a risk separate and distinct from the risk that a fund’s performance will cause its NAV to decrease. We cannot predict whether our common stock will trade at, above or below NAV. In addition, if our common stock trades below our NAV per share, we will generally not be able to issue additional common stock at the market price unless our shareholders approve such a sale and our Board of Directors make certain determinations. See “-Shareholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of the risks related to us issuing shares of our common stock below NAV.

The trading market or market value of our publicly issued debt securities may be volatile.

The trading market for our publicly issued debt securities may from time to time be significantly affected by numerous factors, including:

•	Creditworthiness;

•	Terms, including, but not limited to, maturity, principal amount, redemption, and repayment of convertible features;

•	Market and economic conditions; and

•	Demand for our debt securities.

In addition, credit rating assessments by third parties regarding our ability to pay our obligations will generally affect the market value of our debt securities.

We currently intend to pay quarterly dividends. However, in the future we may not pay any dividends depending on a variety of factors.

While we intend to pay dividends to our shareholders out of taxable income available for distribution, there can be no assurance that we will do so. Any dividends that we do pay may be payable in cash, in our stock, or in stock in any of our holdings or in a combination of all three. All dividends will be paid at the discretion of our Board of Directors and will depend upon our financial condition, maintenance of our RIC tax treatment, and compliance with applicable BDC regulations.

We currently pay dividends in cash. However, in the future we may choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock.  Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the shareholders election) would satisfy the annual distribution requirement for a RIC. The IRS has issued a revenue procedure letter rulings providing that a dividend payable in stock or in cash at the election of the shareholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable shareholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received.  If a U.S. shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.  Furthermore, with respect to non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividends payable in stock.  If a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We may not be able to invest a significant portion of the net proceeds from future capital raises on acceptable terms, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In the event that we cannot invest our net proceeds as desired we will invest the net proceeds from any offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the time of investment. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.

Terms relating to redemption may materially adversely affect the return on the December 2022 Notes.
The December 2022 Notes are redeemable at our option on or after December 15, 2019. We may choose to redeem the December 2022 Notes at times when prevailing interest rates are lower than the interest rate paid on the December 2022 Notes. In addition, if the December 2022 Notes are subject to mandatory redemption, we may be required to redeem the December 2022 Notes at times when prevailing interest rates are lower than the interest rate paid on the December 2022 Notes. In this circumstance, a holder of the December 2022 Notes may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the December 2022 Notes being redeemed.

Provisions of the Texas law and our charter could deter takeover attempts and have an adverse impact on the price of our common stock.

Texas law and our charter contain provisions that may have the effect of discouraging, delaying or making difficult a change in control. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

Item 1B.     Unresolved Staff Comments

None.

Item 2.     Properties

We do not own any real estate or other physical properties.  We maintain our offices at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, where we lease approximately 9,261 square feet of office space pursuant to a lease agreement expiring in January 2022. We believe that our offices are adequate to meet our current and expected future needs.

Item 3.     Legal Proceedings

We and our subsidiaries may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise.  Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies.  As of the date hereof, we and our subsidiaries are not a party to, and none of our assets are subject to, any material pending legal proceedings and are not aware of any claims that could have a materially adverse effect on our financial position, results of operations or cash flows.

Item 4.     Mine Safety Disclosures

Not applicable.

PART II

Item 5.     Market for Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities

PRICE RANGE OF COMMON STOCK AND HOLDERS

Market Information

Our common stock is traded on The Nasdaq Global Select Market under the symbol “CSWC.”  On May 31, 2019, there were approximately 411 holders of record of our common stock, which did not include shareholders for whom shares are held in "nominee" or "street name."

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share.

DISTRIBUTIONS

We intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In lieu of cash, we may make deemed distributions of certain net capital gains to our shareholders.

The payment dates and amounts of cash dividends per share for the past two fiscal years are as follows:

Payment Date	Cash Dividend
Fiscal Year 2019
July 2, 2018[1]	$0.89
September 28, 2018[2]	0.44
December 31, 2018[2]	0.46
March 29, 2019[2]	0.48
$2.27

Fiscal Year 2018
July 3, 2017	$0.21
October 2, 2017	0.24
January 2, 2018	0.26
April 2, 2018	0.28
$0.99

[1]	On July 2, 2018, CSWC paid a regular dividend of $0.29 per share and a supplemental dividend of $0.60 per share.

[2]	On each of these dates, the cash dividend paid includes a supplemental dividend of $0.10 per share.

On May 30, 2019, the Company’s Board of Directors declared a total dividend of $0.49 per share, comprised of a regular dividend of $0.39 and a supplemental dividend of $0.10, for the quarter ended June 30, 2019.  The record date for the dividend is June 14, 2019. The payment date for the dividend is June 28, 2019.

The amounts and timing of cash dividend payments have generally been dictated by requirements of the Code regarding the distribution of taxable net investment income (ordinary income) of regulated investment companies.

Distribution Policy

We generally intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ended each October 31, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during that year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our shareholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income.

We may retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We may make deemed distributions to our shareholders of any retained net capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. Please refer to “Business —Material U.S. Federal Income Tax Considerations” included in Item 1 of Part I of this Annual Report for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our shareholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. Our ability to make distributions in the future may be limited by our Credit Facility, the indenture and related supplements governing our December 2022 Notes and the 1940 Act. For a more detailed discussion, see “Business — Election to be Regulated as a Business Development Company – Regulation as a Business Development Company,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Note 5” to our consolidated financial statements included in this Annual Report on Form 10K.

We have adopted a DRIP which provides for reinvestment of our distributions on behalf of our common shareholders if opted into by a common shareholder. See “Business — Dividend Reinvestment Plan” included in Item I of Part I of this Annual Report on Form 10-K.

Shareholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the shareholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

RECENT SALES OF UNREGISTERED EQUITY SECURITIES

We did not sell any securities during the period covered by this Annual Report that were not registered under the Securities Act of 1933.

ISSUER PURCHASES OF EQUITY SECURITIES

In January 2016, the Company’s Board of Directors approved a share repurchase program authorizing the Company to repurchase up to $10 million of its outstanding common stock in the open market at certain thresholds below its NAV per share, in accordance with guidelines specified in Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Securities Exchange Act of 1934. On March 1, 2016, the Company entered into a share repurchase agreement, which became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate.

The following table provides information for the year ended March 31, 2019.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Approximate Dollar Value of Shares That May Yet Be Purchased Under the Plans or Programs (2)
April 1 through April 30, 2018	—	$—	—	$—
May 1 through May 31, 2018	—	—	—	—
June 1 through June 30, 2018	—	—	—	—
July 1 through July 31, 2018	—	—	—	—
August 1 through August 31, 2018	—	—	—	—
September 1 through September 30, 2018	—	—	—	—
October 1 through October 31, 2018	—	—	—	—
November 1 through November 30, 2018 (1)	9,695	19.17	—	—
December 1 through December 31, 2018	10,452	17.72	10,452	9,227,011
January 1 through January 31, 2019 (1)	37	21.60	—	—
February 1 through February 28, 2019	—	—	—	—
March 1 through March 31, 2019	—	—	—	—
Total	20,184	$18.42	10,452	$9,227,011

(1)	Represents shares of common stock withheld upon vesting of restricted stock to cover withholding tax obligations.

(2)
On January 25, 2016, we announced that our Board of Directors authorized us to repurchase an indeterminate number of shares of our common stock at an aggregate market value of up to $10 million. The repurchase program will be in effect until the approved dollar amount has been used to repurchase shares or the Board amends or discontinues the plan at any time.

Performance Graph

The following graph compares our cumulative total shareholder return during the last five years (based on the market price of our common stock and assuming reinvestment of all dividends, prior to any tax effect) with the Nasdaq Composite Total Return Index, the Russell 2000 Total Return Index and the KBW Regional Bank Total Return Index, as we do not believe that there is an appropriate index of companies with an investment strategy similar to our own with which to compare the return on our common stock. The graph assumes initial investment of $100 on March 31, 2014 and reinvestment of dividends. The graph measures total shareholder return, which takes into account both changes in stock price and distributions. It assumes that distributions paid are invested in like securities. The value of the CSWI shares distributed in the Share Distribution is reflected in the cumulative total return as a reinvested dividend.

The graph and other information furnished under this Part II Item 5 of this Annual Report on Form 10-K shall not be deemed to be "soliciting material" or to be filed with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act. The stock price performance included in the above graph is not necessarily indicative of future stock performance.

Item 6.     Selected Financial Data

The following table provides selected financial data relating to our historical financial condition and results of operations as of and for each of the years ended March 31, 2015 through 2019.  This data should be read in conjunction with Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and related notes.

Selected Consolidated Financial Data
(In thousands except per share data)

	Year ended March 31,
	2019	2018	2017	2016	2015
Income statement data:
Investment income:
Interest and dividends	$50,192	$34,233	$22,324	$8,033	$9,231
Interest income from cash and cash equivalents	36	21	166	386	122
Fees and other income	1,653	872	984	741	595
Total investment income	51,881	35,126	23,474	9,160	9,948
Operating expenses:
Compensation-related expenses	9,986	9,238	8,217	9,515	6,440
Interest expense	12,178	4,875	989	—	—
General, administrative and other	4,959	4,585	4,601	11,610	5,683
Total operating expenses	27,123	18,698	13,807	21,125	12,123
Income (loss) before income taxes	24,758	16,428	9,667	(11,965)	(2,175)
Income tax expense (benefit)	1,048	195	1,779	(1,278)	270
Net investment income (loss)	23,710	16,233	7,888	(10,687)	(2,445)
Net realized gains (losses):
Non-control/Non-affiliate investments	2,124	1,492	3,992	(9,575)	8,226
Affiliate investments	77	90	3,876	(1,458)	157,213
Control investments	18,653	—	28	231	(1,175)
Net realized gains (losses) on investments	20,854	1,582	7,896	(10,802)	164,264
Net unrealized appreciation (depreciation) on investments	(11,506)	21,492	7,690	16,089	(108,377)
Net realized and unrealized gains on investments	9,348	23,074	15,586	5,287	55,887
Net increase (decrease) in net assets resulting from operations	$33,058	$39,307	$23,474	$(5,400)	$53,442
Net investment income (loss) per share - basic and diluted	$1.42	$1.01	$0.50	$(0.68)	$(0.16)
Net realized earnings per share - basic and diluted[1]	$2.66	$1.11	$1.00	$(1.37)	$10.45
Net increase (decrease) in net assets from operations - basic and diluted	$1.98	$2.45	$1.48	$(0.35)	$3.44
Net asset value per common share	$18.62	$19.08	$17.80	$17.34	$49.30
Total dividends/distributions declared per common share	$2.27	$0.99	$0.79	$0.14	$0.20
Weighted average number of shares outstanding – basic	16,727	16,074	15,825	15,636	15,492
Weighted average number of shares outstanding – diluted	16,734	16,139	15,877	15,724	15,531

[1]
“Net realized earnings per share – basic and diluted” is calculated as the sum of “Net investment income (loss)” and “Net realized gain (loss) on investments” divided by weighted average shares outstanding – basic and diluted.

	Year ended March 31,
	2019	2018	2017	2016	2015
Balance sheet data:
Assets:
Investments at fair value	$524,071	$393,095	$286,880	$178,436	$535,536
Cash and cash equivalents	9,924	7,907	22,386	95,969	225,797
Interest, escrow and other receivables	11,049	5,894	4,308	6,405	4,418
Net pension assets	—		—	—	10,294
Deferred tax asset	1,807	2,050	2,017	2,342	—
Other assets	4,992	8,544	10,161	1,341	827
Total assets	$551,843	$417,490	$325,752	$284,493	$776,872
Liabilities:
Notes	$75,099	$55,305	$—	$—	$—
Credit facility	141,000	40,000	25,000	—	—
Other liabilities	6,708	6,245	5,996	9,028	4,923
Dividends payable	—	4,525	7,191	625	—
Accrued restoration plan liability	3,073	2,937	2,170	2,205	3,119
Deferred income taxes	—	190	323	—	1,412
Total liabilities	225,880	109,202	40,680	11,858	9,454
Net assets	325,963	308,288	285,072	272,635	767,418
Total liabilities and net assets	$551,843	$417,490	$325,752	$284,493	$776,872
Other data:
Number of portfolio companies	37	30	28	23	22
Weighted average yield on debt investments at end of period	11.58%	11.46%	10.28%	10.67%	3.14%
Weighted average yield on total investments at end of period	10.96%	10.48%	10.49%	9.46%	0.46%
Expense ratios (as percentage of average net assets):
Total expenses, excluding interest expense	4.75%	4.70%	4.59%	4.48%	1.59%

Item 7.     Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this Annual Report on Form 10-K. Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions.  Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” in Part I of this report.

OVERVIEW

We are an internally managed closed-end, non-diversified investment company that has been elected to be regulated as a BDC under the 1940 Act. We specialize in providing customized debt and equity financing to LMM companies and debt capital to UMM companies in a broad range of investment segments located primarily in the United States.  Our investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments.  Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets, and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies.  Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.

We seek to fill the financing gap for LMM companies, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a LMM company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include senior loans with a first lien on the assets of the portfolio company, as well as subordinated debt which may either be secured or unsecured subordinated loans. Our LMM debt investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities of our LMM portfolio companies.

Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

Since the Share Distribution on September 30, 2015 through March 31, 2019, our exited investments resulted in a weighted average internal rate of return to the Company of approximately 18.2% (based on original cash invested of approximately $165.0 million). Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. Approximately 90.3% of these exited investments resulted in an aggregate cash flow realized internal rate of return to the Company of 10% or greater.

Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the years ended March 31, 2019, 2018 and 2017, the ratio of our annualized fourth quarter operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 2.81%, 3.36% and 4.54%, respectively.

CRITICAL ACCOUNTING POLICIES AND USE OF ESTIMATES

The preparation of our consolidated financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods covered by the consolidated financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments

The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our investment portfolio and the related amounts of unrealized appreciation and depreciation. As of March 31, 2019 and 2018, our investment portfolio at fair value represented approximately 95.0% and 94.2% of our total assets, respectively. We are required to report our investments at fair value. We follow the provisions of ASC 820.  ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market.  See Note 4 — “Fair Value

Measurements” in the notes to consolidated financial statements for a detailed discussion of our investment portfolio valuation process and procedures.

Due to the inherent uncertainty in the valuation process, our determination of fair value for our investment portfolio may differ materially from the values that would have been determined had a ready market for the securities actually existed. In addition, changes in the market environment, portfolio company performance, and other events may occur over the lives of the investments that may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

Our Board of Directors is responsible for determining, in good faith, the fair value for our investment portfolio and our valuation procedures, consistent with 1940 Act requirements. Our Board of Directors believes that our investment portfolio as of March 31, 2019 and 2018 reflects fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

Revenue Recognition

Interest and Dividend Income

Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected.  Dividend income is recognized on the date dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan. In accordance with our valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due.  If a loan or debt security’s status significantly improves regarding ability to service debt or other obligations, it will be restored to accrual basis. As of March 31, 2019 we had one investment on non-accrual status, which comprised of approximately 1.6% of our total investment portfolio's fair value and approximately 1.9% of its cost. As of March 31, 2018, we did not have any investments on non-accrual status.

Recently Issued Accounting Standards

In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. Based on our assessment of the new standard, the single change relates to the recognition of a new right-of-use asset and lease liability on our consolidated balance sheet for our office space operating lease. We currently have one operating lease for office space and do not expect a significant change in our leasing activity between now and adoption. As such, the adoption will not have a material impact on the Company's consolidated financial statements. See further discussion of our operating lease obligation in "Note 12 — Commitments and Contingencies" in the notes to the consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The new guidance is effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. The Company adopted ASU 2014-09 effective April 1, 2018 and determined that its material financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company's management has determined that there were no material changes to the recognition timing and classification of revenues and expenses; additionally, the adoption of ASU 2014-09 did not have a significant impact on pretax income or on the consolidated financial statement disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the Consolidated Statements of Cash Flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. The Company adopted ASU 2016-15 effective April 1, 2018 and the adoption did not have a material impact on the Company's consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC 820. The key provisions include new, eliminated and modified disclosure requirements. The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early application is permitted. CSWC is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

In August 2018, the SEC issued the Final Rule Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The final rule was effective on November 5, 2018. The Company adopted these disclosure updates in the quarter ended December 31, 2018. The disclosure updates impacted the presentation of the consolidated financial statements by requiring the presentation of the total, rather than the components of the distributable earnings on the Consolidated Balance Sheet. Additionally, the Company updated the Consolidated Statement of Changes in Net Assets for the new interim reporting requirement to disclose the current and comparative year-to-date periods, including subtotals for each interim periods. Management does not consider the impact of these disclosure updates to be material to the consolidated financial statements.

In March 2019, the SEC issued Final Rule Release No. 33-10618, FAST Act Modernization and Simplification of Regulation S-K, which amends certain SEC disclosure requirements. The amendments are intended to simplify certain disclosure requirements, improve readability and navigability of disclosure documents, and discourage repetition and disclosure of immaterial information. The amendments are effective for all filings submitted on or after May 2, 2019. The Company adopted the requisite amendments effective May 2, 2019. As it pertains to the Company for this Annual Report on Form 10-K, there were no significant changes to the Company’s consolidated financial position or disclosures. The Company is still evaluating the impact this amendment will have on its other future periodic filings and registration statements.

INVESTMENT PORTFOLIO COMPOSITION

Our LMM investments consist of secured debt, subordinated debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our LMM portfolio companies generally have annual EBITDA between $3.0 million and $15.0 million, and our LMM investments typically range in size from $5.0 million to $25.0 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, generally bear interest at floating rates, and generally have a term of between five and seven years from the original investment date.

Our UMM investments consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the LMM companies included in our portfolio with EBITDA generally greater than $50.0 million. Our UMM investments typically range in size from $5.0 million to $15.0 million. Our UMM debt investments are generally secured by ether a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

The total value of our investment portfolio was $524.1 million as of March 31, 2019, as compared to $393.1 million as of March 31, 2018. As of March 31, 2019, we had investments in 37 portfolio companies with an aggregate cost of $478.1 million. As of March 31, 2018, we had investments in 30 portfolio companies with an aggregate cost of $335.4 million.

As of March 31, 2019 and 2018, approximately $348.2 million, or 94.7%, and $220.3 million, or 92.1%, respectively, of our debt investment portfolio (at fair value) bore interest at floating rates, of which 87.8% and 94.2%, respectively, were subject to contractual minimum interest rates. As of March 31, 2019 and 2018, approximately $19.5 million, or 5.3%, and $18.8 million, or 7.9%, respectively, of our debt investment portfolio (at fair value) bore interest at fixed rates.

The following tables provide a summary of our investments in LMM and UMM companies as of March 31, 2019 and 2018 (excluding our investment in I-45 SLF LLC):

	As of March 31, 2019
	LMM (a)	UMM
	(dollars in thousands)
Number of portfolio companies	26	10
Fair value	$377,792	$80,536
Cost	$325,343	$84,712
% of portfolio at cost - debt	87.5%	100.0%
% of portfolio at cost - equity	12.5%	—
% of debt investments at cost secured by first lien	76.6%	82.6%
Weighted average annual effective yield (b)(c)	12.2%	9.7%
Weighted average EBITDA (c)	$9,200	$66,531
Weighted average leverage through CSWC security (c)(d)	3.3x	4.8x

(a)	At March 31, 2019, we had equity ownership in approximately 73.1% of our LMM investments.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2019, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of March 31, 2019, there was one investment on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)	Weighted average metrics are calculated using investment cost basis weighting.

(d)
Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate the relative risk of its position in each portfolio debt investment.

	As of March 31, 2018
	LMM (a)	UMM
	(dollars in thousands)
Number of portfolio companies	19	10
Fair value	$259,116	$66,866
Cost	$204,331	$66,266
% of portfolio at cost - debt	83.5%	100.0%
% of portfolio at cost - equity	16.5%	—
% of debt investments at cost secured by first lien	74.2%	65.2%
Weighted average annual effective yield (b)(c)	11.9%	10.2%
Weighted average EBITDA (c)	$8,600	$86,200
Weighted average leverage through CSWC security (c)(d)	3.3x	4.3x

(a)	At March 31, 2018, we had equity ownership in approximately 73.7% of our LMM investments.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2018, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of March 31, 2018, there were no investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)	Weighted average metrics are calculated using investment cost basis weighting.

(d)
Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate the relative risk of its position in each portfolio debt investment.

As of March 31, 2019 and 2018, our investment portfolio consisted of the following investments:

		Percentage of		Percentage of
		Total Portfolio		Total Portfolio
	Fair Value	at Fair Value	Cost	at Cost
	(dollars in thousands)
March 31, 2019:
First lien loans[1]	$317,544	60.6%	$319,278	66.8%
Second lien loans[2]	35,896	6.8	36,057	7.5
Subordinated debt	14,287	2.7	14,458	3.0
Preferred equity	17,936	3.4	7,894	1.7
Common equity & warrants	72,665	14.0	32,368	6.8
I-45 SLF LLC[3]	65,743	12.5	68,000	14.2
	$524,071	100.0%	$478,055	100.0%
March 31, 2018:
First lien loans[1]	$197,110	50.1%	$194,820	58.1%
Second lien loans[2]	23,229	5.9	23,092	6.9
Subordinated debt	18,783	4.8	18,885	5.6
Preferred equity	36,545	9.3	16,666	5.0
Common equity & warrants	50,315	12.8	17,134	5.1
I-45 SLF LLC[3]	67,113	17.1	64,800	19.3
	$393,095	100.0%	$335,397	100.0%

[1]
Included in first lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders. As of March 31, 2019 and 2018, the fair value of the first lien last out loans are $38.6 million and $26.9 million, respectively.

[2]
Included in second lien loans are loans structured as split lien term loans. These loans provide the Company with a first lien priority on certain assets of the obligor and a second lien priority on different assets of the obligor. As of March 31, 2019 , the fair value of the split lien term loans are $18.3 million. As of March 31, 2018, there were no investments in split lien term loans.

[3]
I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans in the UMM. The portfolio companies held by I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. We own 80.0% of I-45 SLF LLC and have a profits interest of 75.6%, while Main Street Capital owns 20.0% and has a profits interest of 24.4%. I-45 SLF LLC’s Board of Managers makes all investment and operational decisions for the fund, and consists of equal representation from our Company and Main Street Capital. The Company does not guarantee or otherwise obligate itself to make payments on debts owed by I-45 SLF LLC.

Portfolio Asset Quality

We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio.  The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein, including each investment’s expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company’s future outlook.  The ratings are not intended to reflect the performance or expected level of returns of our equity investments.

•
Investment Rating 1 represents the least amount of risk in our portfolio. The investment is performing materially above underwriting expectations and the trends and risk factors are generally favorable.

•	Investment Rating 2 indicates the investment is performing as expected at the time of underwriting and the trends and risk factors are generally favorable to neutral.

•
Investment Rating 3 involves an investment performing below underwriting expectations and the trends and risk factors are generally neutral to negative. The portfolio company or investment may be out of compliance with financial covenants and interest payments may be impaired, however principal payments are generally not past due.

•
Investment Rating 4 indicates that the investment is performing materially below underwriting expectations, the trends and risk factors are generally negative and the risk of the investment has increased substantially.  Interest and principal payments on our investment are likely to be impaired.

The following table shows the distribution of our debt portfolio investments on the 1 to 4 investment rating scale at fair value as of March 31, 2019 and 2018:

	As of March 31, 2019
	Debt
	Investments at	Percentage of
Investment Rating	Fair Value	Debt Portfolio
	(dollars in thousands)
1	$61,897	16.8%
2	284,041	77.3
3	21,789	5.9
4	—	—
Total	$367,727	100.0%

	As of March 31, 2018
	Debt
	Investments at	Percentage of
Investment Rating	Fair Value	Debt Portfolio
	(dollars in thousands)
1	$8,194	3.4%
2	217,989	91.2
3	12,939	5.4
4	—	—
Total	$239,122	100.0%

Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected.  When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due.

As of March 31, 2019, we had one debt investment on non-accrual status, which comprised of approximately 1.6% of our total investment portfolio's fair value and approximately 1.9% of its cost. As of March 31, 2018, we did not have any investments on non-accrual status.

Investment Activity

During the year ended March 31, 2019,  we made new debt investments in 13 portfolio companies totaling $173.7 million,  follow-on debt investments in 10 portfolio companies totaling $32.8 million, and equity investments in three existing and seven new portfolio companies totaling $19.9 million. We also funded $3.2 million on our existing equity commitment to I-45 SLF LLC. We received contractual principal repayments totaling approximately $10.3 million and full prepayments of approximately $36.1 million from eight portfolio companies. In addition, we received proceeds from sales of investments totaling $63.3 million and recognized net realized gains on those sales totaling $20.4 million.

During the year ended March 31, 2018, we made new debt investments in 14 portfolio companies totaling $142.9 million, follow-on debt investments in four portfolio companies totaling $9.4 million, and equity investments in one existing and seven new portfolio companies totaling $9.8 million. We also funded $4.0 million on our existing equity commitment to I-45 SLF LLC. We received contractual principal repayments totaling approximately $11.7 million and full prepayments of approximately $72.2 million from 13 portfolio companies.

Total portfolio investment activity for the years ended March 31, 2019 and 2018 was as follows (in thousands):

Year ended March 31, 2019	First Lien Loans	Second Lien Loans	Subordinated Debt	Preferred & Common Equity & Warrants	I-45 SLF LLC	Total
Fair value, beginning of period	$197,110	$23,229	$18,783	$86,860	$67,113	$393,095
New investments	185,386	21,159	—	19,853	3,200	229,598
Proceeds from sales of investments	(28,805)	—	—	(34,490)	—	(63,295)
Principal repayments received	(33,226)	(8,562)	(4,600)	—	—	(46,388)
Conversion of security from debt to equity	(539)	—	—	539	—	—
PIK interest capitalized	43	181	46	231	—	501
Accretion of loan discounts	1,215	115	60	—	—	1,390
Realized gain	382	73	68	20,331	—	20,854
Unrealized gain (loss)	(4,022)	(299)	(70)	(2,723)	(4,570)	(11,684)
Fair value, end of period	$317,544	$35,896	$14,287	$90,601	$65,743	$524,071
Weighted average yield on debt investments at end of period						11.58%
Weighted average yield on total investments at end of period						10.96%

Year ended March 31, 2018	First Lien Loans	Second Lien Loans	Subordinated Debt	Preferred & Common Equity & Warrants	I-45 SLF LLC	Total
Fair value, beginning of period	$107,817	$47,176	$12,453	$56,039	$63,395	$286,880
New investments	128,189	9,765	14,406	9,821	4,000	166,181
Proceeds from sales of investments	—	—	—	(104)	—	(104)
Principal repayments received	(41,687)	(34,179)	(8,100)	—	—	(83,966)
PIK interest capitalized	—	—	11	295	—	306
Accretion of loan discounts	705	100	52	—	—	857
Realized gain	814	550	114	104	—	1,582
Unrealized gain (loss)	1,272	(183)	(153)	20,705	(282)	21,359
Fair value, end of period	$197,110	$23,229	$18,783	$86,860	$67,113	$393,095
Weighted average yield on debt investments at end of period						11.46%
Weighted average yield on total investments at end of period						10.48%

RESULTS OF OPERATIONS

The composite measure of our financial performance in the Consolidated Statements of Operations is captioned “Net increase (decrease) in net assets from operations” and consists of three elements.  The first is “Net investment income (loss),” which is the difference between income from interest, dividends and fees and our combined operating and interest expenses, net of applicable income taxes.  The second element is “Net realized gain (loss) on investments before income tax,” which is the difference between the proceeds received from the disposition of portfolio securities and their stated cost.  The third element is the “Net change in unrealized appreciation on investments, net of tax” which is the net change in the market or fair value of our investment portfolio, compared with stated cost.  It should be noted that the “Net realized gain (loss) on investments before income tax” and “Net change in unrealized appreciation on investments, net of tax” are directly related in that when an appreciated portfolio security is sold to realize a gain, a corresponding decrease in net unrealized appreciation occurs by transferring the gain associated with the transaction from being “unrealized” to being “realized.”  Conversely, when a loss is realized on a depreciated portfolio security, an increase in net unrealized appreciation occurs.

Comparison of years ended March 31, 2019 and March 31, 2018

	Year ended March 31,		Net Change
	2019	2018	Amount	%
	(in thousands)
Total investment income	$51,881	$35,126	$16,755	47.7%
Interest expense	(12,178)	(4,875)	(7,303)	149.8%
Other operating expenses	(14,945)	(13,823)	(1,122)	8.1%
Income before taxes	24,758	16,428	8,330	50.7%
Income tax expense	1,048	195	853	437.4%
Net investment income	23,710	16,233	7,477	46.1%
Net realized gain on investments before income tax	20,854	1,582	19,272	1,218.2%
Net unrealized (depreciation) appreciation on investments, net of tax	(11,506)	21,492	(32,998)	(153.5)%
Net increase in net assets from operations	$33,058	$39,307	$(6,249)	(15.9)%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period.  For the year ended March 31, 2019, total investment income was $51.9 million, a $16.8 million, or 47.7%, increase over total investment income of $35.1 million for the year ended March 31, 2018.  The increase was primarily due to a $15.4 million, or 70.5%, increase in interest income generated from our debt investments due to a 56.2% increase in the cost basis of debt investments held from $236.8 million to $369.8 million year over year. In addition, the weighted average yield on debt investments increased from 11.46% to 11.58%.

We received fees and other income of $1.7 million and $0.9 million for the years ended March 31, 2019 and 2018, respectively. The increase year over year related primarily to prepayment and amendment fees.

Operating Expenses

Due to the nature of our business, the majority of our operating expenses are related to interest and fees on our borrowings, employee compensation (including both cash and share-based compensation), and general and administrative expenses.

Interest and Fees on our Borrowings

For the year ended March 31, 2019, total interest expense was $12.2 million, an increase of $7.3 million, as compared to the total interest expense of $4.9 million for the year ended March 31, 2018. The increase was primarily attributable to an increase of $57.6 million in average borrowings on our Credit Facility and an increase of $53.2 million in average borrowings related to the December 2022 Notes outstanding during the year ended March 31, 2019.

Salaries, General and Administrative Expenses

For the year ended March 31, 2019, total employee compensation expense (including both cash and share-based compensation) was $10.0 million, a $0.8 million, or 8.1%, increase over total employee compensation expense of $9.2 million for the year ended March 31, 2018. The increase was primarily due to an increase in headcount, as well as additional restricted stock award grants, offset by the Spin-off Compensation Plan, which was fully paid out in 2018. For the year ended March 31, 2019, our total general and administrative expense was $5.0 million, an increase of $0.4 million as compared to the total general and administrative expense of $4.6 million for the year ended March 31, 2018. The increase was primarily due to an increase in board-related expenses due to the addition of a new board member, an increase in insurance costs, and an increase in legal, audit and printing fees relating to maintaining the Company's shelf registration with the SEC.

Net Investment Income

For the year ended March 31, 2019, net investment income increased from the prior year by $7.5 million, or 46.1%, to $23.7 million as a result of a $16.8 million increase in total investment income, offset by a $0.9 million increase in income tax expense and a $7.3 million increase in interest expense.

Increase in Net Assets from Operations

During the fiscal year ended March 31, 2019, we recognized realized gains on investments before income tax totaling $20.9 million, which consisted of gains on the partial repayments of six non-control/non-affiliate debt investments, full repayments of seven non-control/non-affiliate debt investments and the sale of one control, one affiliate and one non-control/non-affiliate equity investment. Realized gains on investments include a realized gain on the sale of TitanLiner, Inc. of $18.6 million and a realized gain on the sale of Deepwater Corrosion Services of $1.7 million.

In addition, for the fiscal year ended March 31, 2019, we recorded net unrealized depreciation on investments, net of tax, totaling $11.5 million, consisting of net unrealized appreciation on our current portfolio of $2.6 million, the reversal of $14.3 million of net unrealized appreciation recognized in prior periods due to the realized gains noted above, and net unrealized appreciation related to deferred tax associated with the Taxable Subsidiary of $0.2 million. Net unrealized appreciation on our current portfolio included unrealized gains on Media Recovery, Inc. of $9.6 million, partially offset by unrealized losses on I-45 SLF LLC of $4.6 million and American Teleconferencing Services, Ltd. of $2.9 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment as determined by our Board of Directors.

During the fiscal year ended March 31, 2018, we recognized realized gains on investments before income tax totaling $1.6 million, which consisted of net gains on the partial repayments of five non-control/non-affiliate investments and full repayments of 13 non-control/non-affiliate investments.

In addition, for the fiscal year ended March 31, 2018, we recorded net unrealized appreciation, net of tax, on investments totaling $21.5 million, consisting of net unrealized appreciation on our current portfolio of $22.0 million, the reversal of $0.6 million of net unrealized appreciation recognized in prior periods due to the realized gains noted above, and net unrealized depreciation related to deferred tax associated with the Taxable Subsidiary of $0.1 million. Net unrealized appreciation on our current portfolio included unrealized gains on TitanLiner, Inc. of $20.3 million and Media Recovery, Inc. of $5.3 million, partially offset by unrealized losses on Deepwater Corrosion Services of $5.3 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

Comparison of years ended March 31, 2018 and March 31, 2017

	Year ended March 31,		Net Change
	2018	2017	Amount	%
	(in thousands)
Total investment income	$35,126	$23,474	$11,652	49.6%
Interest expense	(4,875)	(989)	(3,886)	392.9%
Other operating expenses	(13,823)	(12,818)	(1,005)	7.8%
Income (loss) before taxes	16,428	9,667	6,761	69.9%
Income tax expense (benefit)	195	1,779	(1,584)	(89.0)%
Net investment income (loss)	16,233	7,888	8,345	105.8%
Net realized gain (loss) on investments before income tax	1,582	7,896	(6,314)	(80.0)%
Net unrealized appreciation on investments, net of tax	21,492	7,690	13,802	179.5%
Net increase (decrease) in net assets from operations	$39,307	$23,474	$15,833	67.4%

Investment Income

Total investment income consisted of interest income, management fees, dividend income and other income for each applicable period.  For the year ended March 31, 2018, total investment income was $35.1 million, an $11.7 million, or 49.6%, increase over total investment income of $23.5 million for the year ended March 31, 2017.  This increase was primarily due to a $9.4 million, or 76.0%, increase in interest income generated from our debt investments due to a 42.6% increase in the cost basis of debt investments held from $166.1 million to $236.8 million year over year in addition to an increase in the weighted average yield on debt investments from 10.28% to 11.46%.

We receive management fees primarily from our controlled affiliate investments which aggregated $0.4 million for both the years ended March 31, 2018 and 2017. We also received other miscellaneous fees and income of approximately $0.5 million and $0.6 million during the years ended March 31, 2018 and 2017, respectively, related primarily to other portfolio company activity.

Operating Expenses

Due to the nature of our business, the majority of our operating expenses are related to interest and fees on our borrowings, employee compensation (including both cash and share-based compensation), and general and administrative expenses.

Interest and Fees on our Borrowings

For the year ended March 31, 2018, total interest expense was $4.9 million, an increase of $3.9 million as compared to the total interest expense of $1.0 million for the year ended March 31, 2017. The increase was primarily attributable to an increase of $24.4 million in average borrowings on our Credit Facility during the year ended March 31, 2018, as well as an increase of$57.5 million in December 2022 Notes outstanding.

Salaries, General and Administrative Expenses

For the year ended March 31, 2018, total employee compensation expense (including both cash and share-based compensation) was $9.2 million, a $1.0 million, or 12.4%, increase over total employee compensation expense of $8.2 million for the year ended March 31, 2017. The increase was primarily due to an increase in headcount, as well as additional restricted stock award grants. For both the years ended March 31, 2018 and 2017, total general and administrative expense was $4.6 million.

Net Investment Income/Loss

For the year ended March 31, 2018, net investment income was $16.2 million, a $8.3 million, or 105.8%, increase over net investment income of $7.9 million during the fiscal year ended March 31, 2017. The increase was driven by an $11.7 million increase in total investment income and a $1.6 million decrease in income tax expense primarily due to the tax reform, offset by a $3.9 million increase in interest expense and a $1.0 million increase in employee compensation expense.

Increase/Decrease in Net Assets from Operations

During the fiscal year ended March 31, 2017, we recognized realized gains on investments before income tax totaling $7.9 million, which consisted of net gains on the partial repayments of 22 non-control/non-affiliate investments, full repayments on five non-control/non-affiliate investments and the sale of certain equity securities.

In addition, for the fiscal year ended March 31, 2017, we recorded net unrealized appreciation, net of tax, on investments totaling $7.7 million, consisting of net unrealized appreciation on our current portfolio of $12.5 million, the reversal of $4.5 million of net unrealized appreciation recognized in prior periods due to the realized gains noted above, and net unrealized depreciation related to deferred tax associated with the Taxable Subsidiary of $0.3 million. Net unrealized appreciation on our current portfolio included unrealized gains on Media Recovery, Inc. of $5.6 million, Deepwater Corrosion Services, Inc. of $4.9 million and I-45 SLF LLC of $3.1 million, partially offset by unrealized losses on TitanLiner, Inc. of $3.3 million. These unrealized gains and losses were due to changes in fair value based on the overall EBITDA performance and cash flows of each investment.

FINANCIAL LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are generated primarily from cash flows from operations, the net proceeds of public offerings of debt securities and advances from the Credit Facility. Management believes that the Company’s cash and cash equivalents, cash available from investments, and commitments under the Credit Facility are adequate to meet its needs for the next twelve months.

Cash Flows

At March 31, 2019, the Company had cash and cash equivalents of approximately $9.9 million. For the year ended March 31, 2019, we experienced a net increase in cash and cash equivalents in the amount of $2.0 million. During that period, our operating activities used $94.7 million in cash, consisting primarily of new portfolio investments of $229.6 million, partially offset by $74.7 million of repayments received from debt investments in portfolio companies and $33.9 million of proceeds from sales of equity investments. In addition, our financing activities increased cash by $96.7 million, consisting primarily of net borrowings under the Credit Facility of $101.0 million, proceeds from the issuance of the December 2022 Notes of $19.5 million and proceeds from the offering of common stock of $18.9 million, partially offset by cash dividends paid in the amount of $42.5 million.

At March 31, 2018, the Company had cash and cash equivalents of approximately $7.9 million. For the year ended March 31, 2018, we experienced a net decrease in cash and cash equivalents in the amount of $14.5 million. During that period, our operating activities used $63.9 million in cash, consisting primarily of new portfolio investments of $166.2 million, partially offset by $82.5 million of repayments received from debt investments in portfolio companies. In addition, our financing activities increased cash by $49.4 million, consisting primarily of proceeds from the issuance of the December 2022 Notes of $55.8 million and net borrowings under the Credit Facility of $15.0 million, partially offset by cash dividends paid in the amount of $18.6 million.

Financing Transactions

In accordance with the 1940 Act, with certain limitations, the Company is only allowed to borrow amounts such that its asset coverage (i.e., the ratio of assets less liabilities not represented by senior securities to senior securities such as borrowings), calculated pursuant to the 1940 Act, is at least 200% (or, pursuant to the 1940 Act, 150% if certain requirements are met as described in the Business Section under “Regulation as a Business Development Company-Senior Securities”) after such borrowing. On April 25, 2018, the Board of Directors unanimously approved the application of the recently modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company was decreased from 200% to 150%, which became effective April 25, 2019. Additionally, the Board of Directors also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account any such issuance, would not be less than 166%, at any time after the effective date. As of March 31, 2019, the Company’s asset coverage was 249%.

Credit Facility

In August 2016, CSWC entered into a senior secured credit facility (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Facility”) to provide additional liquidity to support its investment and operational activities, which included total commitments of $100 million. The Credit Facility contained an accordion feature that allowed CSWC to increase the total commitments under the Credit Facility up to $150 million from new and existing lenders on the same terms and conditions as the existing commitments. In August 2017, we increased our total commitments by $15 million through adding an additional lender using the accordion feature.

On November 16, 2017, CSWC entered into Amendment No. 1 (the “Amendment”) to its Credit Facility. Prior to the Amendment, borrowings under the Credit Facility accrued interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 3.25% with no LIBOR floor. CSWC paid unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility. The Amendment (1) increased the total borrowing capacity under the Credit Facility to $180 million, with commitments from a diversified group of eight lenders, (2) increased the Credit Facility’s accordion feature that allows for an increase in total commitments of up to $250 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from LIBOR plus 3.25% down to LIBOR plus 3.00%, with a further step-down to LIBOR plus 2.75% at the time the Company’s net worth exceeds $325 million, (4) reduced unused commitment fees from a utilization-based grid of 0.50% to 1.5% down to a range of 0.50% to 1.0% per annum, and (5) extended the Credit Facility’s revolving period that ended on August 30, 2019 through November 16, 2020. Additionally, the final maturity of the Credit Facility was extended from August 30, 2020 to November 16, 2021. On April 16, 2018 and May 11, 2018, CSWC entered into Incremental Assumption Agreements, which increased the total commitments under the Credit Facility by $20 million and $10 million, respectively. The increases were executed in accordance with the accordion feature of the Credit Facility, increasing total commitments from $180 million to $210 million.

On December 21, 2018, CSWC entered into the Amended and Restated Senior Secured Revolving Credit Agreement (the "Credit Agreement"), and a related Amended and Restated Guarantee, Pledge and Security Agreement, to amend and restate its Credit Facility. The Credit Agreement (1) increased the total commitments by $60 million from $210 million to an aggregate total of $270 million, provided by a diversified group of nine lenders, (2) increased the Credit Facility's accordion feature to $350 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from LIBOR plus 3.00% to LIBOR plus 2.50%, subject to certain conditions as outlined in the Credit Agreement, (4) reduced the minimum asset coverage with respect to senior securities representing indebtedness from 200% to 150% after the date on which such minimum asset coverage is permitted to be reduced by the Company under applicable law, subject to certain conditions as outlined in the Credit Agreement, and (5) extended the Credit Facility's revolving period from November 16, 2020 to December 21, 2022 and the final maturity from November 16, 2021 to December 21, 2023.

The Credit Agreement modified certain covenants in the Credit Facility, including: (1) to provide for a minimum senior coverage ratio of 2-to-1 (in addition to the asset coverage ratio noted below), (2) to increase the minimum obligors’ net worth test from $160 million to $180 million, (3) to reduce the minimum consolidated interest coverage ratio from 2.50-to-1 to 2.25-to-1 as of the last day of any fiscal quarter, and (4) to provide for the fact that the Company will not declare or pay a dividend or distribution in cash or other property unless immediately prior to and after giving effect thereto the Company's asset coverage ratio exceeds 150% (and certain other conditions are satisfied). The Credit Facility also contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, and (5) at any time the outstanding advances exceed 90% of the borrowing base, maintaining a minimum liquidity of not less than 10% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. There are no changes to the covenants or the events of default in the Credit Facility as a result of the Credit Agreement.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100% of the equity interests in the Company’s wholly-owned subsidiaries. As of March 31, 2019, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At March 31, 2019, CSWC had $141.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $7.3 million and $3.7 million, respectively, for the years ended March 31, 2019 and 2018. The weighted average interest rate on the Credit Facility was 5.41% and 4.66%, respectively, for the years ended March 31, 2019 and 2018. Average borrowings for the years ended March 31, 2019 and 2018 were $99.8 million and $42.2 million, respectively. As of March 31, 2019 and 2018, CSWC was in compliance with all financial covenants under the Credit Facility.

December 2022 Notes

In December 2017, the Company issued $57.5 million in aggregate principal amount, including the underwriters’ full exercise of their option to purchase additional principal amounts to cover over-allotments, of 5.95% Notes due 2022 (the “December 2022 Notes”). The December 2022 Notes mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after December 15, 2019. The December 2022 Notes bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2018. The December 2022 Notes are an unsecured obligation, rank pari passu with our other outstanding and future unsecured unsubordinated indebtedness and are effectively subordinated to all of our existing and future secured indebtedness, including borrowings under our Credit Facility.

On June 11, 2018, the Company entered into an "At-The-Market" ("ATM") debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $50 million in aggregate principal amount of December 2022 Notes through B. Riley FBR, Inc., acting as its sales agent (the “2022 Notes Agent”). Sales of the December 2022 Notes may be made in negotiated transactions or transactions that are deemed to be "at the market offerings" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on The Nasdaq Global Select Market, or similar securities exchanges or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

The 2022 Notes Agent receives a commission from the Company equal to up to 2% of the gross sales of any December 2022 Notes sold through the 2022 Notes Agent under the debt distribution agreement. The 2022 Notes Agent is not required to sell any specific principal amount of December 2022 Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the December 2022 Notes. The December 2022 Notes trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the December 2022 Notes that is not reflected in the trading price.

During the year ended March 31, 2019, the Company sold 785,447 December 2022 Notes for an aggregate principal amount of approximately $19.6 million at a weighted average effective yield of 5.86%. At this time, the Company does not intend to issue additional December 2022 Notes under this ATM debt distribution agreement.

All issuances of December 2022 Notes rank equally in right of payment and form a single series of notes.

As of March 31, 2019, the carrying amount of the December 2022 Notes was $75.1 million. As of March 31, 2019, the fair value of the December 2022 Notes was $78.7 million. The fair value is based on the closing price of the security of The Nasdaq Global Select Market, which is a Level 1 input under ASC 820. The Company recognized interest expense related to the December 2022 Notes, including amortization of deferred issuance costs, of $4.8 million and $1.2 million for the years ended March 31, 2019 and 2018, respectively. Average borrowings for the years ended March 31, 2019 and 2018 were $70.1 million and $16.9 million, respectively.

The indenture governing the December 2022 Notes contains certain covenants including but not limited to (i) a requirement that the Company comply with the asset coverage requirement of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act or any successor provisions thereto, after giving effect to any exemptive relief granted to the Company by the SEC, (ii) a requirement, subject to a limited exception, that the Company will not declare any cash dividend, or declare any other cash distribution, upon a class of its capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has the minimum asset coverage required pursuant to Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act or any successor provision thereto after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to the Company by the SEC and (iii) a requirement to provide financial information to the holders of the December 2022 Notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Exchange Act. The indenture and supplement relating to the December 2022 Notes also provides for customary events of default. As of March 31, 2019, the Company was in compliance with all covenants of the December 2022 Notes.

Equity Capital Activities

In January 2016, our board of directors approved a share repurchase program authorizing us to repurchase up to $10 million in the aggregate of our outstanding common stock in the open market at certain thresholds below our net asset value per share, in accordance with guidelines specified in Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Exchange Act. During the year ended March 31, 2019, the Company repurchased a total of 10,452 shares at an average price of $17.72 per share, including commissions paid. As of March 31, 2019, we had repurchased a total of 46,363 shares of our common stock in the open market under the stock repurchase program, at an average price of $16.67, including commissions paid, leaving approximately $9.2 million available for additional repurchases under the program.

During the year ended March 31, 2019, the Company completed an offering of 700,000 shares of the Company's common stock at a net price of $18.90 per share, which was above NAV per share at the time of the offering. The Company issued 100,000 shares of its common stock to certain institutional investors in a direct registered offering and 600,000 shares of its common stock in a "best efforts" underwritten offering. The total net proceeds of the offerings, before expenses, was approximately $13.2 million.

On March 4, 2019, the Company entered into separate equity distribution agreements with certain sales agents pursuant to which we may offer and sell, from time to time, shares of our common stock having an aggregate offering price of up to $50,000,000 (the "Equity ATM Program"). During the year ended March 31, 2019, the Company sold 263,656 shares of its common stock under the Equity ATM Program at a weighted-average price of $21.47 per share, raising $5.7 million of gross proceeds. Net proceeds were $5.5 million after commissions to the sales agents on shares sold.

We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, cash flows generated through our ongoing operating activities, utilization of available borrowings under our Credit Facility and future issuances of debt and equity on terms we believe are favorable to the Company and our shareholders. Our primary uses of funds will be investments in portfolio companies and operating expenses.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our shareholders, after consideration and application of our ability under the Code to carry forward certain excess undistributed taxable income from one tax year into the next tax year, substantially all of our taxable income.

OFF-BALANCE SHEET ARRANGEMENTS

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and fund equity capital and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet.

At March 31, 2019 and 2018, we had a total of approximately $17.7 million and $11.6 million, respectively, in currently unfunded commitments (as discussed in Note 12 to the Consolidated Financial Statements). As of March 31, 2019, the total unfunded commitments included commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2019, we had $3.4 million in letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. For the letters of credit issued and outstanding, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. Of these letters of credit, $3.4 million expire in May 2020. As of March 31, 2019, none of the letters of credit issued and outstanding were recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company.

The Company believes its assets will provide adequate coverage to satisfy these commitments. As of March 31, 2019, the Company had cash and cash equivalents of $9.9 million and $125.6 million in available borrowings under the Credit Facility.

Contractual Obligations

As shown below, we had the following contractual obligations as of March 31, 2019.  For information on our unfunded investment commitments, see Note 12 of the Notes to Consolidated Financial Statements.

	Payments Due By Period
	(In thousands)
		Less than			More Than
Contractual Obligations	Total	1 Year	1-3 Years	3-5 Years	5 Years
Operating lease obligations	$772	$257	$515	$—	$—
Credit Facility (1)	177,540	7,753	15,463	154,324	—
December 2022 Notes (2)	94,411	4,666	9,307	80,438	—
Total	$272,723	$12,676	$25,285	$234,762	$—

(1)	Amounts include interest payments calculated at an average rate of 5.41% of outstanding Credit Facility borrowings, which were $141.0 million as of March 31, 2019.

(2)	Includes interest payments.

RECENT DEVELOPMENTS

On May 23, 2019, CSWC entered into an Incremental Assumption Agreement, which increased the total commitments under the Credit Facility, by $25 million. The increase was executed under the accordion feature of the Credit Facility and increased total commitments from $270 million to $295 million.

On May 30, 2019, the Company’s Board of Directors declared a total dividend of $0.49 per share, comprised of a regular dividend of $0.39 and a supplemental dividend of $0.10, for the quarter ended June 30, 2019. The record date for the dividend is June 14, 2019. The payment date for the dividend is June 28, 2019.

Item 7A.     Quantitative and Qualitative Disclosures about Market Risk

We are subject to market risk. Market risk includes risk that arise from changes in interest rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies in which we invest; conditions affecting the general economy; overall market changes; legislative reform; local, regional, national or global political, social or economic instability; and interest rate fluctuations.

Interest Rate Risk

We are subject to interest rate risk. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing internals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest-bearing liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio. Our net investment income is affected by fluctuations in various interest rates including LIBOR and prime rates. However, the interest rates on our December 2022 Notes are fixed for the life of such debt. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks. We regularly measure exposure to interest rate risk and determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. As of March 31, 2019, we were not a party to any hedging arrangements.

As of March 31, 2019, approximately 94.7% of our debt investment portfolio (at fair value) bore interest at floating rates, of which 87.8% were subject to contractual minimum interest rates. A hypothetical 100 basis point increase in interest rates could increase our net investment income by a maximum of $2.8 million, or $0.16 per share, on an annual basis. A hypothetical 100 basis point decrease in interest rates could decrease our net investment income by a maximum of $2.5 million, or $0.14 per share, on an annual basis. Our Credit Facility bears interest on a per annum basis equal to the applicable LIBOR rate plus 2.50%, subject to certain conditions as outlined in the Credit Agreement. We pay unused commitment fees of 0.50% to 1.00% per annum, based on utilization.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. It also does not adjust for other business developments, including future borrowings that could affect the net increase in net assets resulting from operations, or net income. It also does not assume any repayments from borrowers. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

Item 8.     Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Capital Southwest Corporation and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Capital Southwest Corporation and Subsidiaries (collectively, the Company) as of March 31, 2019 and 2018, and the related consolidated statements of operations, changes in net assets and cash flows for each of the two years ended March 31, 2019, the related notes to the consolidated financial statements, and the Schedule of Investments in and Advances to Affiliates of the Company listed in Schedule 12-14 for the year ended March 31, 2019 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2019 and 2018, and the results of its operations and its cash flows for each of the two years ended March 31, 2019, in conformity with accounting principles generally accepted in the United States of America, and in our opinion, the related Schedule of Investments in and Advances to Affiliates, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company's internal control over financial reporting as March 31, 2019, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated June 4, 2019, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of March 31, 2019 and 2018, by correspondence with the custodians, portfolio companies or agents or by other appropriate procedures where replies from custodians, portfolio companies or agents were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company's auditor since 2017.

Chicago, Illinois
June 4, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Capital Southwest Corporation and Subsidiaries

Opinion on the Internal Control Over Financial Reporting

We have audited Capital Southwest Corporation and Subsidiaries’ (collectively, the Company) internal control over financial reporting as of March 31, 2019, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2019, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company as of March 31, 2019 and 2018, and the related consolidated statements of operations, changes in net assets and cash flows for each of the two years ended March 31, 2019, the related notes to the consolidated financial statements and our report dated June 4, 2019 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Chicago, Illinois
June 4, 2019

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Capital Southwest Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Capital Southwest Corporation (a Texas corporation) and subsidiaries (the “Company”), including the consolidated schedules of investments, as of March 31, 2017 (not presented herein), and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended, and the selected per share data and ratios for each of the three years in the period ended March 31, 2017. Our audit of the basic consolidated financial statements included the Schedule of Investments In and Advances to Affiliates (not presented herein). These financial statements, per share data and ratios, and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, per share data and ratios, and financial statement schedule based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements, including the consolidated schedules of investments (not presented herein), referred to above present fairly, in all material respects, the financial position of Capital Southwest Corporation and subsidiaries as of March 31, 2017, and the results of their operations, changes in their net assets and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedule (not presented herein), when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Grant Thornton LLP

Dallas, Texas
June 1, 2017

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In thousands except share and per share data)

	March 31,	March 31,
	2019	2018
Assets
Investments at fair value:
Non-control/Non-affiliate investments (Cost: $305,596 and $200,981, respectively)	$304,663	$199,949
Affiliate investments (Cost: $79,277 and $51,648, respectively)	80,905	53,198
Control investments (Cost: $93,182 and $82,768, respectively)	138,503	139,948
Total investments (Cost: $478,055 and $335,397, respectively)	524,071	393,095
Cash and cash equivalents	9,924	7,907
Receivables:
Dividends and interest	9,252	5,219
Escrow	370	119
Other	1,244	447
Income tax receivable	183	109
Deferred tax asset	1,807	2,050
Debt issuance costs (net of accumulated amortization of $1,814 and $1,041, respectively)	3,364	2,575
Other assets	1,628	5,969
Total assets	$551,843	$417,490

Liabilities
Notes (Par value: $77,136 and $ 57,500, respectively), net of unamortized debt issuance costs	$75,099	$55,305
Credit facility	141,000	40,000
Other liabilities	6,708	6,245
Dividends payable	—	4,525
Accrued restoration plan liability	3,073	2,937
Deferred income taxes	—	190
Total liabilities	225,880	109,202

Commitments and contingencies (Note 12)

Net Assets
Common stock, $0.25 par value per share: authorized, 25,000,000 shares; issued, 19,842,528 shares at March 31, 2019 and 18,501,298 shares at March 31, 2018	4,961	4,625
Additional paid-in capital	281,205	260,713
Total distributable earnings	63,734	66,887
Treasury stock - at cost, 2,339,512 shares	(23,937)	(23,937)
Total net assets	325,963	308,288
Total liabilities and net assets	$551,843	$417,490
Net asset value per share (17,503,016 shares outstanding at March 31, 2019 and 16,161,786 shares outstanding at March 31, 2018)	$18.62	$19.08

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except share and per share data)

	Years Ended March 31,
	2019	2018	2017
Investment income:
Interest income:
Non-control/Non-affiliate investments	$28,716	$18,257	$11,739
Affiliate investments	7,143	3,513	560
Control investments	1,406	82	116
Dividend income:
Non-control/Non-affiliate investments	197	—	20
Affiliate investments	82	127	163
Control investments	12,648	12,254	9,726
Interest income from cash and cash equivalents	36	21	166
Fees and other income	1,653	872	984
Total investment income	51,881	35,126	23,474
Operating expenses:
Compensation	7,715	7,013	6,330
Spin-off compensation plan	—	517	690
Share-based compensation	2,271	1,708	1,197
Interest	12,178	4,875	989
Professional fees	1,737	1,580	1,774
Net pension expense	159	164	166
General and administrative	3,063	2,841	2,661
Total operating expenses	27,123	18,698	13,807
Income before taxes	24,758	16,428	9,667
Income tax expense	1,048	195	1,779
Net investment income	$23,710	$16,233	$7,888

Net realized gain
Non-control/Non-affiliate investments	2,124	1,492	3,992
Affiliate investments	77	90	3,876
Control investments	18,653	—	28
Total net realized gain on investments before income tax	20,854	1,582	7,896

Net unrealized (depreciation) appreciation on investments
Non-control/Non-affiliate investments	(934)	(4,325)	(884)
Affiliate investments	1,109	337	184
Control investments	(11,859)	25,347	8,713
Income tax provision	178	133	(323)
Total net unrealized (depreciation) appreciation on investments, net of tax	(11,506)	21,492	7,690

Net realized and unrealized gains on investments	$9,348	$23,074	$15,586

Net increase in net assets from operations	$33,058	$39,307	$23,474

Pre-tax net investment income per share - basic and diluted	$1.48	$1.02	$0.61
Net investment income per share - basic and diluted	$1.42	$1.01	$0.50
Net increase in net assets from operations - basic and diluted	$1.98	$2.45	$1.48
Weighted average shares outstanding – basic	16,727,254	16,073,642	15,824,879
Weighted average shares outstanding – diluted	16,734,369	16,138,541	15,877,331

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Years Ended March 31,
	2019	2018	2017
Operations:
Net investment income	$23,710	$16,233	$7,888
Net realized gain on investments	20,854	1,582	7,896
Net unrealized (depreciation) appreciation on investments, net of tax	(11,506)	21,492	7,690
Net increase in net assets from operations	33,058	39,307	23,474
Dividends to shareholders	(38,010)	(15,920)	(12,560)
Spin-Off Compensation Plan distribution, net of tax of $ - , $ - and $692 for the years ended March 31, 2019, 2018 and 2017, respectively	—	(517)	(1,175)
Capital share transactions:
Change in restoration plan liability	(185)	(813)	(6)
Issuance of common stock	18,744	—	—
Exercise of employee stock options	2,169	125	1,507
Share-based compensation expense	2,271	1,708	1,197
Common stock withheld for payroll taxes upon vesting of restricted stock	(187)	(86)	—
Repurchase of common stock	(185)	(588)	—
Increase in net assets	17,675	23,216	12,437
Net assets, beginning of year	308,288	285,072	272,635
Net assets, end of year	$325,963	$308,288	$285,072

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Years Ended March 31,
	2019	2018	2017
Cash flows from operating activities
Net increase in net assets from operations	$33,058	$39,307	$23,474
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases and originations of investments	(229,598)	(166,181)	(145,778)
Proceeds from sales and repayments of debt investments in portfolio companies	74,669	82,489	44,568
Proceeds from sales and return of capital of equity investments in portfolio companies	33,928	104	7,692
Payment of accreted original issue discounts	524	1,477	1,218
Depreciation and amortization	1,393	927	459
Net pension benefit	(51)	(46)	(41)
Realized (gain) loss on investments before income tax	(20,854)	(1,582)	(7,896)
Net change in unrealized appreciation on investments	11,684	(21,359)	(8,013)
Accretion of discounts on investments	(1,390)	(857)	(434)
Payment-in-kind interest and dividends	(681)	(306)	(63)
Stock option and restricted awards expense	2,271	1,708	1,197
Deferred income taxes	53	(537)	1,813
Changes in other assets and liabilities:
Increase in dividend and interest receivable	(3,850)	(2,082)	(1,385)
Decrease in escrow receivables	310	426	2,860
(Increase) decrease in other receivables	(797)	180	(127)
(Increase) decrease in tax receivable	(74)	(109)	1,010
Decrease (increase) in other assets	4,236	1,958	(6,775)
(Decrease) increase in other liabilities	(695)	620	602
Increase (decrease) in payable for unsettled transaction	1,158	—	(3,940)
Net cash used in operating activities	(94,706)	(63,863)	(89,559)
Cash flows from financing activities
Proceeds from common stock offering	18,891	—	—
Equity offering costs paid	(127)	—	—
Borrowings under credit facility	146,000	76,000	25,000
Repayments of credit facility	(45,000)	(61,000)	—
Debt issuance costs paid	(1,827)	(1,739)	(2,503)
Proceeds from notes	19,524	55,775	—
Dividends to shareholders	(42,535)	(18,586)	(5,994)
Proceeds from exercise of employee stock options	2,169	125	1,507
Common stock withheld for payroll taxes upon vesting of restricted stock	(187)	(86)	—
Repurchase of common stock	(185)	(588)	—
Spin-off Compensation Plan distribution	—	(517)	(2,034)
Net cash provided by financing activities	96,723	49,384	15,976
Net increase (decrease) in cash and cash equivalents	2,017	(14,479)	(73,583)
Cash and cash equivalents at beginning of year	7,907	22,386	95,969
Cash and cash equivalents at end of year	$9,924	$7,907	$22,386
Supplemental cash flow disclosures:
Cash paid for income taxes	$802	$708	$289
Cash paid for interest	10,912	3,405	325
Supplemental disclosure of noncash financing activities:
Dividends declared, not yet paid	$—	$4,525	$7,191
Noncash adjustment to realized gain for escrow receivable	—	—	118
Spin-off Compensation Plan distribution accrued, not yet paid	—	—	345

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2019

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,14]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
Non-control/Non-affiliate Investments[5]
AAC HOLDINGS, INC.	First Lien	Healthcare services	L+6.75% (Floor 1.00%)/Q, 4.00% PIK, Current Coupon 13.49%	6/30/2023	9,084	8,912	8,403
	First Lien	Healthcare services	L+11.00% (Floor 1.00%)/M	3/31/2020	1,170	1,158	1,182
						10,070	9,585
ACE GATHERING, INC.	Second Lien[15]	Energy services (midstream)	L+8.50% (Floor 2.00%)/Q, Current Coupon 11.09%	12/13/2023	9,938	9,747	9,783
ADAMS PUBLISHING GROUP, LLC	First Lien	Media, marketing & entertainment	L+7.50% (Floor 1.00%)/Q, Current Coupon 10.30%	7/2/2023	13,566	13,320	13,308
	Delayed Draw Term Loan[10]		L+7.50% (Floor 1.00%)	7/2/2023	—	(29)	—
						13,291	13,308
AG KINGS HOLDINGS INC.[8,16]	First Lien	Food, agriculture & beverage	L+10.02% (Floor 1.00%)/M, Current Coupon 12.69%	8/8/2021	9,308	9,194	8,330
ALLIANCE SPORTS GROUP, L.P.	Senior subordinated debt	Consumer products & retail	11.00%	2/1/2023	10,100	9,946	9,807
	3.88% preferred membership interest		—	—	—	2,500	2,500
						12,446	12,307
AMERICAN NUTS OPERATIONS LLC[13]	First Lien - Term Loan	Food, agriculture and beverage	L+9.50% (Floor 1.00%)/Q, Current Coupon 12.30%	4/10/2023	17,369	17,075	16,822
	First Lien - Term Loan C10		L+9.50% (Floor 1.00%)/Q, Current Coupon 12.30%	4/10/2023	1,750	1,723	1,695
	3,000,000 units of Class A common stock[9]		—	—	—	3,000	1,505
						21,798	20,022
AMERICAN TELECONFERENCING SERVICES, LTD.	First Lien	Telecommunications	L+6.50% (Floor 1.00%)/Q, Current Coupon 9.24%	12/8/2021	6,023	5,922	3,953
	Second Lien		L+9.50% (Floor 1.00%)/Q, Current Coupon 12.30%	6/6/2022	2,006	1,954	1,103
						7,876	5,056

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2019

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,14]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
AMWARE FULFILLMENT LLC	First Lien	Distribution	L+9.50% (Floor 1.00%)/M, Current Coupon 12.10%	12/31/2020	12,753	12,666	12,651
ASC ORTHO MANAGEMENT COMPANY, LLC[13]	Revolving Loan[10]	Healthcare services	L+7.50% (Floor 1.00%)	8/31/2023	—	(27)	—
	First Lien		L+7.50% (Floor 1.00%)/Q, Current Coupon 10.30%	8/31/2023	9,261	9,094	9,095
	Second Lien		13.25% PIK	12/1/2023	3,250	3,178	3,178
	2,042 Common Units[9]		—	—	—	750	750
						12,995	13,023
BINSWANGER HOLDING CORP.	First Lien	Distribution	L+8.00% (Floor 1.00%)/M, Current Coupon 10.60%	3/9/2022	12,150	11,992	12,016
	900,000 shares of common stock		—	—	—	900	1,013
						12,892	13,029
BLASCHAK COAL CORP.	Second Lien[15]	Commodities & mining	L+10.00%/Q, 1.00% PIK, Current Coupon 13.81%	7/30/2023	8,537	8,383	8,511
CALIFORNIA PIZZA KITCHEN, INC.	First Lien	Restaurants	L+6.00% (Floor 1.00%)/M, Current Coupon 8.50%	8/23/2022	4,875	4,844	4,723
CAPITAL PAWN HOLDINGS, LLC	First Lien	Consumer products & retail	L+9.50%/Q, Current Coupon 12.30%	7/8/2020	11,448	11,315	11,310
CLICKBOOTH.COM, LLC	Revolving Loan[10]	Media, marketing & entertainment	L+8.50% (Floor 1.00%)	12/5/2022	—	(15)	—
	First Lien		L+8.50% (Floor 1.00%)/Q, Current Coupon 11.31%	12/5/2022	16,953	16,684	17,292
						16,669	17,292

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2019

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,14]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
DANFORTH ADVISORS, LLC[13]	Revolving Loan[10]	Business services	L+7.25% (Floor 2.00%)	9/28/2023	—	(18)	—
	First Lien		L+7.25% (Floor 2.00%)/Q, Current Coupon 10.05%	9/28/2023	7,250	7,117	7,145
	875 Class A equity units[9]		—	—	—	875	875
						7,974	8,020
DELPHI INTERMEDIATE HEALTHCO, LLC	First Lien	Healthcare services	L+7.50% (Floor 1.00%)/Q, Current Coupon 10.23%	10/3/2022	11,400	11,310	11,023
DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.00% (Floor 1.00%)/Q, Current Coupon 8.60%	2/12/2021	6,285	6,277	6,128
DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%)/M, Current Coupon 11.25%	8/25/2023	3,000	2,957	2,883
ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+8.40% (Floor 1.00%)/M, Current Coupon 11.00%	2/1/2022	14,000	13,717	14,000
	1,443 Investment Units (Preferred)		12% PIK	—	—	2,068	4,457
						15,785	18,457
ENVIRONMENTAL PEST SERVICE MANAGEMENT COMPANY, LLC	First Lien	Consumer services	L+7.25%/Q, Current Coupon 10.06%	6/22/2023	16,169	15,921	16,169
	Delayed Draw Term Loan[10]		L+7.25%/Q, Current Coupon 10.06%	6/22/2023	6,461	6,353	6,461
						22,274	22,630
FAST SANDWICH, LLC	Revolving Loan[10]	Restaurants	L+9.00% (Floor 1.00%)	—	—	(57)	—
	First Lien		L+9.00% (Floor 1.00%)/Q, Current Coupon 11.80%	5/23/2023	3,238	3,191	3,190
						3,134	3,190

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2019

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,14]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
JVMC HOLDINGS CORP.	First Lien	Financial services	L+6.50% (Floor 1.00%)/M, Current Coupon 9.00%	2/28/2024	9,152	9,062	9,062
	Delayed Draw Term Loan[10]		L+6.50% (Floor 1.00%)	2/28/2024	—	(7)	—
						9,055	9,062
LGM PHARMA, LLC[13]	First Lien	Healthcare products	L+8.50% (Floor 1.00%)/M, Current Coupon 10.99%	11/15/2022	9,875	9,723	10,073
	Delayed Draw Term Loan		L+8.50% (Floor 1.00%)/M, Current Coupon 10.99%	11/15/2022	1,785	1,753	1,820
	110,000 units of Class A common stock[9]		—	—	—	1,100	821
						12,576	12,714
LIGHTING RETROFIT INTERNATIONAL, LLC	First Lien	Environmental services	L+9.25% (Floor 1.00%)/Q, Current Coupon 11.84%	6/30/2022	13,688	13,580	12,606
	25,603 shares of Series C preferred stock		—	—	—	26	28
	396,825 shares of Series B preferred stock		—	—	—	500	307
						14,106	12,941
RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+9.50% (Floor 1.00%)/M, Current Coupon 12.00%	12/20/2025	10,500	9,838	10,437
SCRIP INC.[8]	First Lien	Healthcare products	L+10.00% (Floor 2.00%)/M, Current Coupon 12.49%	3/21/2024	16,750	16,250	16,250
	100 shares of common stock		—	—	—	1,000	1,000
						17,250	17,250
TAX ADVISORS GROUP, LLC[13]	143.3 Class A units[9]	Financial services	—	—	—	541	645
VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%)/M, Current Coupon 12.60%	2/16/2022	7,975	7,447	7,975
	Warrants (Expiration - February 17, 2027)		—	—	—	886	2,378
						8,333	10,353

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2019

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,14]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]

Total Non-control/Non-affiliate Investments						$305,596	$304,663
Affiliate Investments[6]
CHANDLER SIGNS, LLC[13]	Senior subordinated debt	Business services	12.00% / 1.00% PIK	7/4/2021	$4,557	$4,512	$4,480
	1,500,000 units of Class A-1 common stock[9]		—	—	—	1,500	1,937
						6,012	6,417
DYNAMIC COMMUNITIES, LLC[13]	Revolving Loan[10]	Business services	L+8.00% (Floor 1.00%)	7/17/2023	—	(4)	—
	First Lien		L+8.00% (Floor 1.00%)/M, Current Coupon 10.59%	7/17/2023	11,060	10,863	10,972
	2,000,000 Preferred Units[9]		—	—	—	2,000	2,849
						12,859	13,821
ITA HOLDINGS GROUP, LLC[13]	Revolving Loan[10]	Transportation & logistics	L+9.00% (Floor 1.00%)/Q, 1.00% PIK, Current Coupon 12.60%	2/14/2023	2,000	1,960	2,000
	First Lien - Term Loan		L+8.00% (Floor 1.00%)/Q, 1.00% PIK, Current Coupon 11.60%	2/14/2023	7,659	7,533	7,475
	First Lien - Term B Loan		L+11.00% (Floor 1.00%)/Q, 1.00% PIK, Current Coupon 14.60%	2/14/2023	3,830	3,762	3,829
	First Lien - PIK Note A		10.00% PIK	2/14/2023	2,250	1,692	2,005
	First Lien - PIK Note B		10.00% PIK	2/14/2023	89	89	79
	Warrants (Expiration - March 29, 2029)[9]		—	—	—	538	1,557
	9.25% Class A Membership Interest[9]		—	—	—	1,500	923
						17,074	17,868

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2019

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,14]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
ROSELAND MANAGEMENT, LLC	Revolving Loan[10]	Healthcare services	L+7.00% (Floor 2.00%)	11/9/2023	—	(32)	—
	First Lien		L+7.00% (Floor 2.00%)/Q, Current Coupon 9.80%	11/9/2023	10,474	10,302	10,474
	10,000 Class A Units		—	—	—	1,000	1,487
						11,270	11,961
SIMR, LLC	First Lien	Healthcare services	L+9.00% (Floor 2.00%)/M, Current Coupon 11.62%	9/7/2023	11,542	11,332	11,403
	5,724,000 Class B Common Units		—	—	—	5,724	5,724
						17,056	17,127
ZENFOLIO INC.	Revolving Loan[10]	Business services	L+9.00% (Floor 1.00%)	7/17/2022	—	(13)	—
	First Lien		L+9.00% (Floor 1.00%)/Q, Current Coupon 11.60%	7/17/2022	13,298	13,119	13,165
	190 shares of common stock		—	—	—	1,900	546
						15,006	13,711

Total Affiliate Investments						$79,277	$80,905

Control Investments[7]
I-45 SLF LLC[9,11]	80% LLC equity interest	Multi-sector holdings	—	—	—	$68,000	$65,743
MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800	7,795
	4,000,002 shares of common stock		—	—	—	4,615	44,965
						5,415	52,760
PRISM SPECTRUM HOLDINGS, LLC[13]	First Lien	Environmental services	L+9.50% (Floor 2.25%)/M, Current Coupon 12.12%	2/6/2023	13,461	13,229	13,461
	96,498.32 Class A units[9]		—	—	—	6,538	6,539
						19,767	20,000

CAPITAL SOUTHWEST CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2019

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,14]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]

Total Control Investments						93,182	138,503

TOTAL INVESTMENTS[12]						$478,055	$524,071

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments and warrants are non-income producing, unless otherwise noted.

[2]	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.

[3]
The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily (D), monthly (M), quarterly (Q), or semiannually (S). For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2019. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind ("PIK") interest.

[4]
The Company's investment portfolio is comprised entirely of privately held debt and equity securities for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board of Directors, using significant unobservable Level 3 inputs. Refer to Note 4 for further discussion.

[5]
Non-Control/Non-Affiliate investments are generally defined by the Investment Company Act of 1940 (the “1940 Act”) as investments that are neither control investments nor affiliate investments. At March 31, 2019, approximately 58.2% of the Company’s investment assets were non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 93.5%.

[6]
Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2019, approximately 15.4% of the Company’s investment assets were affiliate investments. The fair value of these investments as a percent of net assets is 24.8%.

[7]
Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned. At March 31, 2019, approximately 26.4% of the Company’s investment assets were control investments. The fair value of these investments as a percent of net assets is 42.5%.

[8]	The investment is structured as a first lien last out term loan.

[9]
Indicates assets that are considered "non-qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of March 31, 2019, approximately 16.1% of the Company's investment assets are non-qualifying assets.

[10]	The investment has an unfunded commitment as of March 31, 2019. Refer to Note 12 - Commitments and Contingencies for further discussion.

[11]	Income producing through dividends or distributions.

[12]
As of March 31, 2019, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $56.6 million; cumulative gross unrealized depreciation for federal income tax purposes is $11.6 million. Cumulative net unrealized appreciation is $45.0 million, based on a tax cost of $477.8 million.

[13]
ASC Ortho Management Company, LLC common units, Danforth Advisors, LLC common units, American Nuts Operations LLC Class A common stock, LGM Pharma, LLC Class A common stock, Tax Advisors Group, LLC Class A units, Chandler Signs, LP Class A-1 common stock, Dynamic Communities, LLC Preferred units, ITA Holdings Group, LLC membership interest, and Prism Spectrum Holdings LLC Class A units are held through a wholly-owned taxable subsidiary.

[14]
The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed "restricted securities" under the Securities Act.

[15]
The investment is structured as a split lien term loan, which provides the Company with a first lien priority on certain assets of the obligor and a second lien priority on different assets of the obligor.

[16]	Investment was on non-accrual status as of March 31, 2019, meaning the Company has ceased to recognize interest income on the investment.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

CAPITAL SOUTHWEST CORPORATION
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2018

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,21]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
Non-control/Non-affiliate Investments5
AAC HOLDINGS, INC.	First Lien	Healthcare services	L+6.75% (Floor 1.00%), Current Coupon 8.52%	6/30/2023	$9,322	$9,111	$9,485
AG KINGS HOLDINGS INC.[8]	First Lien	Food, agriculture & beverage	L+9.40% (Floor 1.00%), Current Coupon 11.21%	8/8/2021	9,650	9,508	9,438
ALLIANCE SPORTS GROUP, L.P.	Senior subordinated debt	Consumer products & retail	11.00%	2/1/2023	10,100	9,916	9,807
	2.65% membership interest		—	—	—	2,500	1,996
						12,416	11,803
AMERICAN TELECONFERENCING SERVICES, LTD.	First Lien	Telecommunications	L+6.50% (Floor 1.00%), Current Coupon 8.29%	12/8/2021	6,378	6,239	6,377
	Second Lien		L+9.50% (Floor 1.00%), Current Coupon 11.20%	6/6/2022	2,006	1,941	1,919
						8,180	8,295
AMWARE FULFILLMENT LLC[17]	First Lien	Distribution	L+12.00% (Floor 1.00%), Current Coupon 14.02%	5/21/2019	13,478	13,284	12,939
BINSWANGER HOLDING CORP.	First Lien	Distribution	L+8.00% (Floor 1.00%), Current Coupon 10.02%	3/9/2022	13,036	12,818	12,900
	900,000 shares of common stock		—	—	—	900	874
						13,718	13,774
CALIFORNIA PIZZA KITCHEN, INC.	First Lien	Restaurants	L+6.00% (Floor 1.00%), Current Coupon 7.88%	8/23/2022	4,925	4,887	4,836
CAPITAL PAWN HOLDINGS, LLC	First Lien	Consumer products & retail	L+9.50%, Current Coupon 11.19%	7/8/2020	12,922	12,670	12,767

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,21]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
CLICKBOOTH.COM, LLC	First Lien	Media, marketing & entertainment	L+8.50% (Floor 1.00%), Current Coupon 10.19%	12/5/2022	17,391	17,060	17,443
	Revolving Loan[15]		L+8.50% (Floor 1.00%)	12/5/2022	—	(19)	—
						17,041	17,443
DEEPWATER CORROSION SERVICES, INC.	127,004 shares of Series A convertible preferred stock	Energy services (upstream)	—	—	—	8,000	4,629
DELPHI INTERMEDIATE HEALTHCO, LLC	First Lien	Healthcare services	L+7.50% (Floor 1.00%), Current Coupon 9.27%	10/3/2022	7,406	7,337	7,266
DIGITAL RIVER, INC.	First Lien	Software & IT services	L+6.50% (Floor 1.00%), Current Coupon 8.61%	2/12/2021	6,285	6,273	6,285
DUNN PAPER, INC.	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%), Current Coupon 10.63%	8/26/2023	3,000	2,950	3,000
LGM PHARMA, LLC[13]	First Lien	Healthcare products	L+8.50% (Floor 1.00%), Current Coupon 10.17%	11/15/2022	9,975	9,787	9,955
	Delayed Draw Term Loan[18]		L+8.50% (Floor 1.00%), Current Coupon 10.29%	11/15/2022	1,300	1,275	1,297
	110,000 units of Class A common stock[9]		—	—	—	1,100	1,100
						12,162	12,352
LIGHTING RETROFIT INTERNATIONAL, LLC	First Lien	Environmental services	L+9.25% (Floor 1.00%), Current Coupon 10.94%	6/30/2022	14,625	14,487	14,362
	396,825 shares of Series B preferred stock		—	—	—	500	376
						14,987	14,738
PRE-PAID LEGAL SERVICES, INC.	Second Lien	Consumer services	L+9.00% (Floor 1.25%), Current Coupon 10.88%	7/1/2020	5,000	4,968	5,000
RESEARCH NOW GROUP, INC.	Second Lien	Business services	L+9.50% (Floor 1.00%), Current Coupon 11.28%	12/20/2025	10,500	9,779	9,818
RESTAURANT TECHNOLOGIES, INC.	Second Lien	Business services	L+8.75% (Floor 1.00%), Current Coupon 10.69%	11/23/2023	3,500	3,455	3,493
JVMC HOLDINGS CORP. [14]	First Lien	Financial services	L+8.02% (Floor 1.00%), Current Coupon 9.90%	5/5/2022	7,219	7,157	7,215

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,21]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
TAX ADVISORS GROUP, LLC[13]	Senior subordinated debt	Financial services	10.00% / 2.00% PIK	12/23/2022	4,600	4,518	4,600
	143.3 Class A units[9]		—	—	—	541	886
						5,059	5,486
VISTAR MEDIA INC.	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%), Current Coupon 12.02%	2/16/2022	8,113	7,434	8,194
	Warrants (Expiration - February 17, 2027)		—	—	—	886	1,682
						8,320	9,876
WASTEWATER SPECIALTIES, LLC	First Lien[16]	Industrial services	L+12.25% (Floor 1.00%), Current Coupon 13.90%	4/18/2022	9,864	9,721	10,012

Total Non-control/Non-affiliate Investments						$200,981	$199,949
Affiliate Investments[6]
CHANDLER SIGNS, LLC[13]	Senior subordinated debt	Business services	12.00% / 1.00% PIK	7/4/2021	4,511	4,451	4,376
	1,500,000 units of Class A-1 common stock[9]		—	—	—	1,500	1,934
						5,951	6,310
ELITE SEM, INC.[8]	First Lien	Media, marketing & entertainment	L+9.90% (Floor 1.00%), Current Coupon 12.10%	2/1/2022	17,500	17,104	17,500
	1,089 Preferred units		12% PIK	—	—	1,236	1,879
						18,339	19,379
ITA HOLDINGS GROUP, LLC[13]	First Lien	Transportation & logistics	L+8.50% (Floor 1.00%, Current Coupon 10.32%)	2/14/2023	9,500	9,314	9,314
	Revolving Loan[19]		L+8.50% (Floor 1.00%)	2/14/2023	—	(10)	—
	Delayed Draw Term Loan		L+8.50% (Floor 1.00%, Current Coupon 10.32%)	2/14/2023	1,500	1,470	1,470
	9.25% Class A Membership Interest[9]		—	—	—	1,500	1,500
						12,275	12,284
ZENFOLIO INC.	First Lien	Business services	L+9.00% (Floor 1.00%), Current Coupon 10.69%	7/17/2022	13,433	13,201	13,325
	Revolving Loan[15]		L+9.00% (Floor 1.00%)	7/17/2022	—	(17)	—
	190 shares of common stock		—	—	—	1,900	1,900
						15,083	15,225

Total Affiliate Investments						$51,648	$53,198

			Current
	Type of		Interest				Fair
Portfolio Company[1]	Investment[2,21]	Industry	Rate[3]	Maturity	Principal	Cost	Value[4]
Control Investments[7]
I-45 SLF LLC[9,10,11]	80% LLC equity interest	Multi-sector holdings	—	—	—	$64,800	$67,113
MEDIA RECOVERY, INC.[11]	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800	6,371
	4,000,002 shares of common stock		—	—	—	4,615	36,751
						5,415	43,122
PRISM SPECTRUM HOLDINGS, LLC[13]	First Lien	Environmental services	L+9.50% (Floor 2.25%), Current Coupon 11.75%	2/6/2023	4,325	4,241	4,241
	Revolving Loan[20]		L+9.50% (Floor 2.25%), Current Coupon 11.75%	2/6/2023	500	490	490
	57.25 Class A units[9]		—	—	—	1,692	1,692
						6,422	6,422
TITANLINER, INC.	1,189,609 shares of Series B convertible preferred stock	Energy services (upstream)	6% PIK	—	—	2,926	11,362
	339,277 shares of Series A convertible preferred stock		—	—	—	3,204	11,928
						6,130	23,290

Total Control Investments						$82,768	$139,948

TOTAL INVESTMENTS[12]						$335,397	$393,096

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments and warrants are non-income producing, unless otherwise noted.

[2]	All of the Company’s investments, unless otherwise noted, are encumbered as security for the Company’s senior secured credit facility.

[3]
The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily, monthly, quarterly, or semiannually.  For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at March 31, 2018.  Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind (“PIK”) interest.

[4]
Investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures.  We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors. See Note 4 to the consolidated financial statements.

[5]
Non-Control/Non-Affiliate investments are generally defined by the 1940 Act as investments that are neither control investments nor affiliate investments. At March 31, 2018, approximately 50.9% of the Company’s investment assets were non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 64.9%.

[6]
Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At March 31, 2018, approximately 13.5% of the Company’s investment assets were affiliate investments. The fair value of these investments as a percent of net assets is 17.3%.

[7]
Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where greater than 50% of the board representation is maintained. At March 31, 2018, approximately 35.6% of the Company’s investment assets were control investments. The fair value of these investments as a percent of net assets is 45.4%.

[8]	The investment is structured as a first lien last out term loan.

[9]
Indicates assets that are considered “non-qualifying assets” under section 55(a) of the 1940 Act.  Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of March 31, 2018, approximately 18.0% of the Company’s investment assets are non-qualifying assets.

[10]	The investment has approximately $3.2 million unfunded commitment as of March 31, 2018.

[11]	Income producing through dividends on distributions.

[12]
As of March 31, 2018, the cumulative gross unrealized appreciation for federal income tax purposes is approximately $62.4 million; cumulative gross unrealized depreciation for federal income tax purposes is $4.9 million.  Cumulative net unrealized appreciation is $57.5 million, based on a tax cost of $335.6 million.

[13]
ITA Holdings Group, LLC membership interest, LGM Pharma, LLC Class A common stock, Prism Spectrum Holdings LLC Class A units, Tax Advisors Group, LLC Class A units and Chandler Signs, LP Class A-1 common stock are held through a wholly-owned taxable subsidiary.

[14]	The investment is structured as a first lien first out term loan.

[15]	The investment has approximately $2.0 million unfunded commitment as of March 31, 2018.

[16]	As of March 31, 2018, the investment is paying default interest at a rate of 3.0% per annum.

[17]	As of March 31, 2018, the investment is paying default interest at a rate of 2.5% per annum.

[18]	The investment has approximately $0.9 million unfunded commitment as of March 31, 2018.

[19]	The investment has approximately $2.0 million unfunded commitment as of March 31, 2018.

[20]	The investment has approximately $1.5 million unfunded commitment as of March 31, 2018.

[21]
The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed "restricted securities" under the Securities Act.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

Notes to Consolidated Financial Statements

1.     ORGANIZATION AND BASIS OF PRESENTATION

References in this Annual Report on Form 10-K to “we,” “our,” “us,” “CSWC,” or the “Company” refer to Capital Southwest Corporation, unless the context requires otherwise.

Organization

Capital Southwest Corporation is an internally managed investment company that specializes in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States.  Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”

CSWC was organized as a Texas corporation on April 19, 1961. Until September 1969, we operated as a Small Business Investment Company (“SBIC”) licensed under the Small Business Investment Act of 1958.  At that time, CSWC transferred to its then wholly-owned subsidiary, Capital Southwest Venture Corporation (“CSVC”), certain assets including our license as a “SBIC”.  CSVC was a closed-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  Effective June 14, 2016, CSVC was dissolved and its SBIC license was surrendered. All assets held in CSVC were transferred to CSWC upon dissolution. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act.  On that date, we elected to be treated as a business development company (“BDC”) subject to the provisions of the 1940 Act, as amended by the Small Business Incentive Act of 1980.  In order to remain a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70% of our assets in eligible portfolio companies and limiting the amount of leverage we incur.

We have elected, and intend to qualify annually, to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As such, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our shareholders as dividends. To continue to maintain our RIC treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income.

Capital Southwest Management Corporation (“CSMC”), a wholly-owned subsidiary of CSWC, is the management company for CSWC.  CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

CSWC also has a direct wholly owned subsidiary that has been elected to be a taxable entity (the “Taxable Subsidiary”). The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90% of our gross income for federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.

We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior and subordinated investments in the lower middle market, as well as first and second lien syndicated loans in upper middle market companies.  Our target lower middle market (“LMM”) companies typically have annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our upper middle market (“UMM”) investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million and typically range in size from $5.0 million to $15.0 million. We make available significant managerial assistance to the companies in which we invest as we believe that providing managerial assistance to an investee company is critical to its business development activities.

On September 30, 2015, we completed the spin-off (the “Share Distribution”) of CSW Industrials, Inc. (“CSWI”). CSWI is now an independent publicly traded company. CSWI’s common stock trades on the Nasdaq Global Select Market under the ticker symbol “CSWI.” The Share Distribution was effected through a tax-free, pro-rata distribution of 100% of CSWI’s common stock to shareholders of the Company. Each Company shareholder received one share of CSWI common stock for every one share of Company common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.

Following the Share Distribution, we have maintained operations as an internally managed BDC and pursue a credit-focused investing strategy akin to similarly structured organizations. We intend to continue to provide capital to middle-market companies. In the future, we intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside our debt investments or through warrants.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“U.S. GAAP”).  We meet the definition of an investment company and follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies (“ASC 946”).  Under rules and regulations applicable to investment companies, we are generally precluded from consolidating any entity other than another investment company, subject to certain exceptions.  One of the exceptions to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company.  Accordingly, the consolidated financial statements include CSMC, our management company, and the Taxable Subsidiary.

Portfolio Investment Classification

We classify our investments in accordance with the requirements of the 1940 Act.  Under the 1940 Act, “Control Investments” are generally defined as investments in which we own more than 25% of the voting securities; “Affiliate investments” are generally defined as investments in which we own between 5% and 25% of the voting securities, and the investments are not classified as “Control Investments”; and “Non-Control/Non-Affiliate investments” are generally defined as investments that are neither “Control Investments” nor “Affiliate Investments.”

Under the 1940 Act, a BDC must meet certain requirements, including investing at least 70% of our assets in qualifying assets. As of March 31, 2019, the Company has 84.6% of our assets in qualifying assets. The principal categories of qualifying assets relevant to our business are:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

(2)	Securities of any eligible portfolio company that we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no readily available market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Additionally, in order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things meet the following tests:

(1)	Continue to qualify as a BDC under the 1940 Act at all times during each taxable year.

(2)
Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”).

(3)
Diversify our holdings in accordance with two Diversification Requirements: (a) Diversify our holdings such that at the end of each quarter of the taxable year at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and such other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer;

and (b) Diversify our holdings such that no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain "qualified publicly traded partnerships" (collectively, the "Diversification Requirements").

 The two Diversification Requirements must be satisfied quarterly. If a RIC satisfies the Diversification Requirements for one quarter, and then, due solely to fluctuations in market value, fails to meet one of the Diversification Requirements in the next quarter, it retains RIC tax treatment. A RIC that fails to meet the Diversification Requirements as a result of a nonqualified acquisition may be subject to excess taxes unless the nonqualified acquisition is disposed of and the Diversification Requirements are satisfied within 30 days of the close of the quarter in which the Diversification Requirements are failed.

This quarter we satisfied all RIC requirements and have 15.1% in nonqualified assets according to measurement criteria established in Section 851(d) of the Code.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements of CSWC.

Fair Value Measurements We account for substantially all of our financial instruments at fair value in accordance with ASC Topic 820 – Fair Value Measurements and Disclosures (“ASC 820”).  ASC 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs.  ASC 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value.  We believe that the carrying amounts of our financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. This is considered a Level 1 valuation technique. The carrying value of our credit facility approximates fair value (Level 3 input). See Note 4 below for further discussion regarding the fair value measurements and hierarchy.

Investments Investments are stated at fair value and are reviewed and approved by our Board of Directors as described in the footnotes to the Consolidated Schedule of Investments and Notes 3 and 4 below.  Investments are recorded on a trade date basis.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period net of recoveries and realized gains or losses from in-kind redemptions.  Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

Cash and Cash Equivalents Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value. Cash may be held in a money market fund from time to time, which is a Level 1 security. Cash and cash equivalents includes deposits at financial institutions. We deposit our cash balances in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. At March 31, 2019 and 2018, cash balances totaling $8.8 million and $6.8 million, respectively, exceeded FDIC insurance limits, subjecting us to risk related to the uninsured balance. All of our cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

Segment Information We operate and manage our business in a singular segment.  As an investment company, we invest in portfolio companies in various industries and geographic areas as discussed in Note 3.

Consolidation As permitted under Regulation S-X and ASC 946, we generally do not consolidate our investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to CSWC. Accordingly, we consolidated the results of CSWC’s wholly-owned Taxable Subsidiary and CSWC’s wholly-owned management company, CSMC. Prior to its dissolution, we consolidated the results of CSWC’s wholly-owned subsidiary, CSVC. All intercompany balances have been eliminated upon consolidation.

Use of Estimates The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes.  Actual results could differ from those estimates. We have identified investment valuation and revenue recognition as our most critical accounting estimates.

Interest and Dividend Income Interest and dividend income is recorded on an accrual basis to the extent amounts are expected to be collected.  Dividend income is recognized on the date dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution.  Discounts/premiums received to par on loans purchased are capitalized and accreted or amortized into income over the life of the loan using the effective interest method. In accordance with our valuation policy, accrued interest and dividend income are evaluated quarterly for collectability.  When we do not expect the debtor to be able to service all of its debt or other obligations, we will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due.  If a loan or debt security’s status significantly improves regarding its ability to service debt or other obligations, it will be restored to accrual basis.  As of March 31, 2019, we had one investment on non-accrual status. As of March 31, 2018, we did not have any investments on non-accrual status.

To maintain RIC tax treatment, non-cash sources of income such as accretion of interest income may need to be paid out to shareholders in the form of distributions, even though CSWC may not have collected the interest income.  For the year ended March 31, 2019, approximately 2.7% of CSWC’s total investment income was attributable to non-cash interest income for the accretion of discounts associated with debt investments, net of any premium reduction. For the year ended March 31, 2018, approximately 2.4% of CSWC’s total investment income was attributable to non-cash interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

Payment-in-Kind Interest The Company currently holds, and expects to hold in the future, some investments in its portfolio that contain payment-in-kind (“PIK”) interest and dividend provisions. The PIK interest and dividends, computed at the contractual rate specified in each loan agreement, are added to the principal balance of the loan, rather than being paid to the Company in cash, and are recorded as interest and dividend income. Thus, the actual collection of PIK interest and dividends may be deferred until the time of debt principal repayment or disposition of equity investment. PIK interest and dividends, which are non-cash sources of income, are included in the Company’s taxable income and therefore affect the amount the Company is required to distribute to shareholders to maintain its qualification as  a RIC for federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the investment on non-accrual status and will generally cease recognizing PIK interest and dividend income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest and dividend income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest and dividends when it is determined that the PIK interest and dividends are no longer collectible. As of March 31, 2019 and 2018, we have not written off any accrued and uncollected PIK interest and dividends. For the years ended March 31, 2019 and 2018, approximately 1.3% and 0.9%, respectively, of CSWC’s total investment income was attributable to non-cash PIK interest and dividend income.

Warrants In connection with the Company's debt investments, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrants is treated as original issue discount (“OID”), and accreted into interest income using the effective interest method over the term of the debt investment.

Debt Issuance Costs Debt issuance costs include commitment fees and other costs related to CSWC’s senior secured credit facility and its notes (as discussed further in Note 5). The costs in connection with the credit facility have been capitalized and are amortized into interest expense over the term of the credit facility. The costs in connection with the December 2022 Notes (as defined below) are a direct deduction from the related debt liability and amortized into interest expense over the term of the notes.

Deferred Offering Costs Deferred equity offering costs include registration expenses related to shelf filings, including expenses related to the launch of the "at-the-market" program (the "Equity ATM Program"). These expenses consist primarily of SEC registration fees, legal fees and accounting fees incurred. These expenses are included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. Upon the completion of an equity offering or a debt offering, the deferred expenses are charged to additional paid-in capital or debt issuance costs, respectively. If no offering is completed prior to the expiration of the registration statement, the deferred costs are charged to expense.

Federal Income Taxes CSWC has elected and intends to comply with the requirements of the Code necessary to qualify as a RIC.  By meeting these requirements, we will not be subject to corporate federal income taxes on ordinary income distributed to shareholders.  In order to qualify as a RIC, the company is required to timely distribute to its shareholders at least 90% of investment company taxable income, as defined by the Code, each year. Investment company taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Investment company taxable income generally excludes net unrealized appreciation or depreciation, as investment gains and losses are not included in investment company taxable income until they are realized.

Depending on the level of taxable income or capital gains earned in a tax year, we may choose to carry forward taxable income or capital gains in excess of current year distributions into the next year and pay a 4% excise tax on such income. Any such carryover taxable income or capital gains must be distributed through a dividend declared on or prior to the later of (1) the filing of the U.S. federal income tax return for the applicable fiscal year and (2) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

In lieu of distributing our net capital gains for a year, we may decide to retain some or all of our net capital gains. We will be required to pay a 21% corporate-level federal income tax on any such retained net capital gains. We may elect to treat such retained capital gain as a deemed distribution to shareholders. Under such circumstances, shareholders will be required to include their share of such retained capital gain in income, but will receive a credit for the amount of corporate-level U.S. federal income tax paid with respect to their shares. As an investment company that qualifies as a RIC, federal income taxes payable on security gains that we elect to retain are accrued only on the last day of our tax year, December 31. Any net capital gains actually distributed to shareholders and properly reported by us as capital gain dividends are generally taxable to the shareholders as long-term capital gains. See Note 6 for further discussion.

CSMC, a wholly-owned subsidiary of CSWC, and the Taxable Subsidiary are not RICs and are required to pay taxes at the corporate rate of 21% as of December 31, 2018. For tax purposes, CSMC and the Taxable Subsidiary have elected to be treated as taxable entities, and therefore are not consolidated for tax purposes and are taxed at normal corporate tax rates based on taxable income and, as a result of their activities, may generate income tax expense or benefit. The taxable income, or loss, of each of CSMC and the Taxable Subsidiary may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Company’s consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions with respect to tax at the CSWC level not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company has concluded that it does not have any uncertain tax positions that meet the recognition of measurement criteria of ASC 740,  Income Taxes, (“ASC 740”) for the current period. Also, we account for interest and, if applicable, penalties for any uncertain tax positions as a component of income tax expense. No interest or penalties expense was recorded during the years ended March 31, 2019, 2018 and 2017.

Deferred Taxes Deferred tax assets and liabilities are recorded for losses or income at our taxable subsidiaries using statutory tax rates. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. ASC 740 requires the effects of changes in tax rates and laws on deferred tax balances to be recognized in the period in which the legislation was enacted. See Note 6 for further discussion.

Stock-Based Compensation We account for our stock-based compensation using the fair value method, as prescribed by ASC Topic 718, Compensation – Stock Compensation.  Accordingly, we recognize stock-based compensation cost on a straight-line basis for all share-based payments awards granted to employees.  The fair value of stock options are determined on the date of grant using the Black-Scholes pricing model and are expensed over the requisite service period of the related stock options. For restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant. For restricted stock awards, we amortize this fair value to share-based compensation expense over the vesting term. We recognize forfeitures as they occur. We issue new shares upon the exercise of stock options. The unvested shares of restricted stock awarded pursuant to CSWC’s equity compensation plans are participating securities and are included in the basic and diluted earnings per share calculation. On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees (the “Original Order”). On August 22, 2017, we received an exemptive order that supersedes the Original Order (the “Exemptive Order”) and, in addition to the relief granted under the Original Order, allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the

2010 Restricted Stock Award Plan (the “2010 Plan”) and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan (the “2009 Plan”).

At the years ended March 31, 2019, 2018 and 2017, weighted-average basic shares were adjusted for the diluted effect of stock-based awards of 7,115, 64,899 and 52,452, respectively. For individual cash incentive awards, the option value of the individual cash incentive awards is calculated based on the changes in net asset value ("NAV") of our Company. In connection with the Share Distribution, we entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with CSWI. Under the Employee Matters Agreement, the value of individual cash incentive awards was determined based upon the NAV of CSWC as of June 30, 2015. See Note 9 for further discussion.

Shareholder Distributions Distributions to common shareholders are recorded on the ex-dividend date.  The amount of distributions, if any, is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

Presentation Presentation of certain amounts on the Consolidated Financial Statements for the prior year comparative financial statements is updated to conform to the current period presentation.

Recently Issued or Adopted Accounting Standards In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. In July 2018, the FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases, which affects narrow aspects of the guidance issued in the amendments in ASU 2016-02. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. Based on our assessment of the new standard, the single change relates to the recognition of a new right-of-use asset and lease liability on our consolidated balance sheet for our office space operating lease. We currently have one operating lease for office space and do not expect a significant change in our leasing activity between now and adoption. As such, the adoption will not have a material impact on the Company's consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under SAC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The new guidance is effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. The Company adopted ASU 2014-09 effective April 1, 2018 and determined that its material financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company's management has determined that there were no material changes to the recognition timing and classification of revenues and expenses; additionally, the adoption of ASU 2014-09 did not have a significant impact on pretax income or on the consolidated financial statement disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the Consolidated Statements of Cash Flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. The Company adopted ASU 2016-15 effective April 1, 2018 and the adoption did not have a material impact on the Company's consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC 820. The key provisions include new, eliminated and modified disclosure requirements. The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early application is permitted. CSWC is currently evaluating the impact the adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

In August 2018, the SEC issued the Final Rule Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The final rule was effective on November 5, 2018. The Company adopted these disclosure updates in the quarter ended December 31, 2018. The disclosure updates impacted the presentation of the consolidated financial statements by requiring the presentation of the total, rather than the components of the distributable earnings on the Consolidated Balance Sheet. Additionally, the Company updated the Consolidated Statement of Changes in Net Assets for the new interim reporting requirement to disclose the current and comparative year-to-date periods, including subtotals for each interim periods. Management does not consider the impact of these disclosure updates to be material to the consolidated financial statements.

In March 2019, the SEC issued Final Rule Release No. 33-10618, FAST Act Modernization and Simplification of Regulation S-K, which amends certain SEC disclosure requirements. The amendments are intended to simplify certain disclosure requirements, improve readability and navigability of disclosure documents, and discourage repetition and disclosure of immaterial information. The amendments are effective for all filings submitted on or after May 2, 2019. The Company adopted the requisite amendments effective May 2, 2019. As it pertains to the Company for this Annual Report on Form 10-K, there were no significant changes to the Company’s consolidated financial position or disclosures. The Company is still evaluating the impact this amendment will have on its other future periodic filings and registration statements.

3.     INVESTMENTS

The following tables show the composition of the investment portfolio, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2019 and 2018:

		Percentage of			Percentage of
	Fair	Total Portfolio	Percentage of		Total Portfolio
	Value	at Fair Value	Net Assets	Cost	at Cost
	(dollars in thousands)
March 31, 2019:
First lien loans[1]	$317,544	60.6%	97.4%	$319,278	66.8%
Second lien loans[2]	35,896	6.8	11.0	36,057	7.5
Subordinated debt	14,287	2.7	4.4	14,458	3.0
Preferred equity	17,936	3.4	5.5	7,894	1.7
Common equity & warrants	72,665	14.0	22.3	32,368	6.8
I-45 SLF LLC[3]	65,743	12.5	20.1	68,000	14.2
	$524,071	100.0%	160.7%	$478,055	100.0%
March 31, 2018:
First lien loans[1]	$197,110	50.1%	63.9%	$194,820	58.1%
Second lien loans[2]	23,229	5.9	7.5	23,092	6.9
Subordinated debt	18,783	4.8	6.1	18,885	5.6
Preferred equity	36,545	9.3	11.9	16,666	5.0
Common equity & warrants	50,315	12.8	16.3	17,134	5.1
I-45 SLF LLC[3]	67,113	17.1	21.8	64,800	19.3
	$393,095	100.0%	127.5%	$335,397	100.0%

[1]
Included in first lien loans are loans structured as first lien last out loans. These loans may in certain cases be subordinated in payment priority to other senior secured lenders. As of March 31, 2019 and 2018, the fair value of the first lien last out loans are $38.6 million and $26.9 million, respectively.

[2]
Included in second lien loans are loans structured as split lien term loans. These loans provide the Company with a first lien priority on certain assets of the obligor and a second lien priority on different assets of the obligor. As of March 31, 2019, the fair value of the split lien term loans are $18.3 million. As of March 31, 2018, there were no investments in split lien term loans.

[3]
I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 17 for further discussion.

The following tables show the composition of the investment portfolio by industry, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2019 and 2018:

		Percentage of			Percentage of
		Total Portfolio	Percentage of		Total Portfolio
	Fair Value	at Fair Value	Net Assets	Cost	at Cost
	(dollars in thousands)
March 31, 2019:
I-45 SLF LLC[1]	$65,743	12.5%	20.2%	$68,000	14.2%
Healthcare Services	62,719	12.0	19.2	62,701	13.1
Media, Marketing, & Entertainment	59,410	11.3	18.2	54,079	11.3
Industrial Products	52,760	10.1	16.2	5,415	1.1
Business Services	52,405	10.0	16.1	51,688	10.8
Environmental Services	32,941	6.3	10.1	33,873	7.1
Healthcare Products	29,964	5.7	9.2	29,826	6.2
Food, Agriculture & Beverage	28,352	5.4	8.7	30,991	6.5
Distribution	25,680	4.9	7.9	25,558	5.4
Consumer Products and Retail	23,618	4.5	7.2	23,762	5.0
Consumer Services	22,630	4.3	6.9	22,274	4.7
Transportation & Logistics	17,869	3.4	5.5	17,074	3.6
Energy Services (Midstream)	9,783	1.9	3.0	9,747	2.0
Financial Services	9,707	1.8	3.0	9,596	2.0
Commodities & Mining	8,511	1.6	2.6	8,383	1.8
Restaurants	7,912	1.5	2.4	7,978	1.7
Software & IT Services	6,128	1.2	1.9	6,277	1.3
Telecommunications	5,056	1.0	1.5	7,876	1.6
Paper & Forest Products	2,883	0.6	0.9	2,957	0.6
	$524,071	100.0%	160.7%	$478,055	100.0%

		Percentage of			Percentage of
		Total Portfolio	Percentage of		Total Portfolio
	Fair Value	at Fair Value	Net Assets	Cost	at Cost
	(dollars in thousands)
March 31, 2018:
I-45 SLF LLC[1]	$67,113	17.1%	21.8%	$64,800	19.3%
Media, Marketing, & Entertainment	46,697	11.9	15.1	43,700	13.0
Industrial Products	43,122	11.0	14.0	5,415	1.6
Business Services	34,846	8.9	11.3	34,268	10.2
Energy Services (Upstream)	27,919	7.1	9.1	14,130	4.2
Distribution	26,713	6.8	8.7	27,002	8.1
Consumer Products and Retail	24,570	6.2	7.9	25,086	7.5
Environmental Services	21,160	5.4	6.9	21,410	6.4
Healthcare Services	16,751	4.3	5.4	16,448	4.9
Financial Services	12,701	3.2	4.1	12,216	3.6
Healthcare Products	12,353	3.1	4.0	12,162	3.6
Transportation & Logistics	12,284	3.1	4.0	12,275	3.7
Industrial Services	10,012	2.5	3.2	9,721	2.9
Food, Agriculture & Beverage	9,438	2.4	3.1	9,507	2.8
Telecommunications	8,295	2.1	2.7	8,180	2.4
Software & IT Services	6,285	1.6	2.0	6,273	1.9
Consumer Services	5,000	1.3	1.6	4,968	1.5
Restaurants	4,836	1.2	1.6	4,886	1.5
Paper & Forest Products	3,000	0.8	1.0	2,950	0.9
	$393,095	100.0%	127.5%	$335,397	100.0%

[1]
I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 17 for further discussion.

The following tables summarize the composition of the investment portfolio by geographic region of the United States, at cost and fair value (with corresponding percentage of total portfolio investments), as of March 31, 2019 and 2018:

		Percentage of			Percentage of
		Total Portfolio	Percentage of		Total Portfolio
	Fair Value	at Fair Value	Net Assets	Cost	at Cost
	(dollars in thousands)
March 31, 2019:
Southwest	$139,306	26.6%	42.7%	$89,399	18.7%
Northeast	125,657	24.0	38.5	122,404	25.6
Southeast	119,280	22.8	36.6	120,889	25.3
I-45 SLF LLC[1]	65,743	12.5	20.2	68,000	14.2
West	38,455	7.3	11.8	41,647	8.7
Midwest	35,630	6.8	10.9	35,716	7.5
	$524,071	100.0%	160.7%	$478,055	100.0%
March 31, 2018:
Southwest	$131,753	33.5%	42.7%	$79,713	23.8%
Southeast	84,969	21.6	27.6	84,290	25.1
Northeast	72,205	18.4	23.4	69,739	20.8
I-45 SLF LLC[1]	67,113	17.1	21.8	64,800	19.3
West	23,554	6.0	7.6	23,425	7.0
Midwest	13,501	3.4	4.4	13,430	4.0
	$393,095	100.0%	127.5%	$335,397	100.0%

[1]
I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. This entity primarily invests in syndicated senior secured loans to the UMM. The portfolio companies held by I-45 SLF LLC represent a diverse set of industry classifications, which are similar to those in which CSWC invests directly. See Note 17 for further discussion.

4.     FAIR VALUE MEASUREMENTS

Investment Valuation Process

The valuation process is led by the finance department in conjunction with the investment team.  The process includes a monthly review of each investment by our executive officers and investment teams.  Valuations of each portfolio security are prepared quarterly by the finance department using updated financial and other operational information collected by the investment teams.  Each investment valuation is then subject to review by the executive officers and investment teams.  In conjunction with the internal valuation process, we have also engaged multiple independent consulting firms specializing in financial due diligence, valuation, and business advisory services to provide third-party valuation reviews of certain investments. The third-party valuation firms provide a range of values for selected investments, which is presented to CSWC’s executive officers and Board of Directors.

CSWC also uses a standard internal investment rating system in connection with its investment oversight, portfolio management, and investment valuation procedures for its debt portfolio.  This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

There is no single standard for determining fair value in good faith, as fair value depends upon the specific circumstances of each individual investment.  While management believes our valuation methodologies are appropriate and consistent with market participants, the recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed.  In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.  The Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of CSWC’s investments in accordance with the 1940 Act.

Fair Value Hierarchy

CSWC has established and documented processes for determining the fair values of portfolio company investments on a recurring basis in accordance with the 1940 Act and ASC 820.  As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). CSWC conducts reviews of fair value hierarchy classifications on a quarterly basis.  We also use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement.

The three levels of valuation inputs established by ASC 820 are as follows:

•	Level 1: Investments whose values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•
Level 2: Investments whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3: Investments whose values are based on unobservable inputs that are significant to the overall fair value measurement.

As of March 31, 2019 and 2018, 100% of the CSWC investment portfolio consisted of privately held debt and equity instruments for which inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, CSWC determines the fair value of its investments (excluding investments for which fair value is measured at NAV) in good faith using Level 3 inputs, pursuant to a valuation policy and process that is established by the management of CSWC with assistance from multiple third-party valuation advisors, which is subsequently approved by our Board of Directors.

Investment Valuation Inputs

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date excluding transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset.  The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset or liability under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date.

The Level 3 inputs to CSWC’s valuation process reflect our best estimate of the assumptions that would be used by market participants in pricing the investment in a transaction in the principal or most advantageous market for the asset.

The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Indicative dealer quotations from brokers, banks, and other market participants;

•	Market yields on other securities of similar risk;

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

CSWC uses several different valuation approaches depending on the security type including the Market Approach, the Income Approach, the Enterprise Value Waterfall Approach, and the NAV Valuation Method.

Market Approach

Market Approach is a qualitative and quantitative analysis of the aforementioned unobservable inputs. It is a combination of the Enterprise Value Waterfall Approach and Income Approach as described in detail below. For investments recently originated (within a quarterly reporting period) or where the value has not departed significantly from its cost, we generally rely on our cost basis or recent transaction price to determine the fair value, unless a material event has occurred since origination.

Income Approach

In valuing debt securities, CSWC typically uses an Income Approach model, which considers some or all of the factors listed above. Under the Income Approach, CSWC develops an expectation of the yield that a hypothetical market participant would require when purchasing each debt investment (the “Required Market Yield”).  The Required Market Yield is calculated in a two-step process. First, using quarterly market data we estimate the current market yield of similar debt securities. Next, based on the factors described above, we modify the current market yield for each security to produce a unique Required Market Yield for each of our investments.  The resulting Required Market Yield is the significant Level 3 input to the Income Approach model. If, with respect to an investment, the unobservable inputs have not fluctuated significantly from the date the investment was made or have not fluctuated significantly from CSWC’s expectations on the date the investment was made, and there have been no significant fluctuations in the market pricing for such investments, we may conclude that the Required Market Yield for that investment is equal to the stated rate on the investment. In instances where CSWC determines that the Required Market Yield is different from the stated rate on the investment, we discount the contractual cash flows on the debt instrument using the Required Market Yield in order to estimate the fair value of the debt security.

In addition, under the Income Approach, CSWC also determines the appropriateness of the use of third-party broker quotes, if any, as a significant Level 3 input in determining fair value. In determining the appropriateness of the use of third-party broker quotes, CSWC evaluates the level of actual transactions used by the broker to develop the quote, whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes, the source of the broker quotes, and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. To the extent sufficient observable inputs are available to determine fair value, CSWC may use third-party broker quotes or other independent pricing to determine the fair value of certain debt investments.

Fair value measurements using the Income Approach model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in the Required Market Yield for a particular debt security may result in a lower (higher) fair value for that security. A significant increase (decrease) in a third-party broker quote for a particular debt security may result in a higher (lower) value for that security.

Enterprise Value Waterfall Approach

In valuing equity securities (including warrants), CSWC estimates fair value using an Enterprise Value Waterfall valuation model. CSWC estimates the enterprise value of a portfolio company and then allocates the enterprise value to the portfolio company’s securities in order of their relative liquidation preference. In addition, CSWC assumes that any outstanding debt or other securities that are senior to CSWC’s equity securities are required to be repaid at par. Additionally, we may estimate the fair value of non-performing debt securities using the Enterprise Value Waterfall approach as needed.

To estimate the enterprise value of the portfolio company, CSWC uses a weighted valuation model based on public comparable companies, observable transactions and discounted cash flow analyses.  A main input into the valuation model is a measure of the portfolio company’s financial performance, which generally is either earnings before interest, taxes, depreciation and amortization, as adjusted (“Adjusted EBITDA”) or revenues. In addition, we consider other factors, including but not limited to (1) offers from third parties to purchase the portfolio company, and (2) the implied value of recent investments in the equity securities of the portfolio company. For certain non-performing assets, we may utilize the liquidation or collateral value of the portfolio company’s assets in our estimation of its enterprise value.

The significant Level 3 inputs to the Enterprise Value Waterfall model are (1) an appropriate multiple derived from the comparable public companies and transactions, (2) discount rate assumptions used in the discounted cash flow model and (3) a measure of the portfolio company’s financial performance, which generally is either Adjusted EBITDA or revenues. Inputs can be based on historical operating results, projections of future operating results or a combination thereof. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for certain non-recurring items. CSWC also may consult with the portfolio company’s senior management to obtain updates on the portfolio company’s performance, including information such as industry trends, new product development, loss of customers and other operational issues. Fair value measurements using the Enterprise Value Waterfall model can be sensitive to significant changes in one or more of the inputs. A significant increase (decrease) in either the multiple, Adjusted EBITDA or revenues for a particular equity security would result in a higher (lower) fair value for that security.

NAV Valuation Method

Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, CSWC measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date.  However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, expected future cash flows available to equity holders, or other uncertainties surrounding CSWC’s ability to realize the full NAV of its interests in the investment fund.

The following fair value hierarchy tables set forth our investment portfolio by level as of March 31, 2019 and 2018 (in thousands):

		Fair Value Measurements
		at March 31, 2019 Using
		Quoted Prices in	Significant
		Active Markets	Other	Significant
		for Identical	Observable	Unobservable
		Assets	Inputs	Inputs
Asset Category	Total	(Level 1)	(Level 2)	(Level 3)
First lien loans	$317,544	—	—	$317,544
Second lien loans	35,896	—	—	35,896
Subordinated debt	14,287	—	—	14,287
Preferred equity	17,936	—	—	17,936
Common equity & warrants	72,665	—	—	72,665
Investments measured at net asset value[1]	65,743	—	—	—
Total Investments	$524,071	—	—	$458,328

		Fair Value Measurements
		at March 31, 2018 Using
		Quoted Prices in	Significant
		Active Markets	Other	Significant
		for Identical	Observable	Unobservable
		Assets	Inputs	Inputs
Asset Category2	Total	(Level 1)	(Level 2)	(Level 3)
First lien loans	$197,110	—	—	$197,110
Second lien loans	23,229	—	—	23,229
Subordinated debt	18,783	—	—	18,783
Preferred equity	36,545	—	—	36,545
Common equity & warrants	50,315	—	—	50,315
Investments measured at net asset value[1]	67,113	—	—	—
Total Investments	$393,095	—	—	$325,982

[1]
Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in Consolidated Statements of Assets and Liabilities. For the investment valued at net asset value per share at March 31, 2019 and 2018, the redemption restrictions dictate that we cannot withdraw our membership interest without unanimous approval. We are permitted to sell or transfer our membership interest and must deliver written notice of such transfer to the other member no later than 60 business days prior to the sale or transfer.

The table below presents the Valuation Techniques and Significant Level 3 Inputs (ranges and weighted averages) used in the valuation of CSWC’s debt and equity securities at March 31, 2019 and 2018.  The table is not intended to be all inclusive, but instead captures the significant unobservable inputs relevant to our determination of fair value.

		Fair Value at	Significant
	Valuation	March 31, 2019	Unobservable		Weighted
Type	Technique	(in thousands)	Inputs	Range	Average
First lien loans	Income Approach	$248,404	Discount Rate	9.6% - 20.5%	12.1%
			Third Party Broker Quote	65.6 - 97.5	90.1
	Market Approach	69,140	Cost	97.0 - 99.0	97.7
			Exit Value	100.0 - 102.0	101.4
Second lien loans	Income Approach	35,896	Discount Rate	11.5% - 41.9%	13.9%
			Third Party Broker Quote	55.0	55.0

Subordinated debt	Income Approach	14,287	Discount Rate	12.6% - 15.0%	13.4%
Preferred equity	Enterprise Value Waterfall Approach	17,936	EBITDA Multiple	7.7x - 10.2x	9.5x
			Discount Rate	15.5% - 19.3%	17.8%
Common equity & warrants	Enterprise Value Waterfall Approach	71,665	EBITDA Multiple	4.6x - 10.7x	8.8x
			Discount Rate	13.9% - 21.0%	18.4%
	Market Approach	1,000	Cost	100.0	100.0
Total Level 3 Investments		$458,328

		Fair Value at	Significant
	Valuation	March 31, 2018	Unobservable		Weighted
Type	Technique	(in thousands)	Inputs	Range	Average
First lien loans	Income Approach	$181,595	Discount Rate	9.5% - 17.0%	12.8%
			Third Party Broker Quote	98.2 - 101.8	100.3
	Market Approach	15,515	Cost	98.0 - 98.1	98.0
Second lien loans	Income Approach	18,229	Discount Rate	11.6% - 11.6%	11.6%
			Third Party Broker Quote	93.5 - 100.0	96.0
	Market Approach	5,000	Cost	100.0	100.0
Subordinated debt	Income Approach	18,783	Discount Rate	12.4% - 13.8%	12.9%
Preferred equity	Enterprise Value Waterfall Approach	36,545	EBITDA Multiple	5.1x - 9.3x	6.9x
			Discount Rate	15.0% - 32.1%	20.2%
Common equity & warrants	Enterprise Value Waterfall Approach	47,123	EBITDA Multiple	6.0x - 8.4x	8.1x
			Discount Rate	15.7% - 21.6%	20.6%
	Market Approach	3,192	Cost	100.0	100.0
Total Level 3 Investments		$325,982

Changes in Fair Value Levels

We monitor the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model based valuation techniques may require the transfer of financial instruments from one fair value to another. We recognize transfer of financial instruments between levels at the end of each quarterly reporting period. During the years ended March 31, 2019 and 2018, we had no transfers between levels.

The following table provides a summary of changes in the fair value of investments measured using Level 3 inputs during the years ended March 31, 2019 and 2018 (in thousands):

	Fair Value 3/31/2018	Realized & Unrealized Gains (Losses)	Purchases of Investments[1]	Repayments	PIK Interest Capitalized	Divestitures	Conversion of Security from Debt to Equity	Fair Value 3/31/2019	YTD Unrealized Appreciation (Depreciation) on Investments held at period end
First lien loans	$197,110	$(3,640)	$186,601	$(33,226)	$43	$(28,805)	(539)	$317,544	$(3,675)
Second lien loans	23,229	(226)	21,274	(8,562)	181	—	—	35,896	(228)
Subordinated debt	18,783	(2)	60	(4,600)	46	—	—	14,287	12
Preferred equity	38,541	10,997	2,657	—	231	(34,490)	—	17,936	4,456
Common equity & warrants	48,319	6,611	17,196	—	—	—	539	72,665	6,612
Total Investments	$325,982	$13,740	$227,788	$(46,388)	$501	$(63,295)	—	$458,328	$7,177

	Fair Value 3/31/2017	Realized & Unrealized Gains (Losses)	Purchases of Investments[1]	Repayments	PIK Interest Capitalized	Divestitures	Conversion of Security from Debt to Equity	Fair Value 3/31/2018	YTD Unrealized Appreciation (Depreciation) on Investments held at period end
First lien loans	$107,817	$2,086	$128,894	$(41,687)	$—	$—	$—	$197,110	$1,716
Second lien loans	47,176	367	9,865	(34,179)	—	—	—	23,229	(33)
Subordinated debt	12,453	(39)	14,458	(8,100)	11	—	—	18,783	(154)
Preferred equity	19,343	16,319	588	—	295	—	—	36,545	16,318
Common equity & warrants	36,696	4,401	9,233	—	—	(15)	—	50,315	4,386
Total Investments	$223,485	$23,134	$163,038	$(83,966)	$306	$(15)	$—	$325,982	$22,233

[1]	Includes purchases of new investments, as well as discount accretion on existing investments.

5.     BORROWINGS

In accordance with the 1940 Act, with certain limitations, the Company is only allowed to borrow amounts such that its asset coverage (i.e., the ratio of assets less liabilities not represented by senior securities to senior securities such as borrowings), calculated pursuant to the 1940 Act, is at least 200% (or, pursuant to the 1940 Act, 150% if certain requirements are met as described in the Business Section under “Regulation as a Business Development Company-Senior Securities”) after such borrowing. On April 25, 2018, the Board of Directors unanimously approved the application of the recently modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company was decreased from 200% to 150%, which became effective April 25, 2019. Additionally, the Board of Directors also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account any such issuance, would not be less than 166%, at any time after the effective date. As of March 31, 2019, the Company’s asset coverage was 249%.

The Company had the following borrowings outstanding as of March 31, 2019 and 2018 (amounts in thousands):

	March 31, 2019	March 31, 2018
Credit Facility	$141,000	$40,000

December 2022 Notes	77,136	57,500
Less: Unamortized debt issuance costs and debt discount	(2,037)	(2,195)
Total Notes	75,099	55,305

Total Borrowings	$216,099	$95,305

Credit Facility

In August 2016, CSWC entered into a senior secured credit facility (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Facility”) to provide additional liquidity to support its investment and operational activities, which included total commitments of $100 million. The Credit Facility contained an accordion feature that allowed CSWC to increase the total commitments under the Credit Facility up to $150 million from new and existing lenders on the same terms and conditions as the existing commitments. In August 2017, we increased our total commitments by $15 million through adding an additional lender using the accordion feature.

On November 16, 2017, CSWC entered into Amendment No. 1 (the “Amendment”) to its Credit Facility. Prior to the Amendment, borrowings under the Credit Facility accrued interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 3.25% with no LIBOR floor. CSWC paid unused commitment fees of 0.50% to 1.50% per annum, based on utilization, on the unused lender commitments under the Credit Facility. The Amendment (1) increased the total borrowing capacity under the Credit Facility to $180 million, with commitments from a diversified group of eight lenders, (2) increased the Credit Facility’s accordion feature that allows for an increase in total commitments of up to $250 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from LIBOR plus 3.25% down to LIBOR plus 3.00%, with a further step-down to LIBOR plus 2.75% at the time the Company’s net worth exceeds $325 million, (4) reduced unused commitment fees from a utilization-based grid of 0.50% to 1.5% down to a range of 0.50% to 1.0% per annum, and (5) extended the Credit Facility’s revolving period that ended on August 30, 2019 through November 16, 2020. Additionally, the final maturity of the Credit Facility was extended from August 30, 2020 to November 16, 2021. On April 16, 2018 and May 11, 2018, CSWC entered into Incremental Assumption Agreements, which increased the total commitments under the Credit Facility by $20 million and $10 million, respectively. The increases were executed in accordance with the accordion feature of the Credit Facility, increasing total commitments from $180 million to $210 million.

On December 21, 2018, CSWC entered into the Amended and Restated Senior Secured Revolving Credit Agreement (the "Credit Agreement"), and a related Amended and Restated Guarantee, Pledge and Security Agreement, to amend and restate its Credit Facility. The Credit Agreement (1) increased the total commitments by $60 million from $210 million to an aggregate total of $270 million, provided by a diversified group of nine lenders, (2) increased the Credit Facility's accordion feature to $350 million under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments, (3) reduced the interest rate on borrowings from LIBOR plus 3.00% to LIBOR plus 2.50%, subject to certain conditions as outlined in the Credit Agreement, (4) reduced the minimum asset coverage with respect to senior securities representing indebtedness from 200% to 150% after the date on which such minimum asset coverage is permitted to be reduced by the Company under applicable law, subject to certain conditions as outlined in the Credit Agreement, and (5) extended the Credit Facility's revolving period from November 16, 2020 to December 21, 2022 and the final maturity from November 16, 2021 to December 21, 2023.

The Credit Agreement modified certain covenants in the Credit Facility, including: (1) to provide for a minimum senior coverage ratio of 2-to-1 (in addition to the asset coverage ratio noted below), (2) to increase the minimum obligors’ net worth test from $160 million to $180 million, (3) to reduce the minimum consolidated interest coverage ratio from 2.50-to-1 to 2.25-to-1 as of the last day of any fiscal quarter, and (4) to provide for the fact that the Company will not declare or pay a dividend or distribution in cash or other property unless immediately prior to and after giving effect thereto the Company's asset coverage ratio exceeds 150% (and certain other conditions are satisfied). The Credit Facility also contains certain affirmative and negative covenants, including but not limited to: (1) certain reporting requirements, (2) maintaining RIC and BDC status, (3) maintaining a minimum shareholders’ equity, (4) maintaining a minimum consolidated net worth, and (5) at any time the outstanding advances exceed 90% of the borrowing base, maintaining a minimum liquidity of not less than 10% of the covered debt amount.

The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, bankruptcy, and change of control, with customary cure and notice provisions. If the Company defaults on its obligations under the Credit Facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. There are no changes to the covenants or the events of default in the Credit Facility as a result of the Credit Agreement.

The Credit Facility is secured by (1) substantially all of the present and future property and assets of the Company and the guarantors and (2) 100% of the equity interests in the Company’s wholly-owned subsidiaries. As of March 31, 2019, substantially all of the Company’s assets were pledged as collateral for the Credit Facility.

At March 31, 2019, CSWC had $141.0 million in borrowings outstanding under the Credit Facility. CSWC recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs of $7.3 million and $3.7 million, respectively, for the years ended March 31, 2019 and 2018. The weighted average interest rate on the Credit Facility was 5.41% and 4.66%, respectively, for the years ended March 31, 2019 and 2018. Average borrowings for the years ended March 31, 2019 and 2018 were $99.8 million and $42.2 million, respectively. As of March 31, 2019 and 2018, CSWC was in compliance with all financial covenants under the Credit Facility.

December 2022 Notes

In December 2017, the Company issued $57.5 million in aggregate principal amount, including the underwriters’ full exercise of their option to purchase additional principal amounts to cover over-allotments, of 5.95% Notes due 2022 (the “December 2022 Notes”). The December 2022 Notes mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after December 15, 2019. The December 2022 Notes bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2018. The December 2022 Notes are an unsecured obligation, rank pari passu with our other outstanding and future unsecured unsubordinated indebtedness and are effectively subordinated to all of our existing and future secured indebtedness, including borrowings under our Credit Facility.

On June 11, 2018, the Company entered into an "At-The-Market" ("ATM") debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $50 million in aggregate principal amount of December 2022 Notes through B. Riley FBR, Inc., acting as its sales agent (the “2022 Notes Agent”). Sales of the December 2022 Notes may be made in negotiated transactions or transactions that are deemed to be "at the market offerings" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on The Nasdaq Global Select Market, or similar securities exchanges or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

The 2022 Notes Agent receives a commission from the Company equal to up to 2% of the gross sales of any December 2022 Notes sold through the 2022 Notes Agent under the debt distribution agreement. The 2022 Notes Agent is not required to sell any specific principal amount of December 2022 Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the December 2022 Notes. The December 2022 Notes trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the December 2022 Notes that is not reflected in the trading price.

During the year ended March 31, 2019, the Company sold 785,447 December 2022 Notes for an aggregate principal amount of approximately $19.6 million at a weighted average effective yield of 5.86%. At this time, the Company does not intend to issue additional December 2022 Notes under this ATM debt distribution agreement.

All issuances of December 2022 Notes rank equally in right of payment and form a single series of notes.

As of March 31, 2019, the carrying amount of the December 2022 Notes was $75.1 million. As of March 31, 2019, the fair value of the December 2022 Notes was $78.7 million. The fair value is based on the closing price of the security of The Nasdaq Global Select Market, which is a Level 1 input under ASC 820. The Company recognized interest expense related to the December 2022 Notes, including amortization of deferred issuance costs, of $4.8 million and $1.2 million for the years ended March 31, 2019 and 2018, respectively. Average borrowings for the years ended March 31, 2019 and 2018 were $70.1 million and $16.9 million, respectively.

The indenture governing the December 2022 Notes contains certain covenants including but not limited to (i) a requirement that the Company comply with the asset coverage requirement of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act or any successor provisions thereto, after giving effect to any exemptive relief granted to the Company by the SEC, (ii) a requirement, subject to a limited exception, that the Company will not declare any cash dividend, or declare any other cash distribution, upon a class of its capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has the minimum asset coverage required pursuant to Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act or any successor provision thereto after deducting the amount of such dividend, distribution or purchase price, as the case may be, giving effect to any exemptive relief granted to the Company by the SEC and (iii) a requirement to provide financial information to the holders of the December 2022 Notes and the trustee under the indenture if the Company should no longer be subject to the reporting requirements under the Exchange Act. The indenture and supplement relating to the December 2022 Notes also provides for customary events of default. As of March 31, 2019, the Company was in compliance with all covenants of the December 2022 Notes.

Contractual Payment Obligations

A summary of the Company's contractual payment obligations for the repayment of outstanding indebtedness at March 31, 2019 is as follows:

	Years Ending March 31,
	2020	2021	2022	2023	2024	Thereafter	Total
Credit Facility	$—	$—	$—	$—	$141,000	$—	$141,000
December 2022 Notes	—	—	—	77,136	—	—	77,136
Total	$—	$—	$—	$77,136	$141,000	$—	$218,136

6.     INCOME TAXES

We have elected to be treated as a RIC under Subchapter M of the Code and have a tax year end of December 31.  In order to qualify as a RIC, we must annually distribute at least 90% of our investment company taxable income, as defined by the Code, to our shareholders in a timely manner.  Investment company income generally includes net short-term capital gains but excludes net long-term capital gains.  A RIC is not subject to federal income tax on the portion of its ordinary income and long-term capital gains that is distributed to its shareholders, including “deemed distributions” as discussed below.  As part of maintaining RIC status, undistributed taxable income, which is subject to a 4% non-deductible U.S. federal excise tax, pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (1) the filing of the U.S federal income tax return for the applicable fiscal year or (2) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

For the tax years ended December 31, 2018, 2017 and 2016, CSWC qualified for RIC tax treatment.  We intend to meet the applicable qualifications to be taxed as a RIC in future periods. However, CSWC’s ability to meet certain portfolio diversification requirements of RICs in future years may not be controllable by CSWC.

We have distributed or intend to distribute sufficient dividends to eliminate taxable income for our completed tax years.  If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any tax year, we would be subject to tax in that year on all of our taxable income, regardless of whether we made any distributions to our shareholders. During the quarter ended March 31, 2019, CSWC declared regular dividends in the amount of $8.4 million, or $0.48 per share ($0.38 per share in regular dividends and $0.10 in supplemental dividends). During the tax year ended December 31, 2018, we declared total dividends of $34.2 million or $2.07 per share ($1.27 per share in regular dividends and $0.80 per share in supplemental dividends). We declared quarterly dividends of $0.28 per share in March 2018, $0.89 per share ($0.29 per share in regular dividends and $0.60 per share in supplemental dividends) in June 2018, $0.44 per share ($0.34 per share in regular dividends and $0.10 per share in supplemental dividends) in September 2018, and $0.46 per share ($0.36 per share in regular dividends and $0.10 per share in supplemental dividends) in December 2018. For the tax year ended December 31, 2017, we declared total dividends of $18.3 million or $1.16 per share. We declared quarterly dividends of $0.45 per share ($0.19 in regular dividends and $0.26 in supplemental dividends) in March 2017, $0.21 per share in June 2017, $0.24 per share in September 2017, and $0.26 per share in December 2017. For the tax year ended December 31, 2016, we declared total dividends of $6.0 million, or $0.38 per share. We declared quarterly dividends of $0.04 per share in March 2016, $0.06 per share in June 2016, $0.11 per share in September 2016, and $0.17 per share in December 2016.

Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are typically reclassified among the CSWC’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP; accordingly for the fiscal years ended March 31, 2019 and 2018, CSWC reclassified for book purposes amounts arising from permanent book/tax differences related to the tax treatment of return of capital and/or deemed distributions, tax treatment of investments upon disposition, and non-deductible expenses, as follows (amounts in thousands):

	Year ended	Year ended
	March 31, 2019	March 31, 2018
Additional capital	$(1,798)	$(552)
Total distributable earnings	$1,798	$552

The determination of the tax attributes of CSWC’s distributions is made after tax year end, based upon its taxable income for the full tax year and distributions paid for the full tax year. Therefore, the determination of tax attributes made on an interim basis for fiscal year end may not be representative of the actual tax attributes determined at tax year end.

For tax purposes, the 2018 dividends totaled $2.07 per share and were comprised of (1) ordinary income totaling approximately $0.739 per share, (2) long term capital gains totaling approximately $1.332 per share, and (3) qualified dividend income totaling approximately $0.121 per share. In addition, 57.99% of each of the ordinary distributions represent interest-related dividends and 37.08% of each of the ordinary distributions represents short-term capital gains dividends. 98.24% of total distributions represent the portion of CSWC’s dividends received by non-U.S. residents and foreign corporation shareholders that are generally exempt from U.S. withholding tax. Of the qualified dividends of $1.9 million, 16.4% are eligible for the dividends received deduction. For tax purposes, the 2017 dividends totaled $1.16 per share and were comprised of (1) ordinary income totaling approximately $0.643 per share, (2) long term capital gains totaling approximately $0.324 per share, and (3) qualified dividend income totaling approximately $0.193 per share. In addition, 88.35% of each of the ordinary distributions represent interest-related dividends and 10.76% of each of the distributions represents short-term capital gains dividends. 94.54% of total distributions represent the portion of CSWC’s dividends received by non-U.S. residents and foreign corporation shareholders that are generally exempt from U.S. withholding tax. Of the qualified dividends of $3.5 million, 23.13% are eligible for the dividends received deduction.

Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

The tax character of distributions paid for the tax years ended December 31, 2018 and 2017 was as follows (amounts in thousands):

	Twelve Months Ended December 31,
	2018	2017
Ordinary income	$11,723	$13,149
Distributions of long term capital gains	21,625	5,101
Distributions on tax basis[1]	$33,348	$18,250

[1]	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2019, CSWC estimates that it has cumulative undistributed taxable income of approximately $19.9 million, or $1.14 per share, that will be carried forward toward distributions to be paid in future periods. We intend to meet the applicable qualifications to be taxed as a RIC in future periods.

The following reconciles net increase in assets resulting from operations to estimated RIC taxable income for the years ended March 31, 2019, 2018 and 2017:

	Years ended March 31,
	2019	2018	2017
Reconciliation of RIC Taxable Income[1]
Net increase in net assets resulting from operations	$33,058	$39,307	$23,474
Net change in unrealized (appreciation) depreciation on investments	11,506	(21,492)	(7,690)
(Expense/loss) income/gain recognized for tax on pass-through entities	223	(403)	986
Gain (loss) recognized for tax on dispositions	761	643	1,248
Net operating loss - management company and taxable subsidiary	(256)	316	1,323
Non-deductible tax expense	881	228	588
Other book tax differences	98	(62)	223
Estimated taxable income (loss) before deductions for distributions	$46,271	$18,537	$20,152
Distributions[2]:
Ordinary	$15,468	$7,020	$932
Capital gains	21,625	930	4,367
Deemed distributions	—	—	—
Distributions payable[2]	—	4,421	7,072
Estimated annual RIC undistributed taxable income	$9,178	$6,166	$7,781

[1]
The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.

[2]	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2019, 2018 and 2017, the components of estimated RIC accumulated earnings on a tax basis were as follows (amounts in thousands):

	Years ended March 31,
Components of RIC Accumulated Earnings on a Tax Basis[1]	2019	2018	2017
Undistributed ordinary income - tax basis	$19,532	$13,427	$11,890
Undistributed net realized gain	384	2,276	3,085
Unrealized appreciation on investments	45,724	57,264	36,481
Other temporary differences	(917)	(321)	(122)
Distributions payable[2]	—	(4,421)	(7,072)
Components of distributable earnings at year-end	$64,723	$68,225	$44,262

[1]
The calculation of taxable income for each period is an estimate and will not be finally determined until the Company files its tax return each year. Final taxable income may be different than this estimate.

[2]	Includes only those distributions which reduce estimated taxable income.

As of March 31, 2019, including the RIC and the Taxable Subsidiary, the cost of investments for U.S. federal income tax purposes was $477.8 million, with such investments having a gross unrealized appreciation of $56.6 million and gross unrealized depreciation of $11.6 million.

A RIC may elect to retain all or a portion of its long-term capital gains by designating them as a “deemed distribution” to its shareholders and paying a federal tax on the long-term capital gains for the benefit of its shareholders.  Shareholders then report their share of the retained capital gains on their income tax returns as if it had been received and report a tax credit for tax paid on their behalf by the RIC.  Shareholders then add the amount of the “deemed distribution” net of such tax to the basis of their shares. As a result of the Tax Reform, the federal tax rate for deemed distributions is 21% as of January 1, 2018.

For the tax years ended December 31, 2018, 2017 and 2016, we distributed all long-term capital gains and therefore had no deemed distributions to our shareholders or federal taxes incurred related to such items.

CSMC, a wholly-owned subsidiary of CSWC, is not a RIC and is required to pay taxes at the current corporate rate. For tax purposes, CSMC has elected to be treated as a taxable entity, and therefore is not consolidated for tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of CSMC may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements. CSMC records individual cash incentive award and bonus accruals on a quarterly basis. Deferred taxes related to the changes in the restoration plan, individual cash incentive award and bonus accruals are also recorded on a quarterly basis. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. Establishing a valuation allowance of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from CSMC’s operations. As of March 31, 2019, CSMC had a deferred tax asset of approximately $1.8 million. During the year ended March 31, 2019, the deferred tax asset decreased by approximately $0.3 million. As of March 31, 2019, we believe that we will be able to utilize all $1.8 million of our deferred tax assets. We will continue to assess our ability to realize our existing deferred tax assets. As of March 31, 2018, CSMC had a deferred tax asset of $2.1 million.

Based on our assessment of our unrecognized tax benefits, management believes that all benefits will be realized and they do not contain any uncertain tax positions.

The following table sets forth the significant components of the deferred tax assets and liabilities as of March 31, 2019 and 2018 (amounts in thousands):

	Years ended
	2019	2018
Deferred tax asset:
Net operating loss carryforwards	$132	$487
Compensation	1,020	924
Pension liability	596	617
Net unrealized depreciation on investments	27	—
Other	32	22
Total deferred tax asset	1,807	2,050
Deferred tax liabilities:
Net unrealized appreciation on investments	—	(190)
Total deferred tax liabilities	—	(190)
Total net deferred tax assets	$1,807	$1,860

The above referenced Net Operating Loss was generated in 2015 and expires in 2035.

In addition, we have a wholly-owned taxable subsidiary, or the Taxable Subsidiary, which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiary is consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiary. The purpose of the Taxable Subsidiary is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of our gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiary, a proportionate amount of any gross income of a partnership or LLC (or other pass-through entity) portfolio investment would flow through directly to us. To the extent that our income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiary, however, the income from those interests is taxed to the Taxable Subsidiary and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiary is not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, or benefit, and the related tax assets and liabilities, if any, are reflected in our Consolidated Statement of Operations.

The income tax expense, or benefit, and the related tax assets and liabilities generated by CSWC, CSMC and the Taxable Subsidiary, if any, are reflected in CSWC’s consolidated financial statements. For the year ended March 31, 2019, we recognized total net income tax expense of $1.0 million, principally consisting of a $0.9 million accrual for excise tax on our estimated undistributed taxable income, a provision for deferred U.S. federal income taxes relating to CSMC of $0.2 million and a $0.1 million benefit relating to the Taxable Subsidiary. For the year ended March 31, 2018, we recognized a total net income tax provision of $0.2 million, principally consisting of a $0.2 million accrual for excise tax on our estimated undistributed taxable income.

Regarding the Tax Reform, the Company has completed all accounting and there are no items reported as provisional amounts. However, the Tax Reform accounting incorporates assumptions made based on the Company's current interpretation of the Tax Act and may change, possibly materially, as the Company receives additional clarification and implementation guidance. In addition, changes in interpretations, assumptions, and guidance regarding the new tax legislation, as well as the potential for technical corrections to the Tax Reform, could have a material impact to the Company’s effective tax rate in future periods. Finally, given the significant complexity of the Tax Reform, current guidance from the U.S. Treasury about implementing the Tax Act and any related guidance from the SEC or the FASB may change, which may require us to refine the Company's estimates in the future.

Although we believe our tax returns are correct, the final determination of tax examinations could be different from what was reported on the returns. In our opinion, we have made adequate tax provisions for years subject to examination. Generally, we are currently open to audit under the statute of limitations by the Internal Revenue Service as well as state taxing authorities for the years ended December 31, 2015 through 2018.

The following table sets forth the significant components of the income tax expense as of March 31, 2019, 2018 and 2017 (amounts in thousands):

	Years ended March 31,
Components of Income Tax Expense	2019	2018	2017
Statutory federal income tax	$73	$(91)	$(175)
162(m) limitation	476	710	625
Excise tax	880	228	588
Valuation allowance	—	(1,324)	459
Tax related to Taxable Subsidiary	(109)	—	173
Prior year deferred tax true-up	—	(164)	67
Compensation benefits	(280)	(426)	—
Tax Reform	—	1,246	—
Other	8	16	42
Total income tax expense	$1,048	$195	$1,779

7.     SHAREHOLDERS’ EQUITY

For the year ended March 31, 2019, the Company completed an offering of 700,000 shares of the Company's common stock at a net price of $18.90 per share, which was above NAV per share at the time of the offering. The Company issued 100,000 shares of its common stock to certain institutional investors in a direct registered offering and 600,000 shares of its common stock in a "best efforts" underwritten offering. The total net proceeds of the offerings, before expenses, was approximately $13.2 million. There were no sales of the Company’s equity securities for the year ended March 31, 2018.

On March 4, 2019, the Company entered into separate equity distribution agreements with certain sales agents through which it may offer to sell, from time to time, shares of its common stock having an aggregate offering price of up to $50,000,000 (the "Equity ATM Program"). During the year ended March 31, 2019, the Company sold 263,656 shares of its common stock under the Equity ATM Program at a weighted-average price of $21.47 per share, raising $5.7 million of gross proceeds. Net proceeds were $5.5 million after commissions to the sales agents on shares sold.

On October 26, 2010, we received an exemptive order from the SEC permitting us to issue restricted stock to our executive officers and certain key employees, or the Original Order. On August 22, 2017, we received the Exemptive Order that supersedes the Original Order and in addition to the relief granted under the Original Order, allows us to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Restricted Stock Award Plan, or the 2010 Plan, and to pay the exercise price of options to purchase shares of our common stock granted pursuant to the 2009 Stock Incentive Plan, or the 2009 Plan. During the year ended March 31, 2019, the Company repurchased 9,732 shares at an aggregate cost of approximately $0.2 million and a weighted average price per share of $19.18 in connection with the vesting of restricted stock awards. During the year ended March 31, 2018, the Company repurchased 5,080 shares at an aggregate cost of approximately $0.1 million and a weighted average price per share of $16.78 in connection with the vesting of restricted stock awards.

Share Repurchase Program

In January 2016, the Company’s Board of Directors approved a share repurchase program authorizing the Company to repurchase up to $10 million of its outstanding common stock in the open market at certain thresholds below its NAV per share, in accordance with guidelines specified in Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Securities Exchange Act of 1934. On March 1, 2016, the Company entered into a share repurchase agreement, which became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate.

During the year ended March 31, 2019, the Company had repurchased a total of 10,452 shares at an average price of $17.72 per share, including commissions paid, leaving approximately $9.2 million available for additional repurchases under the program. During the year ended March 31, 2018, the Company repurchased a total of 35,911 shares at an average price of $16.37 per share, including commissions paid, leaving approximately $9.4 million available for additional repurchases under the program. The following table summarizes the Company’s share repurchases under the program for the years ended March 31, 2019 and 2018:

	Year Ended March 31,
Repurchases of Common Stock	2019	2018
Number of shares repurchased	10,452	35,911
Cost of shares repurchased, including commissions	$185,217	$587,772
Weighted average price per share	$17.72	$16.37
Net asset value per share at quarter end prior to repurchase	$18.84	$18.44
Weighted average discount to net asset value at quarter end prior to repurchase	5.9%	11.2%

8.     SPIN-OFF COMPENSATION PLAN

On August 28, 2014, CSWC’s Board of Directors adopted a compensation plan (the “Spin-off Compensation Plan”) consisting of grants of nonqualified stock options, restricted stock and cash incentive awards to certain officers of the Company at the time. The Spin-off Compensation Plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the Spin-Off Compensation Plan, Joseph B. Armes, former Chief Executive Officer of the Company, Kelly Tacke, former Chief Financial Officer of the Company, and Bowen S. Diehl, former Chief Investment Officer and current Chief Executive Officer of the company, were collectively as a group eligible to receive an amount equal to six percent of the aggregate appreciation in the Company’s share price from August 28, 2014 (using a base price of $36.16 per share) to the date 90 days after the completion of a transformative transaction (the “Trigger Event Date”). The first plan component consisted of nonqualified options awarded to purchase an aggregate of 259,000 shares of common stock at an exercise price of $36.60 per share. The second plan component consisted of an aggregate of 127,000 shares of restricted stock, which have voting rights but do not have cash dividend rights. See Note 9 for further discussion on the first two components of the Spin-off Compensation Plan. The final plan component consisted of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the total payment amount over the aggregate value as of the Trigger Event Date of the awardee’s restricted common stock and nonqualified options awarded under the Spin-off Compensation Plan.

On September 8, 2015, the Board designated the Share Distribution as a transformative transaction for purposes of the Spin-off Compensation Plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30, 2015, we completed the Share Distribution.

Effective immediately with the Share Distribution, both Joseph B. Armes and Kelly Tacke became employees of CSWI and Bowen Diehl, our President and Chief Executive Officer, continued to be an employee of our Company. The Company entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, we retained the cash incentive awards granted under the Spin-off Compensation Plan, and all liabilities with respect to the cash incentive awards remained liabilities of CSWC.  The equity based awards vesting terms were as follows: (1) 1/3 on December 29, 2015; (2) 1/3 on December 29, 2016; and (3) 1/3 on December 29, 2017, subject to accelerated vesting as described above.

The total value accretion was six percent of the aggregate appreciation in the Company’s share price from $36.16 to the combined volume-weighted average prices of both CSWC and CSWI stock as of December 29, 2015. The cash component of the

Spin-off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the Spin-Off Compensation Plan. The total cash liabilities for three participants under the plan totaled $6.1 million. The final payment of $1.4 million was fully vested on December 29, 2017, and was subsequently paid out in January 2018. As of March 31, 2019, there is no remaining unrecognized expense related to the Spin-off Compensation Plan.

During the year ended March 31, 2019, we did not recognize any expense related to the Spin-off Compensation Plan. During both the years ended March 31, 2018 and 2017, we recognized the cash component of spin-off compensation expense of $0.7 million, which represented the cash component of spin-off compensation for our current employee. During the years ended March 31, 2018 and 2017, we also recorded $0.5 million and $1.9 million, respectively, directly to additional capital for the cash component of spin-off compensation related to the two employees who transferred to CSWI, of which $1.3 million was paid to Kelly Tacke during the year ended March 31, 2017 upon her separation from CSWI. As of March 31, 2019, there is no remaining unrecognized expense related to the cash component of the Spin-Off Compensation Plan.

9.     EMPLOYEE STOCK BASED COMPENSATION PLANS

Stock Awards

Pursuant to the Capital Southwest Corporation 2010 Plan, our Board of Directors originally reserved 188,000 shares of restricted stock for issuance to certain of our employees. At our annual shareholder meeting in August 2015, our shareholders approved an increase of an additional 450,000 shares to our 2010 Plan. A restricted stock award is an award of shares of our common stock, which generally have full voting and dividend rights but are restricted with regard to sale or transfer.  Restricted stock awards are independent of stock grants and are generally subject to forfeiture if employment terminates prior to these restrictions lapsing. Unless otherwise specified in the award agreement, these shares vest in equal annual installments over a four to five-year period from the grant date and are expensed over the vesting period starting on the grant date.

On August 28, 2014, our Board of Directors amended the 2010 Plan, as permitted pursuant to Section 14 of the 2010 Plan (the “First Amendment to the 2010 Plan”).  The First Amendment to the 2010 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, the Board of Directors granted 127,000 shares of restricted stock under the Spin-Off Compensation Plan. On August 10, 2015, the Second Amendment to the 2010 Plan increased the number of shares of Company common stock available for issuance by 450,000 shares.

On September 30, 2015, we completed the Share Distribution. Each holder of an outstanding Capital Southwest Restricted Stock Award immediately prior to the Share Distribution received, as of the effective date of the Share Distribution, a CSWI Restricted Stock Award for the number of CSWI Shares the holder would have received if the outstanding Capital Southwest Restricted Stock Award was comprised of fully vested Capital Southwest Shares as of the effective date.

The vesting terms for restricted stock awards previously granted under the Spin-off Compensation Plan are as follows: (1) one-third on December 29, 2015; (2) one-third on December 29, 2016; and (3) one-third on December 29, 2017, subject to accelerated vesting as described above. As of March 31, 2019, there is no remaining unrecognized expense related to the Spin-off Compensation Plan.

On August 22, 2017, we received the Exemptive Order from the SEC that supersedes the Original Order and, in addition to the relief granted under the Original Order, allows the Company to withhold shares to satisfy tax withholding obligations related to the vesting of restricted stock granted pursuant to the 2010 Plan. The Third Amendment to the 2010 Plan, which became effective on August 22, 2017, reflects amendments relating to the Exemptive Order.

On August 2, 2018, the Fourth Amendment to the 2010 Plan increased the number of shares of Company common stock available for issuance by 850,000 shares. The Fourth Amendment also includes revisions regarding change in control provisions, minimum vesting periods, incorporation of a clawback policy and other technical revisions.

The following table summarizes the restricted stock available for issuance for the year ended March 31, 2019:

Restricted stock available for issuance as of March 31, 2018	9,777
Additional restricted stock approved under the plan	850,000
Restricted stock granted during the year ended March 31, 2019	(204,400)
Restricted stock forfeited during the year ended March 31, 2019	2,250
Restricted stock available for issuance as of March 31, 2019	657,627

We expense the cost of the restricted stock awards, which is determined to equal the fair value of the restricted stock award at the date of grant, on a straight-line basis over the requisite service period. For these purposes, the fair value of the restricted stock award is determined based upon the closing price of our common stock on the date of the grant. Due to the Share Distribution, for awards issued prior to the Share Distribution, the Company evaluated (1) the value of the CSWC stock awards prior to the Share Distribution and (2) the combined value of CSWC and CSWI stock awards following the Share Distribution and recorded additional incremental stock based compensation expenses.

For the fiscal years ended March 31, 2019, 2018, and 2017, we recognized total share based compensation expense of $2.2 million, $1.7 million and $1.0 million, respectively, related to the restricted stock issued to our employees and officers.

As of March 31, 2019, the total remaining unrecognized compensation expense related to non-vested restricted stock awards was $6.8 million, which will be amortized over the weighted-average vesting period of approximately 2.8 years. Subsequent to the Share Distribution, the compensation expense related to non-vested awards held by employees who are now employed by CSWI is recorded by CSWI.

The following table summarizes the restricted stock outstanding as of March 31, 2019:

		Weighted Average	Weighted Average
		Fair Value Per	Remaining Vesting
Restricted Stock Awards	Number of Shares	Share at grant date	Term (in Years)
Unvested at March 31, 2017	294,043	$14.99	3.1
Granted	185,725	16.79	3.6
Vested	(102,605)	15.25	—
Forfeited	(5,000)	14.48	—
Unvested at March 31, 2018	372,163	$15.82	2.9
Granted	204,400	19.19	3.6
Vested	(120,286)	15.86	—
Forfeited	(2,250)	15.60	—
Unvested at March 31, 2019	454,027	$17.33	2.8

Stock Options

On July 20, 2009, shareholders approved our 2009 Plan, which provides for the granting of stock options to employees and officers and authorizes the issuance of common stock upon exercise of stock options for up to 560,000 shares.  All options are granted at or above market price, generally expire up to 10 years from the date of grant and are generally exercisable on or after the first anniversary of the date of grant in five annual installments.

On August 28, 2014, our Board of Directors amended the 2009 Plan, as permitted pursuant to Section 18 of the 2009 Plan (the “First Amendment to the 2009 Plan”).  The First Amendment to the 2009 Plan provides that an award agreement may allow an award to remain outstanding after a spin-off or change in control of one or more wholly-owned subsidiaries of the Company. In addition, on August 28, 2014, options to purchase 259,000 shares at $36.60 per share were granted under the 2009 Plan, as amended. On September 8, 2015, the Board designated the Share Distribution as a transformative transaction for purposes of the 2009 Plan and amended the award agreements granted under the 2009 Plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the executive for good reason, by the employer without cause, or as a result of the disability or death of the participant. A third of these options were vested on each of December 29, 2015, December 29, 2016, and December 29, 2017, respectively, subject to accelerated vesting as described above.

On August 22, 2017, we received the Exemptive Order from the SEC that supersedes the Original Order and, in addition to the relief granted under the Original Order, allows us to withhold shares of our common stock to satisfy the exercise of options to purchase shares of our common stock granted pursuant to the 2009 Plan.

At March 31, 2019, there are no options to acquire shares of common stock outstanding. At this time, the Compensation Committee does not intend to grant additional options under the 2009 Stock Incentive Plan or request shareholders’ approval of additional stock options to be added under the 2009 Stock Incentive Plan.

At September 30, 2015, in connection with the Share Distribution, we entered into the Employee Matters Agreement, which provided that each option to acquire CSWC common stock that was outstanding immediately prior to September 30, 2015, would be converted into both an option to acquire post-Share Distribution CSWC common stock and an option to acquire CSWI common stock and would be subject to substantially the same terms and conditions (including with respect to vesting and expiration) after the Share Distribution. Certain adjustments, using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the distribution, were made to the exercise price and number of shares of CSWC subject to such awards, with the intention of preserving the economic value of the awards immediately prior to the distribution for all CSWC employees. We compared the fair market value of our stock options on the day of the Share Distribution with the combined fair value of our stock options and CSWI stock options the day after the completion of the Share Distribution. The distribution-related adjustments did not have an impact on compensation expense for the years ended March 31, 2019, 2018 and 2017.

The following table summarizes activity in the 2009 Plan as of March 31, 2019, including adjustments in connection with the Share Distribution:

		Weighted
		Average	Aggregate
		Exercise	Intrinsic
	Number of Shares	Price	Value
2009 Plan
Balance at March 31, 2016	362,513	$ 11.21*
Granted	—	—
Exercised	(131,252)	11.48	$479,177
Canceled/Forfeited	(24,897)	10.56
Balance at March 31, 2017	206,364	11.12
Granted	—	—
Exercised	(10,756)	11.66	$58,081
Canceled/Forfeited	—	—
Balance at March 31, 2018	195,608	11.09
Granted	—	—
Exercised	(195,608)	11.09	$1,563,905
Canceled/Forfeited	—	—
Balance at March 31, 2019	—	$—

* Certain adjustments were made to the exercise price and number of shares of Capital Southwest awards using volumetric weighted-average prices for the 10-day period immediately prior to and immediately following the Share Distribution with the intention of preserving the economic value of the awards immediately prior to the Share Distribution for all Capital Southwest employees.

We recognize compensation cost using the straight-line method for all share-based payments. The fair value of stock options is determined on the date of grant using the Black-Scholes pricing model and is expensed over the requisite service period of the related stock options. Accordingly, for the years ended March 31, 2019, 2018 and 2017, we recognized stock option compensation expense of $38.7 thousand, $154.6 thousand, and $197.9 thousand, respectively, related to the stock options held by our employees and officers. As of March 31, 2019, there is no remaining unrecognized compensation expense related to stock options.

At March 31, 2019, there are no remaining options outstanding. During the year ended March 31, 2019, no options were granted, 11,750 options vested with a total fair value of approximately $0.1 million and 195,608 options were exercised with an average exercise price of $11.09.

At March 31, 2018, the range of exercise prices was $7.55 to $11.66 and the weighted-average remaining contractual life of outstanding options was 5.6 years. The total number of options exercisable under both the 2009 Plan and the 1999 Plan at March 31, 2018, was 183,658 shares with a weighted-average exercise price of $11.07. During the year ended March 31, 2018, no options were granted, 69,272 options vested with a total fair value of approximately $0.4 million and 10,756 options were exercised with an average exercise price of $11.66.

Individual Incentive Awards

On January 16, 2012, our Board of Directors approved the issuance of 104,000 individual cash incentive awards with a baseline for measuring increases in NAV per share of $36.74 (NAV at December 31, 2011) to provide deferred compensation to certain key employees. Under the individual cash incentive award agreements, awards vest on the fifth anniversary of the award date. Upon exercise of an individual cash incentive award, the Company pays the recipient a cash payment in an amount equal to the net asset value per share minus the baseline net asset value per share, adjusted for capital gain dividends declared.

In connection with the Share Distribution, we entered into the Employee Matters Agreement with CSWI. Under the Employee Matters Agreement, the individual cash incentive award agreements were amended to provide that the value of each individual cash incentive award is determined based upon the NAV of CSWC as of June 30, 2015.  The remaining terms of each individual incentive award agreement, including the vesting and payment terms, will remain unchanged. After the effective date of the Share Distribution, CSWC retains all liabilities associated with all individual cash incentive awards granted by CSWC.

There are currently no individual cash incentive awards outstanding as of March 31, 2019 and no remaining liability for individual cash incentive awards at March 31, 2019. During the year ended March 31, 2019, payments in the amount of $0.3 million were made to vested employees. During the year ended March 31, 2018, no payments were made. The estimated liability for individual cash incentive awards was $0.3 million at March 31, 2018.

There were no individual cash incentive awards granted during the year ended March 31, 2019. The Compensation Committee does not intend to grant additional individual cash incentive awards in the future.

Weighted
Average
		Weighted	Remaining
	Number of	Average Grant	Vesting Term
Individual Cash Incentive Awards	Shares	Price Per Share	(in Years)
Unvested at March 31, 2018	48,000	$47.03	0.6
Granted	—	—	—
Vested	(48,000)	47.03	—
Forfeited or expired	—	—	—
Unvested at March 31, 2019	—	$—	—

10.     OTHER EMPLOYEE COMPENSATION

We established a 401(k) plan (“401K Plan”) effective October 1, 2015.  All full-time employees are eligible to participate in the 401K Plan.  The 401K Plan permits employees to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility.  We made contributions to the 401K Plan of up to 4.5% of the Internal Revenue Service’s annual maximum eligible compensation, all of which is fully vested immediately. During each of the years ended March 31, 2019, 2018 and 2017, we made matching contributions of approximately $0.1 million.

11.     RETIREMENT PLANS

Until the Share Distribution, CSWC sponsored a qualified defined benefit pension plan which covered its employees and employees of certain of its controlled affiliates. In connection with the Share Distribution, we entered into an Employee Matters Agreement with CSWI on September 8, 2015, which was amended and restated on September 14, 2015. Under the Employee Matters Agreement, CSWC and CSMC withdrew as participating employers in the Plan and CSWI became the Sponsoring Employer of the Qualifed Retirement Plan and assumed all the liabilities, assets and future funding obligations for providing benefits for the covered Participants in the Qualified Retirement Plan.

Additionally, CSWC sponsors an unfunded Retirement Restoration Plan, which is a nonqualified plan that provides for the payment, upon retirement, of the difference between the maximum annual payment permissible under the qualified retirement plan pursuant to federal limitations and the amount which would otherwise have been payable under the qualified plan. The Company retained all liabilities associated with benefits accrued under the Restoration Plan on behalf of individuals who remain employees of the Company or CSMC following September 30, 2015 or who terminated employment prior to September 30, 2015 with vested benefits under the Restoration Plan. Unvested accrued benefits under the Restoration Plan were forfeited as of September 30, 2015. The Restoration Plan is a frozen plan under which no new service cost is being accrued by plan participants.

The following tables set forth the retirement restoration plan’s net pension benefit and benefit obligation amounts at March 31, 2019, 2018 and 2017, as well as amounts recognized in our consolidated statements of assets and liabilities at March 31, 2019 and 2018 (amounts in thousands):

	Years ended March 31,
	2019	2018	2017
Net pension cost
Interest cost on projected benefit obligation	$113	$116	$125
Net amortization	46	48	47
Net pension cost from restoration plan	$159	$164	$172

	Years ended March 31,
	2019	2018	2017
Change in benefit obligation
Benefit obligation at beginning of year	$2,937	$3,020	$3,061
Interest cost	113	116	125
Actuarial loss	232	11	41
Benefits paid	(209)	(210)	(207)
Benefit obligation at end of year	$3,073	$2,937	$3,020

	Years ended March 31,
	2019	2018
Amounts recognized in our Consolidated Statements of Assets and Liabilities
Projected benefit obligation	$(3,073)	$(2,937)
Net actuarial loss recognized as a component of equity	1,000	813
Total	$(2,073)	$(2,124)

Accumulated benefit obligation	$(3,073)	$(2,937)

The estimated net actuarial loss that will be amortized from equity into net pension cost during 2020 is approximately $31.0 thousand.

The following assumptions were used in estimating the actuarial present value of the projected benefit obligations:

	Years ended March 31,
	2019	2018	2017
Discount rate	3.75%	4.00%	4.00%

The following assumptions were used in estimating the net periodic (income)/expense:

	Years ended March 31,
	2019	2018	2017
Discount rate	4.00%	4.00%	4.00%

Following are the expected benefit payments for the next five years and in the aggregate for the years 2025-2029 (amounts in thousands):

	2020	2021	2022	2023	2024	2025-2029
Restoration Plan	$223	$238	$242	$238	$235	$1,096

12.     COMMITMENTS AND CONTINGENCIES

Commitments

In the normal course of business, the Company is a party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend financing to the Company’s portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

		March 31,	March 31,
		2019	2018
Portfolio Company	Investment Type	(amounts in thousands)
I-45 SLF LLC	Equity Investment	$—	$3,200
Adams Publishing Group, LLC	Delayed Draw Term Loan	1,731	—
American Nuts Operations LLC	Term Loan C	438	—
ASC Ortho Management Company, LLC	Revolving Loan	1,500	—
Clickbooth.com, LLC	Revolving Loan	2,000	2,000
Danforth Advisors, LLC	Revolving Loan	1,000	—
Dynamic Communities, LLC	Revolving Loan	500	—
Environmental Pest Service Management Company, LLC	Delayed Draw Term Loan	525	—
Fast Sandwich, LLC	Revolving Loan	4,150	—
ITA Holdings Group, LLC	Revolving Loan	1,000	2,000
JVMC Holdings Corp.	Delayed Draw Term Loan	848	—
LGM Pharma, LLC	Delayed Draw Term Loan	—	900
Prism Spectrum Holdings LLC	Revolving Loan	—	1,500
Roseland Management, LLC	Revolving Loan	2,000	—
Zenfolio Inc.	Revolving Loan	2,000	2,000
Total unused commitments to extend financing		$17,692	$11,600
As of March 31, 2019, total revolving and delayed draw loan commitments included commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2019, the Company had $3.4 million in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all of these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. Of these letters of credit, $3.4 million expire in May 2020. As of March 31, 2019, none of the letters of credit issued and outstanding were recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company.

We lease office space under an operating lease which requires annual base rentals of approximately $250 thousand. For each of the three years ended March 31, 2019, total rental expense was $233 thousand, and the rent commitments for the next five years as of March 31, 2019 are as follows (amounts in thousands):

Year ending March 31,	Rent Commitment
2020	$257
2021	266
2022	248
2023	—
2024	—
Thereafter	—
Total	$771

Contingencies

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. We have no currently pending material legal proceedings to which we are part or to which any of our assets is subject.

13.     SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following presents a summary of the unaudited quarterly consolidated financial information for the years ended March 31, 2019 and 2018 (in thousands except per share amounts):

	First	Second	Third	Fourth
2019	Quarter	Quarter	Quarter	Quarter	Total
Net investment income	$4,617	$5,546	$6,675	$6,872	$23,710
Net realized gain on investments	18,819	94	1,883	58	20,854
Net change in unrealized appreciation on investments, net of tax	(11,783)	948	(4,238)	3,567	(11,506)
Net increase in net assets from operations	11,653	6,588	4,320	10,497	33,058
Net investment income per share	0.29	0.34	0.39	0.40	1.42
Net increase in net assets from operations per share	0.72	0.40	0.25	0.61	1.98

	First	Second	Third	Fourth
2018	Quarter	Quarter	Quarter	Quarter	Total
Net investment income	$3,436	$3,937	$4,663	$4,197	$16,233
Net realized gain on investments	624	210	617	131	1,582
Net change in unrealized appreciation on investments, net of tax	1,384	4,496	4,963	10,649	21,492
Net increase in net assets from operations	5,444	8,643	10,243	14,977	39,307
Net investment income per share	0.21	0.25	0.29	0.26	1.01
Net increase in net assets from operations per share	0.34	0.54	0.64	0.93	2.45

14.     RELATED PARTY TRANSACTIONS

As a BDC, we are obligated under the 1940 Act to make available to our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. During the years ended March 31, 2019 and 2018, we received management and other fees from certain of our portfolio companies totaling $0.3 million and $0.4 million, respectively, which were recognized as fees and other income on the Consolidated Statements of Operations. Additionally, as of March 31, 2019 and 2018, we had dividends receivable from I-45 SLF LLC of $2.5 million and $2.2 million, respectively, which were included in dividends and interest receivables on the Consolidated Statements of Assets and Liabilities.

15.     SUBSEQUENT EVENTS

On May 23, 2019, the Company entered into an Incremental Assumption Agreement, which increased the total commitments under the Credit Facility, by $25 million. The increase was executed under the accordion feature of the Credit Facility and increased total commitments from $270 million to $295 million.

On May 30, 2019,  the Company’s Board of Directors declared a total dividend of $0.49 per share, comprised of a regular dividend of $0.39 and a supplemental dividend of $0.10, for the quarter ended June 30, 2019.  The record date for the dividend is June 14, 2019. The payment date for the dividend is June 28, 2019.

16.     SELECTED PER SHARE DATA AND RATIOS

The following presents a summary of the selected per share data for the years ended March 31, 2015 through 2019 (in thousands except per share amounts):

	Years Ended March 31,
Per Share Data:	2019	2018	2017	2016	2015
Investment income[1]	$3.10	$2.18	$1.48	$0.58	$0.64
Operating expenses[1]	(1.62)	(1.16)	(0.87)	(1.34)	(0.78)
Income taxes[1]	(0.06)	(0.01)	(0.11)	0.08	(0.02)
Net investment income (loss)[1]	1.42	1.01	0.50	(0.68)	(0.16)
Net realized gain (loss)[1]	1.24	0.10	0.50	(0.88)	7.06
Net change in unrealized appreciation on investments[1]	(0.68)	1.34	0.49	1.02	(6.96)
Total increase (decrease) from investment operations	1.98	2.45	1.49	(0.54)	(0.06)
Dividends to shareholders	(2.27)	(0.99)	(0.79)	(0.14)	(0.20)
Distribution from additional capital for spin-off	—	—	—	(1.67)	—
Spin-off Compensation Plan distribution, net of tax	—	(0.03)	(0.08)	(0.08)	—
Decrease in unrealized appreciation due to distributions to CSWI	—	—	—	(29.15)	—
Exercise of employee stock options[2]	(0.12)	0.01	(0.09)	0.03	(0.04)
Forfeiture (issuance) of restricted stock[3]	(0.23)	(0.18)	(0.15)	(0.49)	(0.40)
Accretive (dilutive) effect of share issuances and repurchases	0.06	(0.04)	—	—	—
Share based compensation expense	0.13	0.11	0.08	0.08	0.07
Common stock withheld for payroll taxes upon vesting of restricted stock	(0.01)	(0.01)	—	—	—
Net change in pension plan funded status	(0.01)	(0.05)	—	—	(0.05)
Other[4]	0.01	0.01	—	—	—
Increase (decrease) in net asset value	(0.46)	1.28	0.46	(31.96)	(0.68)
Net asset value
Beginning of year	19.08	17.80	17.34	49.30	49.98
End of year	$18.62	$19.08	$17.80	$17.34	$49.30
Ratios and Supplemental Data
Ratio of operating expenses to average net assets[5]	8.61%	6.35%	4.95%	4.48%	1.59%
Ratio of net investment income to average net assets	7.53%	5.51%	2.83%	(2.27)%	(0.32)%
Portfolio turnover	23.38%	25.42%	23.57%	4.20%	0.93%
Total investment return[6]	38.34%	6.61%	27.88%	(20.71)%	8.40%
Total return based on change in NAV[7]	9.49%	12.75%	7.21%	(2.15)%	(0.96)%
Per share market value at end of year	$21.04	$17.02	$16.91	$13.87	$46.42
Weighted-average basic shares outstanding	16,727	16,074	15,825	15,636	15,492
Weighted-average fully diluted shares outstanding	16,734	16,139	15,877	15,724	15,531
Common shares outstanding at end of year	17,503	16,162	16,011	15,726	15,565

[1]	Based on weighted-average basic shares outstanding for the period.

[2]	Net decrease is due to the exercise of employee stock options at prices less than beginning of period net asset value.

[3]	Reflects impact of the different share amounts as a result of issuance or forfeiture of restricted stock during the period.

[4]
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted-average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

[5]	Amounts for fiscal 2015 are based on average net assets prior to the Share Distribution.

[6]
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by CSWC’s DRIP during the period. The return does not reflect any sales load that may be paid by an investor.

[7]	Total return based on change in NAV was calculated using the sum of ending NAV plus dividends to shareholders and other non-operating changes during the period, as divided by the beginning NAV.

17.     SIGNIFICANT SUBSIDIARIES

Media Recovery Inc.

Media Recovery, Inc., dba SpotSee Holdings, through its subsidiary ShockWatch, provides solutions that currently enable over 3,000 customers and some 200 partners in 62 countries to detect mishandling that causes product damage and spoilage during transport and storage. The ShockWatch product portfolio includes impact, tilt, temperature, vibration, and humidity detection systems and is widely used in the energy, transportation, aerospace, defense, food, pharmaceutical, medical device, consumer goods and manufacturing sectors.

At March 31, 2019 and 2018, our investment in Media Recovery, Inc. exceeded the 10% threshold in at least one of the tests under Rule 4-08(g) of Regulation S-X.  At March 31, 2019 and 2018, our investment in Media Recovery, Inc. did not exceed the 20% threshold in at least one of the tests under Rule 3-09 of Regulation S-X. However, at March 31, 2017, our investment in Media Recovery, Inc. exceeded the 10% and 20% thresholds in at least one of the tests under Rule 3-09 of Regulation S-X. Accordingly, we amended our Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and March 31, 2018 to include the financial statements of Media Recovery, Inc. in December 2017 and 2018, respectively, within 90 days of Media Recovery, Inc.'s fiscal year end. We will amend this Annual Report on Form 10-K to include the financial statements of Media Recovery, Inc. to the extent required.

Below is certain selected key financial data from Media Recovery, Inc.'s Balance Sheet at March 31, 2019 and 2018 and the twelve months ended March 31, 2019,  2018 and 2017 Income Statement (amounts in thousands).

	March 31, 2019	March 31, 2018
Current Assets	$8,489	$8,391
Non-Current Assets	23,527	24,727
Current Liabilities	3,089	2,559
Non-Current Liabilities	1,627	2,228

	Twelve Months Ended March 31,
	2019	2018	2017
Revenue	$22,346	$22,242	$19,571
Income from continuing operations	2,124	2,673	1,100
Net income	2,124	2,673	1,100

I-45 SLF LLC

In September 2015, we entered into an LLC agreement with Main Street Capital to form I-45 SLF LLC. I-45 SLF LLC began investing in UMM syndicated senior secured loans during the quarter ended December 31, 2015. The initial equity capital commitment to I-45 SLF LLC totaled $85.0 million, consisting of $68.0 million from CSWC and $17.0 million from Main Street Capital, all of which was funded as of March 31, 2019.  CSWC owns 80% of I-45 SLF LLC and has a profits interest of 75.6%, while Main Street Capital owns 20% and has a profits interest of 24.4%.  I-45 SLF LLC’s Board of Managers make all investment and operational decisions for the fund, and consists of equal representation from CSWC and Main Street Capital.

As of March 31, 2019 and 2018, I-45 SLF LLC had total assets of $246.5 million and $233.4 million, respectively. I-45 SLF LLC had approximately $237.5 million and $220.8 million of credit investments at fair value as of March 31, 2019 and 2018, respectively. The portfolio companies in I-45 SLF LLC are in industries similar to those in which CSWC may invest directly. As of March 31, 2019 and 2018, approximately $0.9 million and $3.2 million, respectively, of the credit investments were unsettled trades. For the years ended March 31, 2019 and 2018, I-45 SLF LLC declared total dividends of $12.4 million and $11.9 million, respectively.

Additionally, I-45 SLF LLC closed on a $75.0 million 5-year senior secured credit facility (the “I-45 credit facility”) in November 2015. This facility includes an accordion feature which will allow I-45 SLF LLC to achieve leverage of approximately 2x debt-to-equity.  Borrowings under the facility are secured by all of the assets of I-45 SLF LLC and bear interest at a rate equal to LIBOR plus 2.5% per annum. During the year ended March 31, 2018, I-45 SLF LLC increased debt commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. In July 2017, the I-45 credit facility was amended to extend the maturity to July 2022. Additionally, the amendment reduced the interest rate on borrowings to LIBOR plus 2.4% per annum. Under the I-45 credit facility, $160.0 million has been drawn as of March 31, 2019.

Below is a summary of I-45 SLF LLC’s portfolio, followed by a listing of the individual loans in I-45 SLF LLC’s portfolio as of March 31, 2019 and 2018:

I-45 SLF LLC Loan Portfolio as of March 31, 2019

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
AAC Holdings, Inc.	Healthcare services	First Lien	6/30/2023	L+ 6.75% (Floor 1.00%), 4.00% PIK	$7,375,229	$7,253,490	$6,822,087
		First Lien	3/31/2020	L+11.00% (Floor 1.00%)	949,844	940,346	959,343
Allen Media, LLC	Media, marketing & entertainment	First Lien	8/30/2023	L+6.50% (Floor 1.00%)	5,642,857	5,496,176	5,480,625
American Scaffold Holdings, Inc.	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,625,000	2,604,634	2,611,875
American Teleconferencing Services, Ltd.	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	6,881,388	6,641,473	4,515,911
ATI Investment Sub, Inc.	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	1,817,558	1,795,449	1,691,420
ATX Canada Acquisitionco Inc.	Technology products & components	First Lien	6/11/2021	L+6.00% (Floor 1.00%)	4,688,923	4,665,710	4,454,477
California Pizza Kitchen, Inc.	Restaurants	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,829,887	6,802,221	6,616,487
Chloe Ox Parent, LLC (Censeo Health)	Healthcare services	First Lien	12/23/2024	L+4.50% (Floor 1.00%)	5,148,000	5,105,429	5,148,000
CMN.com, LLC	Consumer services	First Lien	11/3/2021	L+6.00% (Floor 1.00%)	9,431,480	9,347,289	9,431,480
Digital River, Inc.	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	8,002,967	7,997,848	7,802,893
Geo Parent Corporation	Building & infrastructure products	First Lien	12/19/2025	L+5.50%	5,000,000	4,951,736	4,987,500
Go Wireless Holdings, Inc.	Consumer products & retail	First Lien	12/31/2024	L+6.50% (Floor 1.00%)	6,562,500	6,508,367	6,439,453
Hunter Defense Technologies, Inc.	Aerospace & defense	First Lien	3/29/2023	L+7.00% (Floor 1.00%)	6,256,250	6,149,119	6,256,250
iEnergizer Limited	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	7,307,444	7,300,086	7,307,444
Imagine! Print Solutions, LLC	Media, marketing & entertainment	Second Lien	6/21/2023	L+8.75% (Floor 1.00%)	3,000,000	2,968,111	2,700,000
InfoGroup Inc.	Software & IT services	First Lien	4/3/2023	L+5.00% (Floor 1.50%)	2,940,000	2,920,233	2,892,225

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Integro Parent Inc.	Business services	First Lien	10/28/2022	L+5.75% (Floor 1.00%)	4,838,924	4,746,329	4,838,924
Intermedia Holdings, Inc.	Software & IT services	First Lien	7/21/2025	L+6.00% (Floor 1.00%)	3,847,499	3,812,532	3,857,137
Isagenix International, LLC	Healthcare products	First Lien	6/16/2025	L+5.75% (Floor 1.00%)	2,062,501	2,044,219	1,851,095
JAB Wireless, Inc.	Telecommunications	First Lien	5/2/2023	L+8.00% (Floor 1.00%)	7,920,000	7,855,060	7,920,000
KORE Wireless Group Inc.	Telecommunications	First Lien	12/20/2024	L+5.50%	3,325,000	3,292,962	3,308,375
Lift Brands, Inc.	Consumer services	First Lien	4/16/2023	L+7.00% (Floor 1.00%)	4,950,000	4,898,080	4,742,100
LOGIX Holdings Company, LLC	Telecommunications	First Lien	12/23/2024	L+5.75% (Floor 1.00%)	6,016,500	5,972,674	6,061,624
LSF9 Atlantis Holdings, LLC	Telecommunications	First Lien	5/1/2023	L+6.00% (Floor 1.00%)	6,693,750	6,647,863	6,246,106
Lulu's Fashion Lounge, LLC	Consumer products & retail	First Lien	8/26/2022	L+7.00% (Floor 1.00%)	4,034,090	3,940,388	3,913,068
Mills Fleet Farm Group LLC	Consumer products & retail	First Lien	10/24/2024	L+6.25% (Floor 1.00%)	4,987,500	4,894,986	4,987,500
NBG Acquisition, Inc.	Wholesale	First Lien	4/26/2024	L+5.50% (Floor 1.00%)	2,887,500	2,845,678	2,844,188
New Era Technology, Inc.[3]	Software & IT services	First Lien	6/22/2023	L+6.50% (Floor 1.00%)	4,407,251	4,336,247	4,349,076
		Delayed Draw Term Loan	6/22/2023	L+6.50% (Floor 1.00%)	221,013	221,551	218,095
New Media Holdings II LLC	Media, marketing & entertainment	First Lien	7/14/2022	L+6.25% (Floor 1.00%)	9,311,991	9,298,489	9,277,071
Nomad Buyer, Inc.	Healthcare services	First Lien	8/1/2025	L+5.00%	2,985,000	2,821,449	2,906,644
Novetta Solutions, LLC	Software & IT services	First Lien	10/17/2022	L+5.00% (Floor 1.00%)	4,946,868	4,830,392	4,857,206
Peraton Corp. (fka MHVC Acquisition Corp.)	Aerospace & defense	First Lien	4/29/2024	L+5.25% (Floor 1.00%)	6,394,363	6,369,724	6,170,560
Pet Supermarket, Inc.	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,859,916	4,833,425	4,762,717
PT Network, LLC4	Healthcare products	First Lien	11/30/2021	L+5.50% (Floor 1.00%)	4,369,332	4,369,332	4,125,086
STL Parent Corp. (American Railcar)	Transportation & logistics	First Lien	12/5/2022	L+7.00%	3,975,000	3,846,305	3,855,750
Tacala, LLC	Consumer products & retail	Second Lien	1/30/2026	L+7.00%	3,000,000	2,986,989	2,994,750
Teleguam Holdings, LLC	Telecommunications	Second Lien	7/25/2024	L+8.50% (Floor 1.00%)	2,000,000	1,969,537	2,012,500

Portfolio Company	Industry	Investment Type	Maturity Date	Current Interest Rate[1]	Principal	Cost	Fair Value[2]
Terra Millennium Corporation	Industrial products	First Lien	10/31/2022	L+6.75% (Floor 1.00%)	7,526,019	7,478,308	7,488,389
TestEquity, LLC	Capital equipment	First Lien	4/28/2022	L+5.50% (Floor 1.00%)	4,803,961	4,773,980	4,765,530
TGP Holdings III LLC	Durable consumer goods	Second Lien	9/25/2025	L+8.50% (Floor 1.00%)	2,500,000	2,469,503	2,400,000
The Hoover Group, Inc.	Energy services (midstream)	First Lien	1/28/2021	L+7.25% (Floor 1.00%)	6,436,593	6,335,553	6,243,495
Time Manufacturing Acquisition	Capital equipment	First Lien	2/3/2023	L+5.00% (Floor 1.00%)	4,910,038	4,879,401	4,928,450
Turning Point Brands, Inc.	Consumer products & retail	Second Lien	3/7/2024	L+7.00%	3,000,000	2,973,482	3,030,000
UniTek Global Services, Inc.	Telecommunications	First Lien	8/20/2024	L+5.50% (Floor 1.00%)	2,985,000	2,959,958	2,958,135
U.S. TelePacific Corp.	Telecommunications	First Lien	5/2/2023	L+5.00% (Floor 1.00%)	6,844,420	6,777,409	6,660,510
VIP Cinema Holdings, Inc.	Hotel, gaming & leisure	First Lien	3/1/2023	L+6.00% (Floor 1.00%)	4,500,000	4,485,268	4,207,500
Wireless Vision Holdings, LLC[4]	Telecommunications	First Lien	9/29/2022	L+8.50% (Floor 1.00%), 1.00% PIK	7,865,229	7,753,144	7,778,711
YS Garments, LLC	Consumer products & retail	First Lien	8/9/2024	L+6.00% (Floor 1.00%)	4,937,500	4,893,176	4,869,609
Total Investments						$242,061,110	$237,547,371

[1]
Represents the interest rate as of March 31, 2019. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“Prime”) which reset daily, monthly, quarterly, or semiannually.  For each the Company has provided the spread over LIBOR or Prime in effect at March 31, 2019.  Certain investments are subject to a LIBOR or Prime interest rate floor.

[2]
Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

[3]	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of March 31, 2019.

[4]	The investment is structured as a first lien last out term loan and may earn interest in addition to the stated rate.

I-45 SLF LLC Loan Portfolio as of March 31, 2018

				Current
		Investment	Maturity	Interest
Portfolio Company	Industry	Type	Date	Rate[1]	Principal	Cost	Fair Value[2]
AAC Holdings, Inc.	Healthcare services	First Lien	6/30/2023	L+ 6.75% (Floor 1.00%)	$7,568,046	$7,413,688	$7,700,487
American Scaffold Holdings, Inc.	Aerospace & defense	First Lien	3/31/2022	L+6.50% (Floor 1.00%)	2,775,000	2,746,293	2,761,125
American Teleconferencing Services, Ltd.	Telecommunications	First Lien	12/8/2021	L+6.50% (Floor 1.00%)	7,287,370	6,938,866	7,285,548
Ansira Holdings, Inc.[3]	Business services	First Lien	12/20/2022	L+6.50% (Floor 1.00%)	3,878,182	3,847,470	3,868,486
		Delayed Draw	12/20/2022	L+6.50% (Floor 1.00%)	315,316	310,799	314,527
ATI Investment Sub, Inc.	Technology products & components	First Lien	6/22/2021	L+7.25% (Floor 1.00%)	3,557,227	3,503,722	3,552,781
ATX Canada Acquisitionco Inc.	Technology products & components	First Lien	6/11/2021	L+6.00% (Floor 1.00%)	4,836,742	4,801,504	4,498,170
Beaver-Visitec International Holdings, Inc.	Healthcare products	First Lien	8/21/2023	L+5.00% (Floor 1.00%)	4,925,000	4,886,584	4,949,625
California Pizza Kitchen, Inc.	Restaurants	First Lien	8/23/2022	L+6.00% (Floor 1.00%)	6,899,937	6,863,761	6,775,739
Chloe Ox Parent, LLC (Censeo Health)	Healthcare services	First Lien	12/31/2024	L+5.00% (Floor 1.00%)	5,200,000	5,149,500	5,265,000
CMN.com, LLC	Consumer services	First Lien	11/3/2021	L+6.00% (Floor 1.00%)	8,742,126	8,645,306	8,742,126
Digital River, Inc.	Software & IT services	First Lien	2/12/2021	L+6.50% (Floor 1.00%)	8,002,967	7,995,112	8,002,967
Go Wireless Holdings, Inc.	Retail	First Lien	12/31/2024	L+6.50% (Floor 1.00%)	6,912,500	6,845,573	6,903,859
Highline Aftermarket Acquisition, LLC	Automobile	First Lien	3/17/2024	L+4.25% (Floor 1.00%)	2,856,595	2,844,340	2,860,166
Hunter Defense Technologies, Inc.	Aerospace & defense	First Lien	3/29/2023	L+7.00% (Floor 1.00%)	6,500,000	6,370,152	6,370,152
iEnergizer Limited	Business services	First Lien	5/1/2019	L+6.00% (Floor 1.25%)	6,550,375	6,421,048	6,558,563
Imagine! Print Solutions, LLC	Media, marketing & entertainment	Second Lien	6/21/2023	L+8.75% (Floor 1.00%)	3,000,000	2,960,563	2,760,000
InfoGroup Inc.	Software & IT services	First Lien	4/3/2023	L+5.00% (Floor 1.50%)	2,970,000	2,945,028	2,957,021
Integro Parent Inc.	Business services	First Lien	10/31/2022	L+5.75% (Floor 1.00%)	4,888,924	4,768,810	4,888,924
iPayment Holdings, Inc.	Financial services	First Lien	4/11/2023	L+5.00% (Floor 1.50%)	4,987,500	4,987,500	5,049,844

KeyPoint Government Solutions, Inc.	Business services	First Lien	4/18/2024	L+6.00% (Floor 1.00%)	4,750,000	4,708,981	4,750,000
LOGIX Holdings Company, LLC	Telecommunications	First Lien	12/22/2024	L+5.75% (Floor 1.00%)	4,528,716	4,484,992	4,551,360
LSF9 Atlantis Holdings, LLC	Telecommunications	First Lien	5/1/2023	L+6.00% (Floor 1.00%)	6,868,750	6,810,137	6,854,429
Lulu's Fashion Lounge, LLC	Consumer products & retail	First Lien	8/23/2022	L+7.00% (Floor 1.00%)	4,374,999	4,254,636	4,506,249
NBG Acquisition, Inc.	Wholesale	First Lien	4/26/2024	L+5.50% (Floor 1.00%)	2,962,500	2,911,071	2,973,609
New Media Holdings II LLC	Media, marketing & entertainment	First Lien	7/14/2022	L+6.25% (Floor 1.00%)	8,822,598	8,799,522	8,880,518
Peraton Corp. (fka MHVC Acquisition Corp.)	Aerospace & defense	First Lien	4/29/2024	L+5.25% (Floor 1.00%)	4,960,013	4,938,405	5,022,013
Pet Supermarket, Inc.	Consumer products & retail	First Lien	7/5/2022	L+5.50% (Floor 1.00%)	4,925,000	4,889,928	4,900,375
Polycom, Inc.	Telecommunications	First Lien	9/27/2023	L+5.25% (Floor 1.00%)	5,234,833	5,234,833	5,287,182
Prepaid Legal Services, Inc.	Consumer services	First Lien	7/1/2019	L+5.25% (Floor 1.25%)	3,860,938	3,859,187	3,860,938
		Second Lien	7/1/2020	L+9.00% (Floor 1.25%)	405,000	398,614	405,000
PT Network, LLC[4]	Healthcare products	First Lien	11/30/2021	L+6.50% (Floor 1.00%)	4,425,133	4,425,133	4,425,133
Redwood Ahead Acquisition, LLC	Business services	First Lien	11/2/2020	L+ 6.50%	2,811,484	2,767,547	2,829,056
Solaray, LLC[5]	Consumer services	First Lien	9/8/2023	L+6.50% (Floor 1.00%)	6,308,205	6,263,089	6,308,205
		Delayed Draw	9/8/2023	L+6.50% (Floor 1.00%)	1,784,890	1,768,866	1,784,890
Tacala, LLC	Consumer products & retail	Second Lien	1/31/2026	L+7.00%	3,000,000	2,985,089	3,063,765
Teleguam Holdings , LLC	Telecommunications	Second Lien	4/12/2024	L+8.50% (Floor 1.00%)	2,000,000	1,963,812	2,015,000
Terra Millennium Corporation	Industrial products	First Lien	10/31/2022	L+6.25% (Floor 1.00%)	7,776,019	7,715,978	7,834,339
TestEquity, LLC	Capital equipment	First Lien	4/28/2022	L+5.50% (Floor 1.00%)	4,952,674	4,911,727	4,952,674
TGP Holdings III LLC[6]	Durable consumer goods	First Lien	9/25/2024	L+5.00% (Floor 1.00%)	1,720,169	1,701,604	1,736,296
		Second Lien	9/25/2025	L+8.50% (Floor 1.00%)	2,500,000	2,464,804	2,537,500
Time Manufacturing Acquisition	Capital equipment	First Lien	2/3/2023	L+5.00% (Floor 1.00%)	4,947,519	4,908,622	4,935,150

Turning Point Brands, Inc.	Consumer products & retail	Second Lien	3/7/2024	L+7.00% (Floor 1.00%)	3,000,000	2,970,120	3,060,000
UniTek Global Services, Inc.	Telecommunications	First Lien	1/13/2019	L+8.50% (Floor 1.00%)	4,584,809	4,584,809	4,584,809
US Joiner Holding Company (IMECO and RAACI)	Transportation & logistics	First Lien	4/16/2020	L+6.00% (Floor 1.00%)	4,459,182	4,425,102	4,436,886
U.S. TelePacific Corp.	Telecommunications	First Lien	5/2/2023	L+5.00% (Floor 1.00%)	7,643,991	7,550,843	7,441,425
VIP Cinema Holdings, Inc.	Hotel, gaming & leisure	First Lien	3/1/2023	L+6.00% (Floor 1.00%)	4,750,000	4,730,480	4,804,934
Total Investments						$218,673,550	$220,806,845

[1]
Represents the interest rate as of March 31, 2018. All interest rates are payable in cash, unless otherwise noted. The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“Prime”) which reset daily, monthly, quarterly, or semiannually.  For each the Company has provided the spread over LIBOR or Prime in effect at March 31, 2018.  Certain investments are subject to a LIBOR or Prime interest rate floor.

[2]
Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the fair value is determined by the Board of Managers of the Joint Venture. It is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

[3]	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of March 31, 2018.

[4]	The investment has approximately $2.1 million in an unfunded delayed draw commitment as of March 31, 2018.

[5]	The investment has approximately $0.9 million in an unfunded delayed draw commitment as of March 31, 2018.

[6]	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of March 31, 2018.

At March 31, 2019, our investment in I-45 SLF LLC exceeded the 10% threshold in at least one of the tests under Rule 4-08(g) of Regulation S-X. At March 31, 2019 and 2018, our investment in I-45 SLF LLC did not exceed the 20% threshold in at least one of the tests under Rule 3-09 of Regulation S-X. However, our investment in I-45 SLF LLC did exceed the 20% threshold in at least one of the tests under Rule 3-09 of Regulation S-X as of March 31, 2017. Accordingly, we have included as an exhibit to our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 the financial statements of I-45 SLF LLC. Below is certain summarized financial information for I-45 SLF LLC as of March 31, 2019 and 2018 and for the years ended March 31, 2019, 2018 and 2017 (amounts in thousands):

	March 31, 2019	March 31, 2018
Selected Balance Sheet Information:
Investments, at fair value (cost $242,061 and $218,674)	$237,547	$220,807
Cash and cash equivalents	6,406	9,317
Due from broker	—	330
Deferred financing costs	1,615	2,111
Interest receivable	979	813
Total assets	$246,547	$233,378

Senior credit facility payable	$160,000	$143,000
Payable for unsettled transactions	940	3,213
Other liabilities	3,606	3,119
Total liabilities	$164,546	$149,332
Members’ equity	82,001	84,046
Total liabilities and net assets	$246,547	$233,378

	Years Ended March 31,
	2019	2018	2017
Selected Statement of Operations Information:
Total revenues	$21,397	$17,066	$12,542
Total expenses	8,759	6,613	4,400
Net investment income	12,638	10,453	8,142
Net unrealized appreciation (depreciation)	(6,647)	(615)	3,370
Net realized gains	400	1,660	1,653
Net increase in members’ equity resulting from operations	$6,391	$11,498	$13,165

SCHEDULE 12-14

Schedule of Investments in and Advances to Affiliates
(In thousands)

Portfolio Company	Type of Investment (1)	Amount of Interest or Dividends Credited in Income (2)	Fair Value at March 31, 2018	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Gross Additions (3)	Gross Reductions (4)	Fair Value at March 31, 2019
Control Investments
I-45 SLF LLC	80% LLC equity interest	$9,401	$67,113	$—	$(4,570)	$3,200	$—	$65,743
Prism Spectrum Holdings, LLC	First lien	1,325	4,241	—	233	8,987	—	13,461
	Revolving loan	81	490	34	—	1,476	(2,000)	—
	96,498.32 Class A units	—	1,692	—	—	4,847	—	6,539
Media Recovery, Inc.	800,000 shares Series A Convertible Preferred Stock, convertible into 800,000 shares common stock	536	6,371	—	1,424	—	—	7,795
	4,000,002 shares common stock	2,682	36,751	—	8,214	—	—	44,965
TitanLiner	1,189,609 shares Series B convertible preferred stock (6% PIK)	29	11,362	6,913	(8,436)	29	(9,868)	—
	339,277 shares Series A convertible preferred stock	—	11,928	11,706	(8,724)	—	(14,910)	—
Total Control Investments		$14,054	$139,948	$18,653	$(11,859)	$18,539	$(26,778)	$138,503

Portfolio Company	Type of Investment (1)	Amount of Interest or Dividends Credited in Income (2)	Fair Value at March 31, 2018	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Gross Additions (3)	Gross Reductions (4)	Fair Value at March 31, 2019
Affiliate Investments
Chandler Signs, LP	Senior subordinated debt (12.00% cash, 1.00% PIK)	$609	$4,376	$—	$43	$61	$—	$4,480
	1,500,000 units of Class A-1 common stock	—	1,934	—	3	—	—	1,937
Dynamic Communities, LLC	First lien	872	—	—	108	11,004	(140)	10,972
	Revolving loan	2	—	—	4	(4)	—	—
	2,000,000 Preferred units	—	—	—	849	2,000	—	2,849
Elite SEM, Inc.	First lien	1,082	17,500	77	79	2,446	(20,102)	—
	1,443 Investment Units (Preferred)	82	1,879	—	(87)	716	(2,508)	—
ITA Holdings Group, LLC	First lien - Term Loan	1,130	9,314	—	(58)	75	(1,856)	7,475
	First lien - Term B Loan	195	—	—	67	3,800	(38)	3,829
	Revolving loan	152	—	—	31	3,219	(1,250)	2,000
	Delayed draw term loan	171	1,470	—	—	3	(1,473)	—
	First Lien - PIK Note A	2	—	—	313	1,692	—	2,005
	First Lien - PIK Note B	—	—	—	(10)	89	—	79
	Warrants	—	—	—	1,018	539	—	1,557
	9.25% Class A membership interest	—	1,500	—	(577)	—	—	923
Roseland Management, LLC	First lien	417	—	—	172	10,328	(26)	10,474
	Revolving loan	6	—	—	32	(32)	—	—
	10,000 Class A Units	—	—	—	487	1,000	—	1,487
SIMR, LLC	First lien	796	—	—	71	11,478	(146)	11,403
	5,724,000 Class B Common units	—	—	—	—	5,724	—	5,724

Portfolio Company	Type of Investment (1)	Amount of Interest or Dividends Credited in Income (2)	Fair Value at March 31, 2018	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Gross Additions (3)	Gross Reductions (4)	Fair Value at March 31, 2019
Zenfolio Inc.	First lien	1,695	13,325	—	(78)	53	(135)	13,165
	Revolving loan	14	—	—	(4)	4	—	—
	190 shares of common stock	—	1,900	—	(1,354)	—	—	546
Total Affiliate Investments		$7,225	$53,198	$77	$1,109	$54,195	$(27,674)	$80,905
Total Control & Affiliate Investments		$21,279	$193,146	$18,730	$(10,750)	$72,734	$(54,452)	$219,408

This schedule should be read in conjunction with our Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the Control or Affiliate categories, respectively.

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK interest, and accretion of OID. Gross additions also include movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include movement of an existing portfolio out of this category and into a different category.

Item 9.     Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.     Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act, that are designed to provide reasonable assurance that information required to be disclosed in our filings and submissions under the Exchange Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely discussions regarding the required disclosure.

We completed an evaluation under the supervision and with participation of management, including the Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of March 31, 2019.  Based upon this evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that as of March 31, 2019, our disclosure controls and procedures were effective to provide the reasonable assurance described above. We note that the design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving the stated goals under all potential future conditions.

Management’s Report on Internal Control over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in Exchange Act Rules 13a-15(f). Under the supervision and with the participation of management, including the Chief Executive Officer and Chief Financial Officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting based on the criteria established in the 2013 Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our evaluation under the framework in the 2013 Internal Control — Integrated Framework, management concluded that our internal control over financial reporting was effective as of March 31, 2019. RSM US, LLP, our independent registered public accounting firm, has audited the effectiveness of the Company’s internal control over financial reporting as of March 31, 2019, as stated in its report which is included in Item 8 of Part II of this Annual Report.

Changes in Internal Control over Financial Reporting

There have been no changes in our internal control over financial reporting (as defined in Rule 13(a)-15(f) of the Exchange Act) during the three months ended March 31, 2019 that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

Limitations on Controls

Because of its inherent limitations, management does not expect that our disclosure controls and our internal controls over financial reporting will prevent or detect all misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with policies and procedures may deteriorate. Any control system, no matter how well designed and operated, is based upon certain assumptions and can only provide reasonable, not absolute, assurance that its objectives will be met. Further, no evaluation of controls can provide absolute assurance that misstatements due to errors or fraud will not occur or that all control issues and instances of fraud, if any within the Company, have been detected.

Item 9B.     Other Information

None.

PART III

Item 10.     Directors, Executive Officers and Corporate Governance

The information required by this Item 10 will be contained in the definitive proxy statement relating to our 2019 annual meeting of shareholders to be filed with the SEC no later than 120 days after the close of our fiscal year ended March 31, 2019, and is incorporated herein by reference.

Item 11.     Executive Compensation

The information required by this Item 11 will be contained in the definitive proxy statement relating to our 2019 annual meeting of shareholders to be filed with the SEC no later than 120 days after the close of our fiscal year ended March 31, 2019, and is incorporated herein by reference.

Item 12.     Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The information required by this Item 12 will be contained in the definitive proxy statement relating to our 2019 annual meeting of shareholders to be filed with the SEC no later than 120 days after the close of our fiscal year ended March 31, 2019, and is incorporated herein by reference.

Item 13.     Certain Relationships and Related Transactions, and Director Independence

The information required by this Item 13 will be contained in the definitive proxy statement relating to our 2019 annual meeting of shareholders under the headings of “Certain Relationships and Related Transactions” and “Corporate Governance” to be filed with the Securities and Exchange Commission no later than 120 days after the close of our fiscal year ended March 31, 2019, and is incorporated herein by reference.

Item 14.     Principal Accountant Fees and Services

The information required by this Item 14 will be contained in the definitive proxy statement relating to our 2019 annual meeting of shareholders under the heading of “Ratification and Appointment of Independent Registered Public Accounting Firm for the Year Ended March 31, 2019” to be filed with the Securities and Exchange Commission no later than 120 days after the close of our fiscal year ended March 31, 2019, and is incorporated herein by reference.

PART IV

Item 15.     Exhibits, Financial Statement Schedules

The following documents are filed or incorporated by reference as part of this Annual Report:

1.          Consolidated Financial Statements

2.           Consolidated Financial Statement Schedule

Page
Schedule of Investments in and Advances to Affiliates for the Year Ended March 31, 2019	119

3.           Exhibits

Exhibit No.	Description
2.1	Distribution Agreement, dated September 8, 2015, between the Company and CSW Industrials, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K (File No. 814-00061) filed on September 14, 2015).

3.1
Articles of Incorporation, dated April 19, 1961, including amendments dated June 30, 1969, July 20, 1987, April 23, 2007 and July 15, 2013 (incorporated by reference to Exhibit (a) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on September 8, 2017).

3.2	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to Form 10-Q (File No. 814-00061) filed on November 7, 2017).

3.3	Amendment to Second Amended and Restated Bylaws of Capital Southwest Corporation (Incorporated by reference to Exhibit 3.1 to Form 8-K (File No. 814-00061) filed April 25, 2019).

4.1	Specimen of Common Stock certificate (incorporated by reference to Exhibit 4.1 to Form 10-K (File No. 811-01056) filed on June 14, 2002).

4.2
Indenture, dated October 23, 2017, between the Company and U.S. Bank National Association, Trustee (incorporated by reference to Exhibit (d)(2) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on October 23, 2017).

4.3
First Supplemental Indenture, dated December 15, 2017, between the Company and U.S. Bank National Association, Trustee (incorporated by reference to Exhibit (d)(4) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on December 15, 2017).

4.4	Form of 5.95% Notes due 2022 (incorporated by reference Exhibit (d)(5) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on December 15, 2017).

4.5	Dividend Reinvestment Plan (incorporated by reference Exhibit (e) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on September 8, 2017).

10.1+
Capital Southwest Corporation and Its Affiliates 2009 Restoration of Retirement Income Plan as amended and restated effective January 1, 2008 (incorporated by reference to Exhibit 10.3 to Form 10-K (File No. 814-00061) filed on May 29, 2009).

Exhibit No.	Description
10.2+	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Form 10-Q (File No. 814-00061) filed on November 7, 2017).

10.3+	Capital Southwest Corporation 1999 Stock Option Plan (incorporated by reference to Exhibit 10.10 to Form 10-K (File No. 811-01056) filed on June 16, 2000).

10.4+	Severance Pay Agreement with William M. Ashbaugh (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 811-01056) filed on July 19, 2005).

10.5+
Retirement Plan for Employees of Capital Southwest Corporation and its Affiliates as amended and restated effective April 1, 2011 (incorporated by reference to Exhibit 10.15 to Form 10-K (File No. 814-00061) filed on June 1, 2012).

10.6+
Amendment One to Retirement Plan for Employees of Capital Southwest Corporation and its Affiliates as amended and restated effective April 1, 2011 (incorporated by reference to Exhibit 10.16 to Form 10-K (File No. 814-00061) filed on May 31, 2013).

10.7+
Amendment Four to Retirement Plan for Employees of Capital Southwest Corporation and its Affiliates as amended and restated effective April 1, 2011 (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on August 6, 2015).

10.8+	Joseph B. Armes Revised Offer Letter (incorporated by reference to Exhibit 99.2 to Form 8-K (File No. 814-00061) filed on May 17, 2013).

10.9+	Capital Southwest Corporation 2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to Form 10-Q (File No. 814-00061) filed on August 5, 2011).

10.10+	First Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to Form 10-Q (File No. 814-00061) filed on November 7, 2014).

10.11+	Second Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on August 12, 2015).

10.12+	Third Amendment to the Capital Southwest Corporation 2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.4 to Form 10-Q (File No. 814-00061) filed on November 7, 2017).

10.13+	Capital Southwest Corporation 2010 Restricted Stock Award Plan (incorporated by reference to Exhibit 10.2 to Form 10-Q (File No. 814-00061) filed on August 5, 2011).

10.14+	First Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan (incorporated by reference to Exhibit 10.2 to Form 10-Q (File No. 814-00061) filed on November 7, 2014).

10.15+	Second Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan (incorporated by reference to Exhibit 10.2 to Form 8-K (File No. 814-00061) filed August 12, 2015).

10.16+	Third Amendment to the Capital Southwest Corporation 2010 Restricted Stock Award Plan (incorporated by reference to Exhibit 10.3 to Form 10-Q (File No. 814-00061) filed on November 7, 2017).

10.17+	Capital Southwest Corporation Amended and Restated 2010 Restricted Stock Award Plan (incorporated by reference to Exhibit 99.1 to Form S-8 (File No. 333-227117) filed on August 30, 2018).

10.18+	Form of Restricted Stock Award Agreement under the 2010 Restricted Stock Award Plan, as amended (incorporated by reference to Exhibit 10.3 to Form 10-Q (File No. 814-00061) filed on November 7, 2014).

10.19+	Form of Non-Qualified Stock Option Agreement under the 2009 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.4 to Form 10-Q (File No. 814-00061) filed on November 7, 2014).

10.20+	Form of Cash Incentive Award Agreement (incorporated by reference to Exhibit 10.5 to Form 10-Q (File No. 814-00061) filed on November 7, 2014).

10.21	Tax Matters Agreement, dated September 8, 2015, between the Company and CSW Industrials, Inc. (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on September 14, 2015).

10.22+
Amended and Restated Employee Matters Agreement, dated September 4, 2015, between the Company and CSW Industrials, Inc. (incorporated by reference to Exhibit 10.2 to Form 8-K (File No. 814-00061) filed on September 14, 2015).

10.23+
Form of Amended and Restated Non-Qualified Stock Option Agreement under the 2009 Stock Incentive Plan (CSWC Employee Form) (incorporated by reference to Exhibit 10.3 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

Exhibit No.	Description

10.24+
Form of Amended and Restated Non-Qualified Stock Option Agreement under the 2009 Stock Incentive Plan (CSWI Employee Form) (incorporated by reference to Exhibit 10.4 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.25+
Form of Amended and Restated Incentive Stock Option Agreement under the 2009 Stock Incentive Plan (CSWC Employee Form) (incorporated by reference to Exhibit 10.5 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.26+
Form of Amended and Restated Incentive Stock Option Agreement under the 2009 Stock Incentive Plan (CSWI Employee Form) (incorporated by reference to Exhibit 10.6 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.27+
Form of Amended and Restated Non-Qualified Stock Option Agreement (Executive Compensation Plan – CSWC Employee Form) (incorporated by reference to Exhibit 10.7 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.28+
Form of Amended and Restated Non-Qualified Stock Option Agreement (Executive Compensation Plan – CSWI Employee Form) (incorporated by reference to Exhibit 10.8 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.29+
Form of Restricted Stock Agreement under the 2010 Restricted Stock Award Plan (CSWC Employee Form) (incorporated by reference to Exhibit 10.9 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.30+
Form of Amended and Restated Restricted Stock Agreement under the 2010 Restricted Stock Award Plan (CSWI Employee Form) (incorporated by reference to Exhibit 10.10 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.31+
Form of Amended and Restated Restricted Stock Award (Executive Compensation Plan – CSWC Employee Form) (incorporated by reference to Exhibit 10.11 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.32+
Form of Amended and Restated Restricted Stock Award (Executive Compensation Plan – CSWI Employee Form) (incorporated by reference to Exhibit 10.12 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.33+	Form of Amended and Restated Cash Incentive Award Agreement (Executive Compensation Plan) (incorporated by reference to Exhibit 10.13 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.34	I-45 SLF LLC Agreement dated September 9, 2015 (incorporated by reference to Exhibit 10.14 to Form 10-Q (File No. 814-00061) filed on November 9, 2015).

10.35
Guarantee, Pledge and Security Agreement dated August 30, 2016, among the Company, the subsidiary guarantors thereto, ING Capital LLC, and each financing agent and designated indebtedness holder thereto (incorporated by reference to Exhibit 10.2 to Form 8-K (File No. 814-00061) filed on September 2, 2016).

10.36
Amended and Restated Guarantee, Pledge and Security Agreement dated as of December 21, 2018 among Capital Southwest Corporation, as Borrower, the Subsidiary Guarantors party hereto, ING Capital LLC, as Revolving Administrative Agent for the Revolving Lenders, each Financing Agent and Designated Indebtedness Holder party hereto and ING Capital, LLC, as Collateral Agent (incorporated by reference to Exhibit 10.2 to Form 8-K (File No. 814-00061) filed on December 21, 2018).

10.37
Senior Secured Revolving Credit Agreement dated August 30, 2016, among the Company, the lenders party thereto, ING Capital LLC and Texas Capital Bank, N.A. (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on September 2, 2016).

10.38
Amended and Restated Senior Secured Revolving Credit Agreement dated as of December 21, 2018 among Capital Southwest Corporation, as Borrower, the Lenders party hereto, ING Capital LLC, as Administrative Agent, Arranger and Bookrunner and Texas Capital Bank, N.A., as Documentation Agent (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on December 21, 2018).

10.39
Incremental Assumption Agreement, dated August 18, 2017, among the Company, ING Capital LLC and LegacyTexas Bank (incorporated by reference to Exhibit 10.2 to Form 10-Q (File No. 814-00061) filed on November 7, 2017).

10.40
Amendment No. 1 to the Senior Secured Revolving Credit Agreement, dated November 16, 2017, among the Company, the lenders party thereto, ING Capital LLC and the subsidiary guarantors thereto (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on November 17, 2017).

10.41
Incremental Assumption Agreement, dated April 16, 2018, among the Company, ING Capital LLC and Hitachi Capital America Corp. (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on April 17, 2018).

Exhibit No.	Description

10.42
Incremental Assumption Agreement, dated as of May 11, 2018 among Capital Southwest Corporation, as Borrower, and ING Capital LLC, as Administrative Agent and Increasing Lender (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on May 14, 2018).

10.43
Incremental Assumption Agreement dated as of May 23, 2019 among Capital Southwest Corporation, as Borrower, ING Capital LLC, as Administrative Agent, and Mutual of Omaha Bank, as Assuming Lender (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 814-00061) filed on May 23, 2019).

10.44
Master Reimbursement Agreement, dated as of May 9, 2018, by and between Capital Southwest Corporation, as Borrower, and ING Capital LLC, as Issuer (incorporated by reference to Exhibit 10.40 to Form 10-K (File No. 814-00061) filed on June 5, 2018).

10.45
Amended and Restated Administration Agreement, dated March 9, 2017, between the Company and Capital Southwest Management Corporation (incorporated by reference to Exhibit (k)(3) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on September 8, 2017).

10.46
Custody Agreement, dated August 30, 2016, between the Company and U.S. Bank National Association (incorporated by reference to Exhibit (j)(1) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on September 8, 2017).

10.47
Custody Control Agreement, dated August 30, 2016, between the Company, ING Capital LLC and U.S. Bank National Association (incorporated by reference to Exhibit (j)(2) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on September 8, 2017).

10.48
Document Custody Agreement, dated August 30, 2016, between the Company, ING Capital LLC and U.S. Bank National Association (incorporated by reference to Exhibit (j)(3) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on September 8, 2017).

10.49	Form of Equity Distribution Agreement (incorporated by reference to Exhibit (h)(4) to Registration Statement on Form N-2 (Reg. No- 220385) filed on March 4, 2019).

14	Code of Ethics (incorporated by reference to Exhibit (r) to Registration Statement on Form N-2 (Reg. No- 220385) filed on September 8, 2017).

21.1	List of subsidiaries of the Company.

23.1	Consent of Independent Registered Public Accounting Firm – RSM US LLP (relating to the Company).

23.2	Consent of Independent Auditor – Grant Thornton LLP (relating to the Company).

23.3	Consent of Independent Auditor – RSM US LLP (relating to I-45 SLF LLC).

31.1	Certification of Chairman of the Board and President required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

31.2	Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

32.1	Certification of Chairman of the Board and President required by Rule 13a-14(b) or Rule 15d-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

32.2	Certification of Chief Financial Officer required by Rule 13a-14(b) or Rule 15d-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

99.1	Audited Consolidated Financial Statements of I-45 SLF LLC as of March 31, 2019 and 2018 and for the years ended March 31, 2019, 2018 and 2017.

+ Indicates management contract or compensatory plan or arrangement.

Item 16. Form 10-K Summary

None.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL SOUTHWEST CORPORATION
By:	/s/ Bowen S. Diehl
Bowen S. Diehl President and Chief Executive Officer

Date:  June 4, 2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below hereby constitutes and appoints Bowen S. Diehl and Michael Sarner, and each or either of them, acting individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Annual Report, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or their or his substitutes, may lawfully do or cause to be done or by virtue hereof.

Pursuant to the requirement of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature	Title	Date

/s/ David R. Brooks	Chairman of the Board	June 4, 2019
David R. Brooks

/s/ Christine S. Battist	Director	June 4, 2019
Christine S. Battist

/s/ Jack D. Furst	Director	June 4, 2019
Jack D. Furst

/s/ T. Duane Morgan	Director	June 4, 2019
T. Duane Morgan

/s/ William Thomas III	Director	June 4, 2019
William Thomas III

/s/ John H. Wilson	Director	June 4, 2019
John H. Wilson

/s/ Bowen S. Diehl	President and Chief Executive Officer	June 4, 2019
Bowen S. Diehl

/s/ Michael S. Sarner	Chief Financial Officer	June 4, 2019
Michael S. Sarner	(Chief Financial/Accounting Officer)

Exhibit 21.1

CAPITAL SOUTHWEST CORPORATION
List of Subsidiaries

Name of Subsidiary	State of Incorporation

I-45 SLF LLC	Delaware
Media Recovery, Inc.	Nevada
Capital Southwest Management Corporation	Nevada
Capital Southwest Equity Investments, Inc.	Delaware

1

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Nos. 333-227117, 333-207296, 333-177433, 333-177432, 333-118681) on Form S-8 of Capital Southwest Corporation and Subsidiaries (collectively, the Company) of our reports dated June 4, 2019 relating to the consolidated financial statements, the financial statement schedule and the effectiveness of internal control over financial reporting of the Company, appearing in this Annual Report on Form 10-K of the Company for the year ended March 31, 2019.

/s/ RSM US LLP

Chicago, Illinois
June 4, 2019

1

Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated June 1, 2017, with respect to the consolidated financial statements and schedules included in the Annual Report of Capital Southwest Corporation on Form 10-K for the year ended March 31, 2019. We consent to the incorporation by reference of said report in the Registration Statements of Capital Southwest Corporation on Forms S-8 (File No. 333-207296, effective October 5, 2015; File No. 333-177433, effective October 21, 2011; File No. 333-177432, effective October 21, 2011; File No. 333-118681, effective August 31, 2004).

/s/ GRANT THORNTON LLP

Dallas, Texas
June 4, 2019

1

Exhibit 23.3

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Nos. 333-227117, 333-207296, 333-177433, 333-177432, 333-118681) on Form S-8 of Capital Southwest Corporation of our report dated May 10, 2019 relating to the financial statements of I-45 SLF LLC for the year ended March 31, 2019 included as an exhibit to this Annual Report on Form 10-K of Capital Southwest Corporation for the year ended March 31, 2019

/s/ RSM US LLP

Chicago, Illinois
June 4, 2019

1

Exhibit 31.1

CERTIFICATIONS

I, Bowen S. Diehl, certify that:

1	I have reviewed this annual report on Form 10-K of Capital Southwest Corporation (the “registrant”);

2
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 4, 2019	By:	/s/ Bowen S. Diehl
Bowen S. Diehl President and Chief Executive Officer

1

Exhibit 31.2

CERTIFICATIONS

I, Michael S. Sarner, certify that:

1	I have reviewed this annual report on Form 10-K of Capital Southwest Corporation (the “registrant”);

2
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 4, 2019	By:	/s/ Michael S. Sarner
Michael S. Sarner Chief Financial Officer

1

Exhibit 32.1

Certification of the President and Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

I, Bowen S. Diehl, President and Chief Executive Officer of Capital Southwest Corporation, certify that, to my knowledge:

1
The Form 10-K for the year ended March 31, 2019, filed with the Securities and Exchange Commission on June 4, 2019 (“accompanied report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the accompanied report fairly presents, in all material respects, the consolidated financial condition and results of operations of Capital Southwest Corporation.

Date: June 4, 2019	By:	/s/ Bowen S. Diehl
Bowen S. Diehl President and Chief Executive Officer

1

Exhibit 32.2

Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

I, Michael S. Sarner, Chief Financial Officer of Capital Southwest Corporation, certify that, to my knowledge:

1
The Form 10-K for the year ended March 31, 2019, filed with the Securities and Exchange Commission on June 4, 2019 (“accompanied report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the accompanied report fairly presents, in all material respects, the consolidated financial condition and results of operations of Capital Southwest Corporation.

Date: June 4, 2019	By:	/s/ Michael S. Sarner
Michael S. Sarner Chief Financial Officer

1

Exhibit 99.1

I-45 SLF LLC

Consolidated Financial Statements
and
Independent Auditor’s Report

As of March 31, 2019 and 2018 and for the years ended
March 31, 2019, 2018 and 2017

Independent Auditor's Report

Board of Managers
I-45 SLF LLC and its subsidiary

Report of the Financial Statements
We have audited the accompanying consolidated financial statements of I-45 SLF LLC and its subsidiary, which comprise the consolidated statements of assets, liabilities and members' equity, including the consolidated schedules of investments, as of March 31, 2019 and 2018, and the related consolidated statements of operations, changes in members' equity and cash flows for each of the three years in the period ended March 31, 2019, and the related notes to the consolidated financial statements (collectively the financial statements).

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of I-45 SLF LLC and its subsidiary as of March 31, 2019 and 2018, and the results of their operations, and their cash flows for the three years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Chicago, Illinois
May 10, 2019

1

I-45 SLF LLC
Consolidated Statements of Assets, Liabilities
and Members’ Equity

	March 31,
	2019	2018
Assets

Investments, at fair value (cost $242,061,110 and $218,673,548, respectively)	$237,547,371	$220,806,845
Cash and cash equivalents	6,405,598	9,317,184
Due from broker	—	329,987
Deferred financing costs (net of accumulated amortization of $1,424,284 and $927,485, respectively)	1,615,246	2,110,545
Interest receivable	978,904	813,100

	$246,547,119	$233,377,661

Liabilities and Members' Equity

Liabilities
Credit facility	$160,000,000	$143,000,000
Payable for securities purchased	940,346	3,212,818
Distributions payable	3,254,800	2,890,475
Interest payable	157,142	102,075
Accrued expenses and other liabilities	193,709	126,212

Total liabilities	164,545,997	149,331,580

Commitments and contingencies (Note 8)

Members' equity	82,001,122	84,046,081

	$246,547,119	$233,377,661

See accompanying notes to consolidated financial statements.

2

I-45 SLF LLC
Consolidated Schedules of Investments
March 31, 2019

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members' Equity

Corporate Bank Loans
United States
Aerospace & Defense
American Scaffold Holdings, Inc.	3/31/2022	L+6.50% (Floor 1.00%)	$2,625,000	$2,604,634	$2,611,875	3.19%
Hunter Defense Technologies, Inc.	3/29/2023	L+7.00% (Floor 1.00%)	6,256,250	6,149,119	6,256,250	7.63%
Peraton Corp. (fka MHVC Acquisition Corp.)	4/29/2024	L+5.25% (Floor 1.00%)	6,394,363	6,369,724	6,170,560	7.52%
Building & Infrastructure Products
Geo Parent Corporation	12/19/2025	L+5.50%	5,000,000	4,951,736	4,987,500	6.08%
Business Services
iEnergizer Limited	5/1/2019	L+6.00% (Floor 1.25%)	7,307,444	7,300,086	7,307,444	8.91%
Integro Parent Inc.	10/28/2022	L+5.75% (Floor 1.00%)	4,838,924	4,746,329	4,838,924	5.90%
Capital Equipment
TestEquity, LLC	4/28/2022	L+5.50% (Floor 1.00%)	4,803,961	4,773,980	4,765,530	5.81%
Time Manufacturing Acquisition	2/3/2023	L+5.00% (Floor 1.00%)	4,910,038	4,879,401	4,928,450	6.01%
Consumer Products & Retail
Go Wireless Holdings, Inc.	12/22/2024	L+6.50% (Floor 1.00%)	6,562,500	6,508,367	6,439,453	7.85%
Lulu's Fashion Lounge, LLC	8/26/2022	L+7.00% (Floor 1.00%)	4,034,090	3,940,388	3,913,068	4.77%
Mills Fleet Farm Group LLC	10/24/2024	L+6.25% (Floor 1.00%)	4,987,500	4,894,986	4,987,500	6.08%
Pet Supermarket, Inc.	7/5/2022	L+5.50% (Floor 1.00%)	4,859,916	4,833,425	4,762,717	5.81%
Tacala, LLC - Second Lien	1/30/2026	L+7.00%	3,000,000	2,986,989	2,994,750	3.65%
Turning Point Brands, Inc. - Second Lien	3/7/2024	L+7.00%	3,000,000	2,973,482	3,030,000	3.70%
YS Garments, LLC	8/9/2024	L+6.00% (Floor 1.00%)	4,937,500	4,893,176	4,869,609	5.94%
Consumer Services
CMN.com, LLC	11/3/2021	L+6.00% (Floor 1.00%)	9,431,480	9,347,289	9,431,480	11.50%
Lift Brands, Inc.	4/16/2023	L+7.00% (Floor 1.00%)	4,950,000	4,898,080	4,742,100	5.78%
Durable Consumer Goods
TGP Holdings III LLC - Second Lien	9/25/2025	L+8.50% (Floor 1.00%)	2,500,000	2,469,503	2,400,000	2.93%
Energy Services (Midstream)
The Hoover Group, Inc.	1/28/2021	L+7.25% (Floor 1.00%)	6,436,593	6,335,553	6,243,495	7.61%
Healthcare Products
3

I-45 SLF LLC
Consolidated Schedules of Investments
March 31, 2019

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members' Equity
Isagenix International, LLC	6/16/2025	L+5.75% (Floor 1.00%)	2,062,501	2,044,219	1,851,095	2.26%
PT Network, LLC	11/30/2021	L+5.50% (Floor 1.00%)	4,369,332	4,369,332	4,125,086	5.03%
Healthcare Services
AAC Holdings, Inc.	6/30/2023	L+ 6.75% (Floor 1.00%), 4.00% PIK	7,375,229	7,253,490	6,822,087	8.32%
AAC Holdings, Inc.	3/31/2020	L+11.00% (Floor 1.00%)	949,844	940,346	959,343	1.17%
Chloe Ox Parent, LLC (Censeo Health)	12/23/2024	L+4.50% (Floor 1.00%)	5,148,000	5,105,429	5,148,000	6.28%
Nomad Buyer, Inc.	8/1/2025	L+5.00%	2,985,000	2,821,449	2,906,644	3.54%
Hotel, Gaming & Leisure
VIP Cinema Holdings, Inc.	3/1/2023	L+6.00% (Floor 1.00%)	4,500,000	4,485,268	4,207,500	5.13%
Industrial Products
Terra Millennium Corporation	10/31/2022	L+6.75% (Floor 1.00%)	7,526,019	7,478,308	7,488,389	9.13%
Media, Marketing & Entertainment
Allen Media, LLC	8/30/2023	L+6.50% (Floor 1.00%)	5,642,857	5,496,176	5,480,625	6.68%
Imagine! Print Solutions, LLC - Second Lien	6/21/2023	L+8.75% (Floor 1.00%)	3,000,000	2,968,111	2,700,000	3.29%
New Media Holdings II LLC	7/14/2022	L+6.25% (Floor 1.00%)	9,311,991	9,298,489	9,277,071	11.31%
Restaurants
California Pizza Kitchen, Inc.	8/23/2022	L+6.00% (Floor 1.00%)	6,829,887	6,802,221	6,616,487	8.07%
Software & IT Services
Digital River, Inc.	2/12/2021	L+6.00% (Floor 1.00%)	8,002,967	7,997,848	7,802,893	9.52%
InfoGroup Inc.	4/3/2023	L+5.00% (Floor 1.50%)	2,940,000	2,920,233	2,892,225	3.53%
Intermedia Holdings, Inc.	7/21/2025	L+6.00% (Floor 1.00%)	3,847,499	3,812,532	3,857,137	4.70%
New Era Technology, Inc. (2)	6/22/2023	L+6.50% (Floor 1.00%)	4,628,264	4,557,798	4,567,171	5.57%
Novetta Solutions, LLC	10/17/2022	L+5.00% (Floor 1.00%)	4,946,868	4,830,392	4,857,206	5.92%
Technology Products & Components
ATI Investment Sub, Inc.	6/22/2021	L+7.25% (Floor 1.00%)	1,817,558	1,795,449	1,691,420	2.06%
ATX Canada Acquisitionco Inc.	6/11/2021	L+6.00% (Floor 1.00%)	4,688,923	4,665,710	4,454,477	5.43%
Telecommunications
American Teleconferencing Services, Ltd.	12/8/2021	L+6.50% (Floor 1.00%)	6,881,388	6,641,473	4,515,911	5.51%

4

I-45 SLF LLC
Consolidated Schedules of Investments
March 31, 2019

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members' Equity
JAB Wireless, Inc.	5/2/2023	L+8.00% (Floor 1.00%)	7,920,000	7,855,060	7,920,000	9.66%
KORE Wireless Group Inc.	12/20/2024	L+5.50%	3,325,000	3,292,962	3,308,375	4.03%
LOGIX Holdings Company, LLC	12/23/2024	L+5.75% (Floor 1.00%)	6,016,500	5,972,674	6,061,624	7.39%
LSF9 Atlantis Holdings, LLC	5/1/2023	L+6.00% (Floor 1.00%)	6,693,750	6,647,863	6,246,106	7.62%
Teleguam Holdings , LLC	7/25/2024	L+8.50% (Floor 1.00%)	2,000,000	1,969,537	2,012,500	2.45%
U.S. TelePacific Corp.	5/2/2023	L+5.00% (Floor 1.00%)	6,844,420	6,777,409	6,660,510	8.12%
UniTek Global Services, Inc.	8/20/2024	L+5.50% (Floor 1.00%)	2,985,000	2,959,958	2,958,135	3.61%
Wireless Vision Holdings, LLC (3)	9/29/2022	L+8.50% (Floor 1.00%), 1.00% PIK	7,865,229	7,753,144	7,778,711	9.49%
Transportation & Logistics
STL Parent Corp. (American Railcar)	12/5/2022	L+7.00%	3,975,000	3,846,305	3,855,750	4.70%
Wholesale
NBG Acquisition, Inc.	4/26/2024	L+5.50% (Floor 1.00%)	2,887,500	2,845,678	2,844,188	3.47%

Total Investments				$242,061,110	$237,547,371	289.69%

(1)
The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) which reset daily, monthly, quarterly, or semiannually. For each investment, the Company has provided the spread over LIBOR in effect at March 31, 2019. Certain investments are subject to a LIBOR interest rate floor.

(2)	The investment has approximately $0.3 million in an unfunded delayed draw commitment as of March 31, 2019.

(3)	The investment is structured as a first lien last out term loan.

See accompanying notes to consolidated financial statements.

5

I-45 SLF LLC
Consolidated Schedules of Investments
March 31, 2018

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members' Equity

Corporate Bank Loans
United States
Aerospace & Defense
American Scaffold Holdings, Inc.	3/31/2022	L+6.50%	$2,775,000	$2,746,293	$2,761,125	3.29%
Hunter Defense Technologies, Inc.	3/29/2023	L+7.00%	6,500,000	6,370,152	6,370,152	7.58%
Peraton Corp. (fka MHVC Acquisition Corp.)	4/29/2024	L+5.25%	4,960,013	4,938,405	5,022,013	5.98%
Automobile
Highline Aftermarket Acquisition, LLC	3/17/2024	L+4.25%	2,856,595	2,844,340	2,860,166	3.40%
Business Services
Ansira Holdings, Inc.	12/20/2022	L+6.50%	3,878,182	3,847,470	3,868,486	4.60%
Ansira Holdings, Inc. - Delayed Draw	12/20/2022	L+6.50%	315,316	310,799	314,527	0.37%
iEnergizer Limited	5/1/2019	L+6.00%	6,550,375	6,421,048	6,558,563	7.80%
Integro Parent Inc.	10/31/2022	L+5.75%	4,888,924	4,768,810	4,888,924	5.82%
KeyPoint Government Solutions, Inc.	4/18/2024	L+6.00%	4,750,000	4,708,981	4,750,000	5.65%
Redwood Ahead Acquisition, LLC	11/2/2020	L+6.50%	2,811,484	2,767,547	2,829,056	3.37%
Capital Equipment
TestEquity, LLC	4/28/2022	L+5.50%	4,952,674	4,911,727	4,952,674	5.89%
Time Manufacturing Acquisition	2/3/2023	L+5.00%	4,947,519	4,908,622	4,935,150	5.87%
Consumer Products & Retail
Lulu's Fashion Lounge, LLC	8/23/2022	L+7.00%	4,374,999	4,254,636	4,506,249	5.36%
Pet Supermarket, Inc.	7/5/2022	L+5.50%	4,925,000	4,889,928	4,900,375	5.83%
Tacala, LLC - Second Lien	1/31/2026	L+7.00%	3,000,000	2,985,088	3,063,765	3.65%
Turning Point Brands, Inc. - Second Lien	3/7/2024	L+7.00%	3,000,000	2,970,120	3,060,000	3.64%
Consumer Services
CMN.com, LLC	11/3/2021	L+6.00%	8,742,126	8,645,306	8,742,126	10.40%
Prepaid Legal Services, Inc.	7/1/2019	L+5.25%	3,860,938	3,859,187	3,860,938	4.59%
Prepaid Legal Services, Inc. - Second Lien	7/1/2020	L+9.00%	405,000	398,614	405,000	0.48%
Solaray, LLC	9/8/2023	L+6.50%	6,308,205	6,263,089	6,308,205	7.51%
Solaray, LLC - Delayed Draw	9/8/2023	L+6.50%	1,784,890	1,768,866	1,784,890	2.12%
Durable Consumer Goods
TGP Holdings III LLC	9/25/2024	L+5.00%	1,720,169	1,701,604	1,736,296	2.07%
TGP Holdings III LLC - Second Lien	9/25/2025	L+8.50%	2,500,000	2,464,804	2,537,500	3.02%

6

I-45 SLF LLC
Consolidated Schedules of Investments
March 31, 2018

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members' Equity
Financial Services
iPayment Holdings, Inc.	4/11/2023	L+5.00%	4,987,500	4,987,500	5,049,844	6.01%
Healthcare Products
Beaver-Visitec International Holdings, Inc.	8/21/2023	L+5.00%	4,925,000	4,886,584	4,949,625	5.89%
PT Network, LLC	11/30/2021	L+6.50%	4,425,133	4,425,133	4,425,133	5.27%
Healthcare Services
AAC Holdings, Inc.	6/30/2023	L+6.75%	7,568,046	7,413,688	7,700,487	9.16%
Chloe Ox Parent, LLC (Censeo Health)	12/31/2024	L+5.00%	5,200,000	5,149,500	5,265,000	6.26%
Hotel, Gaming & Leisure
VIP Cinema Holdings, Inc.	3/1/2023	L+6.00%	4,750,000	4,730,480	4,804,934	5.72%
Industrial Products
Terra Millennium Corporation	10/31/2022	L+6.25%	7,776,019	7,715,978	7,834,339	9.32%
Media, Marketing & Entertainment
Imagine! Print Solutions, LLC - Second Lien	6/21/2023	L+8.75%	3,000,000	2,960,563	2,760,000	3.28%
New Media Holdings II LLC	7/14/2022	L+6.25%	8,822,598	8,799,522	8,880,518	10.57%
Restaurants
California Pizza Kitchen, Inc.	8/23/2022	L+6.00%	6,899,937	6,863,761	6,775,739	8.06%
Retail
Go Wireless Holdings, Inc.	12/31/2024	L+6.50%	6,912,500	6,845,573	6,903,859	8.21%
Software & IT Services
Digital River, Inc.	2/12/2021	L+6.50%	8,002,967	7,995,112	8,002,967	9.52%
InfoGroup Inc.	4/3/2023	L+5.00%	2,970,000	2,945,028	2,957,021	3.52%
Technology Products & Components
ATI Investment Sub, Inc.	6/22/2021	L+7.25%	3,557,227	3,503,722	3,552,781	4.23%
ATX Canada Acquisitionco Inc.	6/11/2021	L+6.00%	4,836,742	4,801,504	4,498,170	5.35%
Telecommunications
American Teleconferencing Services, Ltd.	12/8/2021	L+6.50%	7,287,370	6,938,866	7,285,548	8.67%
LOGIX Holdings Company, LLC	12/22/2024	L+5.75%	4,528,716	4,484,992	4,551,360	5.42%
LSF9 Atlantis Holdings, LLC	5/1/2023	L+6.00%	6,868,750	6,810,137	6,854,429	8.16%
Polycom, Inc.	9/27/2023	L+5.25%	5,234,833	5,234,833	5,287,182	6.29%
Teleguam Holdings , LLC	4/12/2024	L+8.50%	2,000,000	1,963,812	2,015,000	2.40%
U.S. TelePacific Corp.	5/2/2023	L+5.00%	7,643,991	7,550,843	7,441,425	8.85%
UniTek Global Services, Inc.	1/13/2019	L+8.50%	4,584,809	4,584,809	4,584,809	5.46%

7

I-45 SLF LLC
Consolidated Schedules of Investments
March 31, 2018

Description	Maturity Date	Current Interest Rate(1)	Principal Amount	Cost	Fair Value	Percentage of Members' Equity
Transportation & Logistics
US Joiner Holding Company (IMECO and RAACI)	4/16/2020	L+6.00%	4,459,182	4,425,101	4,436,886	5.28%
Wholesale
NBG Acquisition, Inc.	4/26/2024	L+5.50%	2,962,500	2,911,071	2,973,609	3.54%

Total Investments				$218,673,548	$220,806,845	262.73%

(1)
The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) which reset daily, monthly, quarterly, or semiannually. For each investment, the Company has provided the spread over LIBOR in effect at March 31, 2018. Certain investments are subject to a LIBOR interest rate floor.

See accompanying notes to consolidated financial statements.

8

I-45 SLF LLC
Consolidated Statements of Operations

	Year ended March 31, 2019	Year ended March 31, 2018	Year Ended March 31, 2017
Investment income
Interest	$20,808,110	$16,732,879	$12,293,686
Fees and other income	588,778	332,752	247,870

Total investment income	21,396,888	17,065,631	12,541,556

Expenses
Interest expense	8,369,602	6,254,444	4,042,842
Administrative fee	153,400	150,362	120,543
Professional fees and other	236,224	208,225	236,372

Total expenses	8,759,226	6,613,031	4,399,757

Net investment income	12,637,662	10,452,600	8,141,799

Realized and unrealized (loss) gain on investments
Net realized gain on investments	399,954	1,660,104	1,653,143
Net change in unrealized (depreciation) appreciation on investments	(6,647,036)	(614,866)	3,369,673

Net (loss) gain on investments	(6,247,082)	1,045,238	5,022,816

Net increase in members' equity resulting from operations	$6,390,580	$11,497,838	$13,164,615

See accompanying notes to consolidated financial statements.

9

I-45 SLF LLC
Consolidated Statements of Changes in Members' Equity

	Years Ended March 31,
	2019	2018	2017

Members' equity beginning balance	$84,046,081	$79,417,700	$45,357,231
Contributions	4,000,000	5,000,000	30,000,000
Distributions	(12,435,539)	(11,869,457)	(9,104,146)
	75,610,542	72,548,243	66,253,085

Net increase in members' equity resulting from operations:
Net investment income	12,637,662	10,452,600	8,141,799
Net realized gain on investments	399,954	1,660,104	1,653,143
Net change in unrealized appreciation (depreciation) on investments	(6,647,036)	(614,866)	3,369,673

Net increase in members' equity resulting from operations	6,390,580	11,497,838	13,164,615

Members' equity ending balance	$82,001,122	$84,046,081	$79,417,700

See accompanying notes to consolidated financial statements.

10

I-45 SLF LLC
Consolidated Statements of Cash Flows

	Years Ended March 31,
	2019	2018	2017
Cash flows from operating activities
Net increase in members' equity resulting from operations	$6,390,580	$11,497,838	$13,164,615
Adjustments to reconcile net increase in members' equity resulting from operations to net cash used in operating activities:
Net realized gain on investments	(399,954)	(1,660,104)	(1,653,143)
Net change in unrealized (appreciation) depreciation on investments	6,647,036	614,866	(3,369,673)
Amortization of premiums and discounts on investments	(671,016)	(710,236)	(1,084,012)
Amortization of deferred financing costs	496,799	487,503	374,659
Purchases of investments	(95,262,272)	(135,400,139)	(161,951,431)
Proceeds from sales / paydowns of investments	72,945,680	116,591,458	67,029,872
Changes in operating assets and liabilities:
Due from broker	329,987	1,402,513	(1,732,500)
Interest receivable	(165,804)	(338,769)	(37,939)
Payable for securities purchased	(2,272,472)	(8,582,182)	3,754,809
Interest payable	55,067	41,883	30,987
Accrued expenses and other liabilities	67,497	28,330	58,842

Net cash used in operating activities	(11,838,872)	(16,027,039)	(85,414,914)

Cash flows from financing activities
Borrowings under credit facility	55,000,000	34,000,000	74,000,000
Repayments of credit facility	(38,000,000)	(13,000,000)	—
Deferred financing costs paid	(1,500)	(939,006)	(974,024)
Capital contributions	4,000,000	5,000,000	30,000,000
Distributions	(12,071,214)	(11,809,424)	(7,699,178)

Net cash provided by financing activities	8,927,286	13,251,570	95,326,798

Net change in cash and cash equivalents	(2,911,586)	(2,775,469)	9,911,884
Cash and cash equivalents, beginning of period	9,317,184	12,092,653	2,180,769
Cash and cash equivalents, end of period	$6,405,598	$9,317,184	$12,092,653

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$7,797,256	$5,705,952	$3,133,149

Supplemental disclosure of noncash financing activities
Distributions payable	$3,254,800	$2,890,475	$2,830,442

See accompanying notes to consolidated financial statements.

11

I-45 SLF LLC
Notes to Consolidated Financial Statements

1. ORGANIZATION AND BASIS OF PRESENTATION
ORGANIZATION

I-45 SLF LLC (the “Company”) was organized as a Delaware limited liability company on September 3, 2015 by the filing of a certificate of formation (the “Certificate”) with the Office of the Secretary of State of the State of Delaware under and pursuant to the Delaware Limited Liability Company Act (the “Act”). The Company is a joint venture between Main Street Capital Corporation and Capital Southwest Corporation. Capital Southwest Corporation owns 80.0% of the Company and has a profits interest of 75.6%, while Main Street Capital Corporation owns 20.0% and has a profits interest of 24.4%. The initial equity capital commitment to I-45 SLF totaled $85 million, consisting of $68 million from Capital Southwest Corporation and $17 million from Main Street Capital Corporation, all of which was funded as of March 31, 2019 and $81 million, or 95.3%, of which was funded as of March 31, 2018.

On September 18, 2015, the Company’s wholly-owned and consolidated subsidiary, I-45 SPV LLC (the “SPV”) was organized as a Delaware limited liability company by the filing of a certificate of formation with the Office of the Secretary of State of the State of Delaware. The Company is the sole equity member of the SPV. All intercompany balances and transactions have been eliminated in consolidation.

The registered agent and office of the Company required by the Act to be maintained in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The principal office of the Company shall be located at such place within or without the State of Delaware, and the Company shall maintain such records, as the Members shall determine from time to time.

BASIS OF PRESENTATION
The accounting and reporting policies of the Company conform with U.S. generally accepted accounting principles (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Company is an investment company and follows the accounting and reporting guidance in FASB Topic 946 - Financial Services - Investment Companies (“ASC Topic 946”). Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS
Investment transactions are accounted for on a trade-date basis. Premiums and discounts are amortized over the lives of the respective debt securities using the effective interest method. Investments that are held by the Company are stated at fair value in accordance with ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC Topic 820”).

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the year net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the investment portfolio and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents, which consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase, are carried at cost, which approximates fair value.

In the normal course of business, the Company maintains its cash and cash equivalent balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent any financial institution

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with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

DEFERRED FINANCING COSTS
Deferred financing costs include commitment fees and other costs related to the Company’s credit facility (the “Credit Facility”, as discussed further in Note 4). These costs have been capitalized and are amortized into interest expense over the term of the individual instrument.

INTEREST INCOME

Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts. In accordance with the Company’s valuation policy, accrued interest receivables are evaluated periodically for collectability. When the Company does not expect the debtor to be able to service all of its debt or other obligations, the Company will generally establish a reserve against interest income receivable, thereby placing the loan or debt security on non-accrual status, and cease to recognize interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding the ability to service debt or other obligations, it will be restored to accrual basis. As of March 31, 2019 and 2018, the Company did not have any investments on non-accrual status.

EXPENSES

Unless otherwise voluntarily or contractually assumed by the Board of Managers or another party, the Company bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Company, legal fees, accounting, auditing and tax preparation fees, recordkeeping and custodial fees, costs of computing the Company’s members’ equity, research expenses, costs of registration expenses, all costs with respect to communications with members, and other types of expenses as may be approved from time to time.

INCOME TAXES

The Company is organized and operates as a limited liability company and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual members. Accordingly, no provision for income taxes has been made in the Company’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax year and for all major jurisdictions, management of the Company has evaluated the tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Company upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Company would be recorded as a tax benefit or expense in the current year. For each of the three tax years ended December 31, 2018, 2017 and 2016 the Company determined that it did not have any uncertain tax positions. Generally, the Company is subject to income tax examinations by major taxing authorities during the three years prior to the periods covered by these financial statements.

RECENTLY ISSUED OR ADOPTED ACCOUNTING STANDARDS

In May 2014, the FASB issued Accounting Standards Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)-Narrow-Scope Improvements and Practical Expedients. This ASU clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. The FASB decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. The new guidance is effective for the annual reporting period beginning after December 15, 2018, and interim periods within annual reporting periods beginning after December 15, 2019. Early adoption was permitted for

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annual reporting periods beginning after December 15, 2016. The Company adopted ASU 2014-09 effective April 1, 2018 and determined that its material financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company's management has determined that there were no material changes to the recognition timing and classification of revenues and expenses; additionally, the adoption of ASU 2014-09 did not have a significant impact on pretax income or on the consolidated financial statement disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. The Company adopted ASU 2016-15 effective April 1, 2018 and the adoption did not have a material impact on the Company's consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820), which is intended to improve fair value and defined benefit disclosure requirements by removing disclosures that are not cost beneficial, clarifying disclosures' specific requirements, and adding relevant disclosure requirements. The amendments take effect for all organizations for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The adoption of this new accounting standard is not expected to have an impact on the Company’s consolidated financial statements.

3. FAIR VALUE MEASUREMENTS

ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s investments is determined as of the close of business at the end of each reporting period (“Valuation Date”) in conformity with the guidance on fair value measurements and disclosures under U.S. GAAP.

The inputs used to determine the fair value of the Company’s investments are summarized in the three broad levels listed below:

•	Level 1- unadjusted quoted prices in active markets for identical investments

•	Level 2- investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3- investments with significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The Company establishes valuation processes and procedures to ensure the valuation methodologies for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. The Company designates the Board of Managers to oversee the entire valuation process of Level 3 investments. The Board of Managers is responsible for developing the Company’s valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. Additionally, the Board of Managers is generally responsible for reviewing and approving the valuation determinations and any information provided by U.S. Bancorp Fund Services, LLC (the “Administrator”), as well as determining the levels of the fair value hierarchy in which the investments fall.

The Board of Managers meets on a quarterly basis, or more frequently as needed, to determine the valuations of Level 3 investments. Valuations determined by the Board of Managers are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Board of Managers deems to be appropriate, including the use of internal proprietary pricing models. The Company, along with the Board of Managers, periodically reviews the valuations of Level 3 investments, and if necessary, recalibrates its valuation procedures.

Investments currently held by the Company are generally valued as follows:

Securities that are listed on a recognized exchange are valued at their last available public sales price. Securities that are listed on more than one national securities exchange are valued at the last quoted sales price on the primary exchange on which the security is listed. If a security was not traded on the primary exchange on the valuation date, such security is valued at the last quoted sales price on the next most active market, if the Board of Managers determines the price to be representative of fair value. Investments that are not listed on an exchange but are traded over-the-counter are generally valued using independent pricing services. These pricing services may use the broker quotes or models that consider such factors as issue type, coupon rate, maturity, rating, prepayment speed, yield, or prices of comparable quality, when pricing securities.

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In the case of investments not priced by independent pricing services, the Board of Managers will endeavor to obtain market maker quotes. For both long and short positions, the average of all “bid” and “asked” quotations is generally used.

The fair value determination of the Company’s investments consists of a combination of observable inputs in non-active markets and unobservable inputs. The observable inputs are not always sufficient to determine the fair value of these investments. As a result, all investments currently held by the Company are categorized as Level 3 under ASC 820.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Company’s investments that are categorized within Level 3 of the fair value hierarchy as of March 31, 2018 and 2017:

Type of Investment	Fair Value at March 31, 2019	Valuation Technique	Unobservable Input	Range	Weighted Average

Corporate bank loans	$174,772,948	Income Approach	Broker Quotes	65.6 - 101.0	96.8
	40,237,232	Income Approach	Discount Rate	8.5% - 14.5%	10.8%
	22,537,191	Market Approach	Exit Value	100.0 - 101.0	100.0
	$237,547,371

Type of Investment	Fair Value at March 31, 2018	Valuation Technique	Unobservable Input	Range	Weighted Average

Corporate bank loans	$182,716,013	Income Approach	Broker Quotes	92.0 - 103.0	100
	23,029,609	Income Approach	Discount Rate	7.4% - 8.6%	7.8%
	10,795,285	Market Approach	Cost	98.0 - 100.0	98.8
	4,265,938	Market Approach	Exit Value	100.0	100.0
	$220,806,845

The Board of Managers will evaluate the valuation hierarchy and make changes when necessary. The Company discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between levels for the years ended March 31, 2019 and 2018. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization, as of March 31, 2019, of the Company’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 1	Level 2	Level 3	Total
Investments (at fair value)
Corporate bank loans	$—	$—	$237,547,371	$237,547,371
Total investments	—	—	237,547,371	237,547,371

Cash equivalents - money market fund	5,333,271	—	—	5,333,271

	$5,333,271	$—	$237,547,371	$242,880,642

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The following is a summary categorization, as of March 31, 2018, of the Company’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 1	Level 2	Level 3	Total
Investments (at fair value)
Corporate bank loans	$—	$—	$220,806,845	$220,806,845
Total investments	—	—	220,806,845	220,806,845

Cash equivalents - money market fund	3,087,598	—	—	3,087,598

	$3,087,598	$—	$220,806,845	$223,894,443

The following table represents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable and unobservable inputs. Changes in Level 3 assets measured at fair value for the years ended March 31, 2019 and 2018 were as follows:

	Level 3
	Beginning Balance	Purchases(a)	Settlements	Change in Unrealized Appreciation(b)	Realized Gains (Losses)(c)	Ending Balance	Change in Unrealized Appreciation (Depreciation) on Investments Held at Period End
Investments (at fair value)
Corporate bank loans	$220,806,845	$135,311,691	$(112,324,083)	$(6,647,036)	$399,954	$237,547,371	$(6,210,449)

Total	$220,806,845	$135,311,691	$(112,324,083)	$(6,647,036)	$399,954	$237,547,371	$(6,210,449)

	Level 3
	Beginning Balance	Purchases(a)	Settlements	Change in Unrealized Appreciation(b)	Realized Gains (Losses)(c)	Ending Balance	Change in Unrealized Appreciation (Depreciation) on Investments Held at Period End
Investments (at fair value)
Corporate bank loans	$200,242,690	$135,480,991	$(115,962,074)	$(614,866)	$1,660,104	$220,806,845	$605,724

Total	$200,242,690	$135,480,991	$(115,962,074)	$(614,866)	$1,660,104	$220,806,845	$605,724

(a)Includes purchases of new investments, as well as discount accretion on investments.
(b)The change in unrealized appreciation is reflected in the net change in unrealized appreciation on investments in the
Consolidated Statements of Operations.
(c)Realized gains (losses) are included in the net realized gain on investments in the Consolidated Statements of Operations.

4. CREDIT FACILITY
The Company closed on a $75.0 million 5-year senior secured credit facility with Deutsche Bank AG (the “Credit Facility”) in the period ended March 31, 2016. This facility included an accordion feature which allows the Company to achieve

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leverage of up to 2x debt-to-equity. During the year ended March 31, 2017, the Company increased credit facility commitments outstanding by an additional $90.0 million by adding three additional lenders to the syndicate, bringing total debt commitments to $165.0 million. In July 2017, the Credit Facility was amended to extend the maturity to July 2022. The Company maintains the Credit Facility to provide additional liquidity to support its investment and operational activities.
Prior to the amendment to the Credit Facility, borrowings under the Credit Facility bore interest on a per annum basis at a rate equal to the applicable LIBOR rate plus 2.50%. Subsequent to the amendment, borrowings bear interest on a per annum basis at a rate equal to 3 month LIBOR plus 2.40%. The Company pays an administrative agent fee of 0.25% per annum and unused fees of 0.40% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of the Company. The Credit Facility contains certain affirmative and negative covenants, including but not limited to maintenance of a borrowing base. The Credit Facility is provided on a revolving basis through its final maturity date in July 2022.
At March 31, 2019 and 2018, the Company had $160.0 million and $143.0 million, respectively, in borrowings outstanding under the Credit Facility. The Company recognized interest expense related to the Credit Facility, including unused commitment fees, administrative agent fees and amortization of deferred loan costs, of approximately $8.4 million and $6.3 million, respectively, for the years ended March 31, 2019 and 2018. The weighted average interest rate on the Credit Facility was 4.96% and 3.92%, respectively, for the years ended March 31, 2019 and 2018. Average borrowings for the years ended March 31, 2019 and 2018 were $148.4 million and $132.5 million, respectively.
A summary of the Company's contractual payment obligations for the repayment of outstanding indebtedness at March 31, 2019 is as follows:

	Years Ending March 31,
	2020	2021	2022	2023	2024	Thereafter	Total
Credit Facility	—	—	—	160,000	—	—	160,000

5. ALLOCATION OF PROFITS AND LOSSES
For each fiscal year, profits or net losses of the Company are allocated among and credited to or debited against the capital accounts of the members as of the last day of each fiscal year in accordance with the Limited Liability Company Agreement (the “LLC Agreement”). Net profits or net losses are allocated after giving effect for any initial or additional applications for interests or any repurchases of interests. Net investment income, realized gains and losses, and unrealized gains or losses are allocated to the members pro rata in accordance with their profit percentages, as defined in the LLC Agreement. Net profits or net losses are measured as the net change in the value of the members’ equity in the Company, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal year.
Each quarter a cash distribution may be made to the members, which is generally equivalent to estimated taxable income less non-cash revenue (such as original issue discount amortization or PIK interest). The estimated taxable income distributions are generally made up of taxable net investment income (excluding non-cash revenue) and realized gains and losses. Estimated taxable income and distributions made to the members therefore may be materially different than GAAP net investment income. The distribution policy is subject to change by the Board of Managers based on business and market conditions at any time.

6. DUE FROM BROKERS

The Company conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Company is subject to credit risk to the extent any broker with whom the Company conducts business is unable to deliver cash balances or securities, or clear security transactions on the Company’s behalf. The Company monitors the financial condition of the brokers with which the Company conducts business and believes the likelihood of loss under the aforementioned circumstances is remote. At March 31, 2019 and 2018, the balance in due from brokers is cash of approximately $0 and $0.3 million, respectively.

7. ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Company pays the Administrator a quarterly administration fee. This fee is calculated based on the quarter end invested assets. For the year ended March 31, 2019,

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the Company had incurred $153,400 in administration fees, of which $78,436 were payable at the end of the year. For the year ended March 31, 2018, the Company had incurred $150,362 in administration fees, of which $37,465 were payable at the end of the year. For the period ended March 31, 2017, the Company had incurred $120,543 in administration fees, of which $35,101 were payable at the end of the year.

The Administrator is affiliated with a broker, U.S. Bank, through which the Company transacts operations. At March 31, 2019, cash and cash equivalents in the amount of $6.4 million are held with U.S. Bank. At March 31, 2018, cash and cash equivalents in the amount of $9.3 million are held by U.S. Bank.

8. COMMITMENTS AND CONTINGENCIES

The Company entered into various trades during the periods ended March 31, 2019 and 2018. As of March 31, 2019 and 2018, there were outstanding trades in the amount of approximately $0.9 million and $3.2 million, respectively, that remained unsettled. This is shown as payable for securities purchased on the Consolidated Statements of Assets, Liabilities and Members’ Equity.
In the normal course of business, the Company is a party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend financing to the Company’s portfolio companies. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The following table lists the outstanding commitments as of March 31, 2019 and 2018:

		March 31,	March 31,
Portfolio Company	Investment Type	2019	2018
Ansira Holdings, Inc.	Delayed Draw Term Loan	$—	$255,000
New Era Technology, Inc.	Delayed Draw Term Loan	256,000	—
PT Network, LLC	Delayed Draw Term Loan	—	2,053,000
Solaray, LLC	Delayed Draw Term Loan	—	912,000
TGP Holdings III LLC	Delayed Draw Term Loan	—	271,000
Total unused commitments to extend financing		$256,000	$3,491,000

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. The Company has no currently pending material legal proceedings to which it is a party or to which any of its assets is subject.

9. FINANCIAL HIGHLIGHTS

Financial highlights are as follows:

	Year ended	Year ended	Year ended
	March 31, 2019	March 31, 2018	March 31, 2017
Net investment income to average members' equity(1)	15.37%	12.40%	12.17%
Expenses to average members' equity(1)	(10.65)%	(7.85)%	(6.58)%
Internal Rate of Return, end of year(2)	14.15%	16.77%	18.78%

(1)	Ratios are calculated by dividing the indicated amount by average members' equity measured as of the end of each quarter during the period.

(2)
The internal rate of return since inception ("IRR") of the members is computed based on the actual dates of cash inflows, outflows and the ending net assets at the end of the year of the members' equity account as of each measurement date. The IRR includes actual cash payments and does not include distributions declared but not yet paid.

Financial highlights are calculated for the members’ class taken as a whole. An individual member’s return and ratios may vary. Financial highlights disclosed may not be indicative of future performance of the Company.

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10. SUBSEQUENT EVENTS

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through May 10, 2019, the date the consolidated financial statements were available to be issued.

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